UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2016

Item 1.  Reports to Stockholders.

The UBS Funds

Semiannual Report | December 31, 2016

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President's letter

February 17, 2017

Dear Shareholder,

After Donald Trump's surprise victory in the US presidential election, many investors may wonder about the implications for financial markets. We believe that political developments in Washington, D.C. will likely have two distinct implications for investors over the coming year. The first relates to how markets will react to new government policies, especially budget and protectionist trade policies that may influence interest rate and inflation expectations. The second pertains to federal regulatory changes that will likely continue to shape the way we invest. In light of the likely policy developments ahead, we continue to believe in the importance of investment planning that is oriented around long-term goals.

The push-and-pull relationship between central bank interest rate policy and government spending is likely to define the challenge for markets in 2017. For most of 2016, market participants did not regard low interest rates, slow demand growth or low inflation as likely to change any time soon. But with his campaign commitment to use government spending and lower tax rates to spur demand growth, President Trump's administration appears to have altered the policy balance, and the "lower interest rates for longer" narrative. Even prior to recent political developments, the structural imbalances and unintended consequences caused by low interest rates and quantitative easing were starting to be seen by some market observers as outweighing the benefits. Consequently, we see increased government spending on the horizon—perhaps in the form of fiscal stimulus aimed at infrastructure development. Combined with protectionist trade policies, we believe that increased fiscal stimulus is potentially inflationary and that this developing trend could have a significant impact on financial markets over the coming year.

It is often the case that incoming Presidential administrations move to halt or delay a predecessor's unfinished regulatory projects—particularly when there is a shift in the party that controls the executive branch. This theme may prove especially relevant as the Trump administration settles in. President Trump has stated his commitment to deregulation across vast and varying sectors of the economy. Some deregulation may focus on the financial industry, so investors should watch for notices about regulatory changes. We encourage you to carefully read any mail that you receive pertaining to your investments, and to reach-out to your financial advisor with any questions that you may have.

As we embark on 2017, it may be helpful to remember the axiom that changes also bring opportunities. For investors, this is doubly true. While government policies may influence financial markets, they may also create opportunities for active asset managers to exploit on shareholders' behalf. And, as regulatory changes to the investment environment may cause some confusion, they may also create an opportunity to engage with your advisor on your long-term investment plan. We believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the power to deliver better investment outcomes. At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

President's letter

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of February 17, 2017. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

A continued modest economic expansion

The US economy faced a number of headwinds but overcame these challenges and continued to expand during the reporting period. That being said, the overall pace was fairly tepid. The US Commerce Department reported that gross domestic product ("GDP") grew at a 0.8% seasonally adjusted annualized rate during the second quarter of 2016. GDP growth then improved to 3.5% during the third quarter—the strongest reading since the third quarter of 2014. Finally, the Commerce Department's initial reading showed that fourth-quarter 2016 GDP grew 1.9%.1

After taking its first step to normalizing monetary policy in late 2015, the US Federal Reserve Board ("Fed") kept rates unchanged during its first seven meetings in 2016. Then, as widely anticipated, the Fed raised interest rates 0.25% in December 2016 to a range between 0.50% and 0.75%. In its statement following the December meeting the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data."

From a global perspective, the International Monetary Fund ("IMF") maintained its forecast for generally modest growth. In the IMF's October 2016 World Economic Outlook Update it said, "The forces shaping the global outlook—both those operating over the short term and those operating over the long term—point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks." From a regional perspective, the IMF estimates 2017 growth in the eurozone will be 1.5%, versus 1.7% in 2016. Japan's economy is expected to expand 0.6% in 2017, compared to 0.5% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.6% in 2017, versus 4.2% in 2016.

Global equities generate positive results

The global equity market was highly volatile at times but produced positive results during the reporting period. Global equities rallied sharply over the first half of the period as commodity prices rose and global central banks continued to pursue their highly accommodative monetary policies. After a period of weakness in October 2016, US equities rallied sharply following the November elections given expectations for improving growth due to increased infrastructure spending in the Trump administration. However, international equities posted mixed results over the last two months of the year. All told, the US stock market, as measured by the S&P 500 Index,2 gained 7.82% for the six months ended December 31, 2016. International developed equities, as measured by the MSCI EAFE Index (net),3 rose 5.67% during the period, while emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 returned 4.49% for the same period.

1  Based on the Commerce Department's initial estimate announced on January 27, 2017, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market-capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The overall fixed income market produced weak results

The global fixed income market produced generally weak results during the reporting period. In the US, Treasury yields moved sharply higher after the November elections as investors anticipated an uptick in growth and inflation. Additionally, in December the Fed increased its projection for the number of rate hikes it would make in 2017. For the six-month period, the yield on the US 10-year Treasury rose from 1.49% to 2.45% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,5 declined 2.53% for the six months ended December 31, 2016. Returns of riskier fixed income securities were mixed. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 gained 7.46% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 declined 0.64% during the same period.

5  The Bloomberg Barclays US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar-denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market-capitalization-weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2016, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 1.95% (Class A shares returned -3.68% after the deduction of the maximum sales charge), while Class P shares returned 2.07%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned -1.27% during the same time period, the MSCI World Index (net) returned 6.81%, and the Citigroup One-Month US Treasury Bill Index returned 0.12%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period, driven by both market and currency allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures, and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, added to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall, the Fund's equity positioning was positive for returns.

  – The Fund's long exposure to global equities (US, developed ex-US and emerging markets) contributed to performance over the reporting period. A number of equity markets ended 2016 at all-time highs amid improving economic data and resurgent investor confidence.

  – The Fund benefited from certain relative value trades, such as being long developed ex-US equities versus US equities and long Russell 1000 Value versus S&P 500. Long-forgotten value stocks performed strongly following the outcome of the US Presidential election, and developed ex-US equities strengthened amid a reduction in geopolitical risks and further commitments to accommodative monetary policy.

•  Overall, the Fund's fixed income positions were positive for performance.

  – The Fund's preference for global corporate bonds and European high yield bonds added value. Global yields rose and spreads compressed during the reporting period.

  – The Fund benefited from certain relative value trades, such as long German bunds versus French government bonds and long U.S. Treasury Inflation-Protected Securities ("TIPS") versus U.S. Treasuries.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Dynamic Alpha Fund

•  Overall, the portfolio's active currency strategy was beneficial for results.

  – The Fund's long positions in the US dollar relative to the euro and the New Zealand dollar contributed to performance. Both positions benefited from a stronger US dollar amid US reflation, better economic growth expectations and a Federal Reserve Board (Fed) rate hike in December 2016.

  – The Fund's long position in the Indian rupee relative to the Korean won proved beneficial for performance. The rupee was more resilient during this volatile time period amid Reserve Bank of India interventions and strong macro fundamentals.

What didn't work:

•  Certain equity positions detracted from results.

  – A preference for emerging market equities over US equities and emerging market minimum volatility equities over broad emerging market equities detracted from performance. Relative to other global markets, emerging market equities came under pressure amid increased uncertainty surrounding the results of the US presidential election.

  – The Fund's relative value trade of long US versus Canadian equities detracted from performance. Canadian energy and financial stocks performed particularly well in the wake of rising interest rates and a rebound in crude oil prices from earlier year lows.

•  Certain fixed income positions detracted from results.

  – The Fund's long exposure to Australian duration detracted from results as the economy fared better than expected given lower commodity prices. This resulted in fewer rate cuts than expected.

  – The Fund's performance was negatively impacted by certain relative value trades, such as long positions in U.S. Treasuries versus both Italian and German government bonds. U.S. Treasury yields rose sharply in the last two months of the year amid greater inflation expectations and a revision in anticipated moves by the US Fed.

•  Certain currency trades performed poorly during the reporting period.

  – The largest detractor from performance was the Fund's overweight in the Mexican peso relative to the Canadian dollar. Despite solid fundamentals, the peso struggled amid protectionist and trade concerns upon the result of the US presidential election.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/16 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.95%	(1.88)%	2.60%	0.85%
Class C2	1.56	(2.49)	1.86	0.10
Class P3	2.07	(1.69)	2.86	1.14
After deducting maximum sales charge
Class A1	(3.68)%	(7.24)%	1.45%	0.28%
Class C2	0.56	(3.47)	1.86	0.10
BofA Merrill Lynch US Treasury 1-5 Year Index[4]	(1.27)	1.09	0.80	2.77
MSCI World Index (net)[5]	6.81	7.51	10.41	3.83
Citigroup One-Month US Treasury Bill Index[6]	0.12	0.21	0.07	0.64

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2016 prospectuses were as follows: Class A—1.46% and 1.36%; Class C—2.24% and 2.11%; Class P—1.23% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2017, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—December 31, 2016 (unaudited)

1  The Fund's portfolio is actively managed and its composition will vary over time.

Top ten holdings1

Percentage of net assets
U.S. Treasury Inflation Indexed Note (TIPS), 0.625%, due 01/15/26	14.2%
JPMorgan Chase & Co., 3.200%, due 01/25/23	0.8
Citigroup, Inc., 3.875%, due 10/25/23	0.5
Morgan Stanley, 2.650%, due 01/27/20	0.5
Adani Abbot Point Terminal Pty. Ltd., 6.750%, due 11/01/18	0.4
Goldman Sachs Group, Inc. (The), 1.375%, due 07/26/22	0.4
Mellon Capital III, 1.875%, due 09/05/66	0.4
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	0.4
Verizon Communications, Inc., 6.550%, due 09/15/43	0.3
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35	0.3
Total	18.2%

Top five issuer breakdown by country or territory
of origin1

Percentage of net assets
United States	34.8%
United Kingdom	5.2
Netherlands	3.2
Australia	3.0
France	1.7
Total	47.9%

UBS Dynamic Alpha Fund

Industry diversification—December 31, 2016 (unaudited)1

Bonds Corporate bonds	Percentage of net assets
Air freight & logistics	0.12%
Automobiles	0.08
Banks	8.85
Beverages	1.40
Biotechnology	0.70
Capital markets	1.93
Chemicals	0.54
Commercial services & supplies	0.12
Communications equipment	0.15
Construction & engineering	0.51
Consumer finance	0.60
Diversified financial services	1.36
Diversified telecommunication services	2.07
Electric utilities	2.35
Electrical equipment	0.07
Energy equipment & services	0.25
Equity real estate investment trusts (REITs)	0.70
Food & staples retailing	0.28
Food products	0.42
Gas utilities	0.64
Health care equipment & supplies	0.45
Health care providers & services	0.42
Hotels, restaurants & leisure	0.07
Household products	0.08
Independent power and renewable electricity producers	0.19
Industrial conglomerates	0.47
Insurance	3.93
Internet software & services	0.35
IT services	0.14
Life sciences tools & services	0.08
Machinery	0.13
Media	1.30
Metals & mining	0.61
Multi-utilities	0.58
Oil, gas & consumable fuels	4.27
Pharmaceuticals	1.37
Real estate management & development	0.06
Road & rail	0.46
Software	0.46
Specialty retail	0.18
Technology hardware, storage & peripherals	0.56
Tobacco	0.95
Transportation infrastructure	0.64
Water utilities	0.44
Wireless telecommunication services	0.82
Total corporate bonds	42.15%
Bonds—(Continued)	Percentage of net assets
Asset-backed securities	0.17%
Collateralized debt obligation	0.00[2]
Collateralized mortgage obligation	0.00[2]
Non-U.S. government obligations	0.27
U.S. treasury obligation	14.23
Total bonds	56.82%
Exchange traded funds	5.44
Short-term investments	29.94
Investment of cash collateral from securities loaned	0.31
Total investments	92.51%
Cash and other assets, less liabilities	7.49
Net assets	100.00%

1  Figures represent the direct investments of UBS Dynamic Alpha Fund. Figures may be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  Amount represents less than 0.005%.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount		Value
Bonds: 56.82%
Corporate bonds: 42.15%
Australia: 2.99%
Adani Abbot Point Terminal Pty. Ltd., 6.750%, due 11/01/18[1]	AUD	1,025,000	$750,786
APT Pipelines Ltd., 4.200%, due 03/23/25[1]		$20,000	19,914
4.200%, due 03/23/25[2]		310,000	308,661
Aurizon Network Pty. Ltd., 2.000%, due 09/18/24[1]	EUR	220,000	236,428
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[1]		$250,000	255,703
Australia Pacific Airports Melbourne Pty. Ltd., 1.750%, due 10/15/24[1]	EUR	150,000	166,815
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43		$110,000	122,632
Commonwealth Bank of Australia, 1.125%, due 03/13/17		370,000	370,029
National Australia Bank Ltd., 2.000%, due 11/12/24[1,3]	EUR	250,000	269,680
2.750%, due 03/09/17		$400,000	401,174
Origin Energy Finance Ltd., 2.500%, due 10/23/20[1]	EUR	325,000	364,433
5.450%, due 10/14/21[1]		$235,000	247,561
QBE Insurance Group Ltd., 2.400%, due 05/01/18[1]		205,000	205,224
6.750%, due 12/02/44[1,3]		395,000	415,540
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR	205,000	224,177
Scentre Group Trust 1, 1.375%, due 03/22/23[1]		300,000	327,186
1.500%, due 07/16/20[1]		150,000	164,421
SGSP Australia Assets Pty. Ltd., 2.000%, due 06/30/22[1]		125,000	139,184
3.250%, due 07/29/26[1]		$200,000	187,800
Suncorp-Metway Ltd., 1.700%, due 03/28/17[1]		195,000	194,786
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		150,000	163,736
Transurban Finance Co. Pty. Ltd., 1.875%, due 09/16/24	EUR	100,000	110,356
Total Australia corporate bonds			5,646,226
Belgium: 0.67%
AG Insurance SA, 3.500%, due 06/30/47[1,3]		300,000	303,163
Anheuser-Busch InBev SA/NV, 0.875%, due 03/17/22[1]		480,000	518,424
1.500%, due 03/17/25[1]		310,000	339,315
RESA SA, 1.000%, due 07/22/26[1]		100,000	105,527
Total Belgium corporate bonds			1,266,429
Bermuda: 0.11%
Bacardi Ltd., 2.750%, due 07/03/23[1]		170,000	198,847
	Face Amount		Value
Brazil: 0.12%
Vale SA, 5.625%, due 09/11/42		$260,000	$229,775
Canada: 0.91%
Bank of Montreal, 6.020%, due 05/02/18	CAD	275,000	217,538
Bank of Nova Scotia (The), 4.100%, due 06/08/17		300,000	226,428
Bell Canada, Inc., 4.750%, due 09/29/44		50,000	38,324
Nexen Energy ULC, 6.400%, due 05/15/37		$205,000	248,999
Royal Bank of Canada, 2.980%, due 05/07/19[1]	CAD	200,000	153,860
Suncor Energy, Inc., 6.500%, due 06/15/38		$300,000	382,719
TELUS Corp., 3.750%, due 01/17/25	CAD	75,000	58,281
Thomson Reuters Corp., 1.300%, due 02/23/17		$180,000	180,008
Yamana Gold, Inc., 4.950%, due 07/15/24		225,000	220,500
Total Canada corporate bonds			1,726,657
Cayman Islands: 0.71%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[1]		125,000	139,844
Noble Holding International Ltd., 7.200%, due 04/01/25		195,000	182,813
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	300,000	316,709
Tencent Holdings Ltd., 3.375%, due 05/02/19[2]		$200,000	204,841
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP	90,000	113,323
Transocean, Inc., 6.800%, due 03/15/38		$150,000	116,250
XLIT Ltd., 5.250%, due 12/15/43		100,000	103,152
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]	GBP	130,000	162,424
Total Cayman Islands corporate bonds			1,339,356
Curacao: 0.05%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		$85,000	85,744
Czech Republic: 0.15%
NET4GAS sro, 2.500%, due 07/28/21[1]	EUR	255,000	287,808
Finland: 0.33%
Elenia Finance OYJ, 2.875%, due 12/17/20[1]		230,000	261,575

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Finland—(Concluded)
Teollisuuden Voima OYJ, 2.500%, due 03/17/21[1] EUR		125,000	$135,681
4.625%, due 02/04/19[1]		195,000	221,612
Total Finland corporate bonds			618,868
France: 1.71%
APRR SA, 2.250%, due 01/16/20[1]		300,000	335,720
Arkema SA, 1.500%, due 01/20/25[1]		100,000	108,636
AXA SA, 3.375%, due 07/06/47[1,3]		250,000	267,333
Banque Federative du Credit Mutuel SA, 3.000%, due 09/11/25[1]		100,000	113,001
BNP Paribas SA, 2.700%, due 08/20/18		$215,000	217,760
2.875%, due 03/20/26[1,3]	EUR	115,000	126,016
Credit Logement SA, 0.834%, due 03/16/17[1,3,4]		150,000	123,892
Electricite de France SA, 5.625%, due 01/22/24[2,3,4]		$180,000	170,550
6.950%, due 01/26/39[2]		95,000	119,067
Engie SA, 4.750%, due 07/10/21[1,3,4]	EUR	300,000	350,608
Orange SA, 5.875%, due 02/07/22[1,3,4]	GBP	170,000	219,460
Sanofi, 0.000%, due 01/13/20[1]	EUR	300,000	315,594
Total Capital International SA, 1.550%, due 06/28/17		$495,000	495,798
TOTAL SA, 2.625%, due 02/26/25[1,3,4]	EUR	165,000	163,266
Transport et Infrastructures Gaz France SA, 2.200%, due 08/05/25[1]		100,000	112,375
Total France corporate bonds			3,239,076
Germany: 0.47%
Allianz SE, 4.750%, due 10/24/23[1,3,4]		100,000	116,128
alstria office REIT-AG, 2.250%, due 03/24/21[1]		400,000	445,393
Deutsche Bank AG, 2.850%, due 05/10/19		$275,000	273,722
Lanxess AG, 0.250%, due 10/07/21[1]	EUR	50,000	52,228
Total Germany corporate bonds			887,471
Hong Kong: 0.25%
AIA Group Ltd., 1.750%, due 03/13/18[1]		$470,000	467,969
	Face Amount		Value
Ireland: 1.02%
Aquarius & Investments plc for Swiss Reinsurance Co. Ltd., 6.375%, due 09/01/24[1,3]		$200,000	$209,051
GE Capital International Funding Co. Unlimited Co., 2.342%, due 11/15/20		374,000	373,142
4.418%, due 11/15/35		604,000	631,924
Perrigo Co. plc, 4.000%, due 11/15/23		200,000	198,037
PGH Capital plc, 5.750%, due 07/07/21[1]	GBP	180,000	246,710
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21		$185,000	178,539
3.200%, due 09/23/26		100,000	93,318
Total Ireland corporate bonds			1,930,721
Italy: 0.57%
Autostrade per l'Italia SpA, 1.125%, due 11/04/21[1]	EUR	110,000	119,698
CDP Reti SpA, 1.875%, due 05/29/22[1]		155,000	167,623
Intesa Sanpaolo SpA, 3.875%, due 01/16/18		$320,000	324,217
4.375%, due 10/15/19[1]	EUR	100,000	116,248
UniCredit SpA, 6.375%, due 05/02/23[1,3]		$340,000	343,400
Total Italy corporate bonds			1,071,186
Japan: 0.19%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 2.350%, due 09/08/19[1]		200,000	199,814
Sumitomo Mitsui Financial Group, Inc., 2.934%, due 03/09/21		155,000	155,681
Total Japan corporate bonds			355,495
Jersey: 0.43%
AA Bond Co. Ltd., 2.875%, due 01/31/22[1]	GBP	174,000	215,567
4.720%, due 07/31/18[1]		10,000	12,942
Gatwick Funding Ltd., 5.250%, due 01/23/24[1]		140,000	207,820
Heathrow Funding Ltd., 4.600%, due 02/15/18[1]	EUR	250,000	276,603
HSBC Bank Capital Funding Sterling 2 LP, 5.862%, due 04/07/20[3,4]	GBP	75,000	97,629
Total Jersey corporate bonds			810,561
Luxembourg: 0.40%
Actavis Funding SCS, 1.300%, due 06/15/17		$95,000	94,947
3.450%, due 03/15/22		220,000	223,083
4.750%, due 03/15/45		165,000	161,678
Belfius Financing Co. SA, 1.103%, due 02/09/17[3]	GBP	135,000	165,823

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Luxembourg—(Concluded)
Glencore Finance Europe SA, 1.875%, due 09/13/23[1]	EUR	100,000	$105,322
Total Luxembourg corporate bonds			750,853
Mexico: 0.28%
America Movil SAB de CV, 5.000%, due 03/30/20		$185,000	$197,950
5.125%, due 09/06/73[1,3]	EUR	145,000	160,457
Petroleos Mexicanos, 5.500%, due 02/24/25[1]		140,000	161,003
Total Mexico corporate bonds			519,410
Netherlands: 3.20%
ABN AMRO Bank NV, 4.875%, due 01/16/19[1]	GBP	150,000	200,640
Achmea BV, 2.500%, due 11/19/20[1]	EUR	380,000	434,119
4.250%, due 02/04/25[1,3,4]		105,000	104,016
Allianz Finance II BV, Series XW, 4.375%, due 02/17/17[3,4]		175,000	184,427
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18[1]		255,000	286,544
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[1]		245,000	275,498
Cooperatieve Rabobank UA, 1.700%, due 03/19/18		$330,000	329,946
2.500%, due 05/26/26[1,3]	EUR	265,000	289,571
5.500%, due 06/29/20[1,3,4]		250,000	265,794
Demeter Investments BV for Swiss Life AG, 4.375%, due 06/16/25[1,3,4]		215,000	231,882
Deutsche Telekom International Finance BV, 1.500%, due 04/03/28[1]		70,000	74,702
6.500%, due 04/08/22	GBP	74,000	114,287
EDP Finance BV, 2.000%, due 04/22/25[1]	EUR	155,000	160,103
ELM BV for Swiss Reinsurance Co. Ltd., 2.600%, due 09/01/25[1,3,4]		130,000	131,050
Heineken NV, 2.125%, due 08/04/20[1]		285,000	321,546
Nomura Europe Finance NV, 1.500%, due 05/12/21[1]		180,000	196,497
Petrobras Global Finance BV, 3.250%, due 04/01/19[1]		410,000	439,679
Redexis Gas Finance BV, 1.875%, due 04/27/27[1]		210,000	213,910
2.750%, due 04/08/21[1]		175,000	200,758
Ren Finance BV, 2.500%, due 02/12/25[1]		180,000	197,326
Shell International Finance BV, 1.250%, due 11/10/17		$310,000	310,099
4.375%, due 05/11/45		335,000	338,664
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR	145,000	153,791
	Face Amount		Value
TenneT Holding BV, 6.655%, due 06/01/17[3,4]	EUR	150,000	$161,660
Teva Pharmaceutical Finance Netherlands II BV, 1.125%, due 10/15/24[1]		110,000	111,768
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, due 07/21/23		$230,000	215,855
Vonovia Finance BV, 4.000%, due 12/17/21[1,3,4]	EUR	100,000	108,470
Total Netherlands corporate bonds			6,052,602
Norway: 0.29%
DNB Bank ASA, 3.200%, due 04/03/17[2]		$200,000	200,956
Statoil ASA, 3.125%, due 08/17/17		190,000	192,155
4.800%, due 11/08/43		140,000	151,902
Total Norway corporate bonds			545,013
Portugal: 0.06%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18[1]	EUR	100,000	109,313
Singapore: 0.13%
United Overseas Bank Ltd., 3.750%, due 09/19/24[1,3]		$250,000	254,775
Spain: 0.57%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21[1]	EUR	175,000	192,717
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25[1]		100,000	107,258
Santander International Debt SAU, 1.375%, due 03/25/17[1]		300,000	316,795
Santander Issuances SAU, 3.250%, due 04/04/26[1]		100,000	107,334
Telefonica Emisiones SAU, 4.710%, due 01/20/20[1]		300,000	357,359
Total Spain corporate bonds			1,081,463
Sweden: 0.41%
Nordea Bank AB, 1.875%, due 11/10/25[1,3]		140,000	152,027
PGE Sweden AB, 1.625%, due 06/09/19[1]		100,000	108,459
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$115,000	124,264
5.125%, due 03/30/20[2]		175,000	189,097
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		200,000	200,460
Total Sweden corporate bonds			774,307
Switzerland: 0.20%
Credit Suisse AG, 3.000%, due 10/29/21		380,000	383,265

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom: 5.14%
Anglian Water Services Financing plc, 4.500%, due 02/22/26[1]	GBP	100,000	$142,401
Aon plc, 2.875%, due 05/14/26	EUR	155,000	178,253
4.750%, due 05/15/45		$200,000	201,770
Arqiva Financing plc, 4.040%, due 06/30/20[1]	GBP	225,000	294,613
4.882%, due 12/31/32[1]		130,000	179,683
Aviva plc, 0.100%, due 12/13/18[1]	EUR	120,000	126,447
5.125%, due 06/04/50[1,3]	GBP	180,000	222,370
Barclays Bank plc, 2.250%, due 05/10/17[1]		$200,000	200,487
6.625%, due 03/30/22[1]	EUR	110,000	141,821
Barclays plc, 4.375%, due 09/11/24		$350,000	346,750
BAT International Finance plc, 0.875%, due 10/13/23[1]	EUR	120,000	126,020
1.750%, due 07/05/21[1]	GBP	100,000	124,915
2.375%, due 01/19/23[1]	EUR	250,000	288,329
BP Capital Markets plc, 1.375%, due 05/10/18		$170,000	169,451
2.750%, due 05/10/23		90,000	88,264
British Telecommunications plc, 0.625%, due 03/10/21[1]	EUR	250,000	265,718
BUPA Finance plc, 3.375%, due 06/17/21[1]	GBP	110,000	145,880
6.125%, due 09/16/20[3,4]		90,000	118,693
Centrica plc, 5.250%, due 04/10/75[1,3]		125,000	156,992
Coca-Cola European Partners plc, 1.125%, due 05/26/24[1]	EUR	140,000	149,024
Diageo Capital plc, 3.875%, due 04/29/43		$120,000	114,085
EE Finance plc, 4.375%, due 03/28/19[1]	GBP	145,000	192,326
GlaxoSmithKline Capital plc, 1.500%, due 05/08/17		$240,000	240,349
HSBC Holdings plc, 5.100%, due 04/05/21		385,000	415,730
Imperial Brands Finance plc, 2.950%, due 07/21/20[2]		305,000	306,646
9.000%, due 02/17/22[1]	GBP	75,000	124,738
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[1,3]		270,000	324,842
Lloyds Banking Group plc, 1.000%, due 11/09/23[1]	EUR	436,000	450,120
National Grid Electricity Transmission plc, 4.000%, due 06/08/27[1]	GBP	130,000	187,005
Northern Gas Networks Finance plc, 5.875%, due 07/08/19		75,000	104,077
Northumbrian Water Finance plc, 1.625%, due 10/11/26[1]		100,000	117,777
	Face Amount		Value
Prudential plc, 1.375%, due 01/19/18[1] GBP		170,000	$210,956
5.000%, due 07/20/55[1,3]		100,000	120,709
Royal Bank of Scotland Group plc, 3.875%, due 09/12/23		$200,000	191,837
Royal Bank of Scotland plc (The), 6.934%, due 04/09/18	EUR	290,000	327,549
Santander UK Group Holdings plc, 1.125%, due 09/08/23[1]		150,000	157,008
Santander UK plc, 4.000%, due 03/13/24		$200,000	207,740
Scottish Widows Ltd., 5.500%, due 06/16/23[1]	GBP	100,000	132,889
Sky plc, 2.500%, due 09/15/26[1]	EUR	150,000	170,636
Southern Gas Networks plc, 2.500%, due 02/03/25[1]	GBP	115,000	147,615
SSE plc, 3.875%, due 09/10/20[1,3,4]		100,000	122,380
Standard Chartered plc, 4.000%, due 07/12/22[1,3]		$350,000	350,944
State Grid Europe Development 2014 plc, Series A, 1.500%, due 01/26/22[1]	EUR	125,000	135,364
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	GBP	185,000	315,588
Vodafone Group plc, 1.250%, due 08/25/21[1]	EUR	210,000	229,328
Wales & West Utilities Finance plc, 6.750%, due 12/17/36[3]	GBP	50,000	67,565
Western Power Distribution West Midlands plc, 5.750%, due 04/16/32[1]		100,000	170,270
WPP Finance 2010, 3.750%, due 09/19/24		$185,000	185,963
WPP Finance 2013, 0.430%, due 03/23/18[1]	EUR	210,000	221,520
Total United Kingdom corporate bonds			9,711,437
United States: 20.44%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$295,000	346,072
ABB Finance USA, Inc., 2.875%, due 05/08/22		205,000	206,858
Abbott Laboratories, 3.750%, due 11/30/26		205,000	203,472
4.900%, due 11/30/46		220,000	225,355
AbbVie, Inc., 1.375%, due 05/17/24	EUR	405,000	431,739
2.900%, due 11/06/22		$160,000	157,860
4.400%, due 11/06/42		120,000	112,680
Aetna, Inc., 3.500%, due 11/15/24		215,000	217,864
Albemarle Corp., 1.875%, due 12/08/21[1]	EUR	265,000	292,571
Alphabet, Inc., 1.998%, due 08/15/26		$500,000	458,206

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Altria Group, Inc., 4.250%, due 08/09/42		$460,000	$451,829
American Express Credit Corp., 2.375%, due 05/26/20		95,000	94,881
American International Group, Inc., 3.375%, due 08/15/20		285,000	293,380
4.500%, due 07/16/44		115,000	113,179
Amgen, Inc., 4.400%, due 05/01/45		110,000	105,357
Anadarko Petroleum Corp., 3.450%, due 07/15/24		85,000	83,340
4.850%, due 03/15/21		70,000	74,997
Anheuser-Busch InBev Worldwide, Inc., 3.750%, due 01/15/22		390,000	406,674
Apache Corp., 4.750%, due 04/15/43		345,000	354,701
Apple, Inc., 1.300%, due 02/23/18		90,000	90,055
3.850%, due 08/04/46		330,000	315,509
AT&T, Inc., 3.000%, due 02/15/22		170,000	168,172
4.750%, due 05/15/46		380,000	359,333
5.000%, due 03/01/21		370,000	397,619
5.550%, due 08/15/41		220,000	228,667
Baltimore Gas & Electric Co., 3.500%, due 08/15/46		60,000	53,869
Bank of America Corp., 1.375%, due 09/10/21[1]	EUR	270,000	296,220
3.875%, due 08/01/25		$520,000	528,052
5.875%, due 02/07/42		135,000	162,880
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		135,000	134,635
Berkshire Hathaway, Inc., 1.300%, due 03/15/24	EUR	100,000	108,175
3.125%, due 03/15/26		$180,000	178,572
Branch Banking & Trust Co., 1.350%, due 10/01/17		265,000	264,733
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23		235,000	237,618
5.400%, due 06/01/41		135,000	159,066
Celgene Corp., 3.875%, due 08/15/25		150,000	151,949
CF Industries, Inc., 3.400%, due 12/01/21[2]		130,000	128,510
5.150%, due 03/15/34		175,000	148,750
Charter Communications Operating LLC, 4.464%, due 07/23/22		195,000	203,573
Cisco Systems, Inc., 1.400%, due 02/28/18		105,000	105,167
Citigroup, Inc., 3.875%, due 10/25/23		885,000	910,892
4.600%, due 03/09/26		110,000	113,539
	Face Amount		Value
Coca-Cola Co. (The), 1.875%, due 09/22/26	EUR	105,000	$120,562
Comcast Corp., 4.750%, due 03/01/44		$65,000	69,579
ConocoPhillips Co., 2.200%, due 05/15/20		320,000	317,339
4.200%, due 03/15/21		160,000	169,818
Consumers Energy Co., 3.250%, due 08/15/46		50,000	44,042
CVS Health Corp., 5.125%, due 07/20/45		255,000	283,637
Daimler Finance North America LLC, 2.450%, due 05/18/20[2]		150,000	149,595
Diamond 1 Finance Corp., 3.480%, due 06/01/19[2]		270,000	275,548
8.350%, due 07/15/46[2]		310,000	381,113
Dominion Resources, Inc., Series D, 2.850%, due 08/15/26		90,000	84,134
DTE Energy Co., 6.375%, due 04/15/33		50,000	61,037
Duke Energy Carolinas LLC, 4.000%, due 09/30/42		200,000	198,227
Eaton Corp., 4.150%, due 11/02/42		130,000	126,825
Ecolab, Inc., 5.500%, due 12/08/41		240,000	281,733
Enable Midstream Partners LP, 3.900%, due 05/15/24		150,000	142,119
Energy Transfer Partners LP, 6.050%, due 06/01/41		270,000	276,784
Enterprise Products Operating LLC, 4.850%, due 03/15/44		160,000	161,237
5.200%, due 09/01/20		125,000	136,385
ERAC USA Finance LLC, 5.625%, due 03/15/42[2]		145,000	159,553
ERP Operating LP, 3.375%, due 06/01/25		205,000	203,260
Exelon Corp., 3.400%, due 04/15/26		165,000	161,662
Express Scripts Holding Co., 2.250%, due 06/15/19		195,000	194,927
Exxon Mobil Corp., 3.567%, due 03/06/45		65,000	61,223
4.114%, due 03/01/46		90,000	91,992
FedEx Corp., 1.625%, due 01/11/27	EUR	150,000	160,279
4.550%, due 04/01/46		$60,000	60,342
Fifth Third Bank, 2.875%, due 10/01/21		345,000	348,780
Five Corners Funding Trust, 4.419%, due 11/15/23[2]		235,000	248,164
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		680,000	683,946
Freeport-McMoRan, Inc., 3.550%, due 03/01/22[5]		350,000	325,500
3.875%, due 03/15/23		150,000	137,625

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
General Electric Co., 1.875%, due 05/28/27	EUR	120,000	$136,943
4.125%, due 10/09/42		$120,000	121,424
4.375%, due 09/16/20		97,000	104,184
Series A, 6.750%, due 03/15/32		147,000	195,426
General Motors Financial Co., Inc., 3.200%, due 07/06/21		240,000	237,786
Georgia Power Co., 5.400%, due 06/01/40		125,000	142,597
Gilead Sciences, Inc., 2.050%, due 04/01/19		110,000	110,308
4.750%, due 03/01/46		85,000	87,775
4.800%, due 04/01/44		165,000	171,007
Glencore Funding LLC, 2.500%, due 01/15/19[2]		9,000	8,980
Goldman Sachs Group, Inc. (The), 1.375%, due 07/26/22[1]	EUR	685,000	744,472
5.150%, due 05/22/45		$170,000	178,446
Hartford Financial Services Group, Inc. (The), 4.300%, due 04/15/43		155,000	143,308
HCP, Inc., 3.875%, due 08/15/24		190,000	189,679
Home Depot, Inc. (The), 4.875%, due 02/15/44		110,000	123,356
Honeywell International, Inc., 1.850%, due 11/01/21		200,000	195,255
Illinois Tool Works, Inc., 2.650%, due 11/15/26		265,000	252,922
International Business Machines Corp., 3.375%, due 08/01/23		260,000	266,767
JPMorgan Chase & Co., 3.200%, due 01/25/23		1,490,000	1,505,077
3.625%, due 12/01/27		360,000	348,700
Juniper Networks, Inc., 4.500%, due 03/15/24		180,000	183,860
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21		125,000	132,979
5.000%, due 03/01/43		305,000	293,580
Kinder Morgan, Inc., 5.625%, due 11/15/23[2]		80,000	87,720
Kraft Heinz Foods Co., 4.875%, due 02/15/25[2]		145,000	156,340
5.000%, due 06/04/42		190,000	194,199
Kroger Co. (The), 3.875%, due 10/15/46		60,000	54,508
Liberty Mutual Group, Inc., 2.750%, due 05/04/26[1]	EUR	140,000	152,169
4.250%, due 06/15/23[2]		$270,000	282,393
Lowe's Cos., Inc., 4.250%, due 09/15/44		215,000	217,622
Marathon Oil Corp., 3.850%, due 06/01/25		175,000	169,483
	Face Amount		Value
McDonald's Corp., 2.750%, due 12/09/20		$125,000	$126,847
Medtronic, Inc., 3.150%, due 03/15/22		220,000	225,074
4.625%, due 03/15/45		75,000	80,944
Mellon Capital III, 1.875%, due 09/05/66[3]	GBP	600,000	698,090
Merck & Co., Inc., 1.875%, due 10/15/26	EUR	125,000	142,593
3.700%, due 02/10/45		$65,000	61,849
Metropolitan Life Global Funding I, 1.250%, due 09/17/21[1]	EUR	465,000	510,375
Microsoft Corp., 2.400%, due 08/08/26		$150,000	141,568
3.500%, due 11/15/42		155,000	141,224
3.700%, due 08/08/46		220,000	206,673
Molson Coors Brewing Co., 3.000%, due 07/15/26		80,000	75,512
Mondelez International, Inc., 2.375%, due 01/26/21	EUR	310,000	352,601
Monongahela Power Co., 5.400%, due 12/15/43[2]		$105,000	122,499
Morgan Stanley, 2.500%, due 04/21/21		235,000	232,244
2.650%, due 01/27/20		850,000	853,470
4.350%, due 09/08/26		185,000	188,503
6.375%, due 07/24/42		85,000	109,048
NBCUniversal Media LLC, 4.375%, due 04/01/21		550,000	593,682
Occidental Petroleum Corp., 4.625%, due 06/15/45		85,000	88,269
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		181,000	244,828
Oracle Corp., 2.400%, due 09/15/23		390,000	377,388
Pacific Gas & Electric Co., 6.050%, due 03/01/34		320,000	399,904
PacifiCorp, 6.000%, due 01/15/39		215,000	273,115
PepsiCo, Inc., 1.350%, due 10/04/19		125,000	123,990
Pfizer, Inc., 5.200%, due 08/12/20		240,000	266,457
Philip Morris International, Inc., 4.250%, due 11/10/44		200,000	197,087
Phillips 66, 4.650%, due 11/15/34		115,000	119,528
Phillips 66 Partners LP, 4.680%, due 02/15/45		90,000	83,409
Plains All American Pipeline LP, 3.650%, due 06/01/22		70,000	70,316
PNC Bank NA, 2.700%, due 11/01/22		250,000	245,823
PPL Capital Funding, Inc., 4.700%, due 06/01/43		235,000	235,840

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Procter & Gamble Co. (The), 2.450%, due 11/03/26	$150,000	$143,514
Reynolds American, Inc., 4.450%, due 06/12/25	110,000	115,993
5.700%, due 08/15/35	50,000	57,332
Roche Holdings, Inc., 2.625%, due 05/15/26[1]	200,000	192,095
Schlumberger Holdings Corp., 3.000%, due 12/21/20[2]	175,000	178,562
Sempra Energy, 6.000%, due 10/15/39	180,000	214,126
Southern Co. (The), 3.250%, due 07/01/26	220,000	213,795
4.400%, due 07/01/46	190,000	187,551
Southwestern Electric Power Co., 6.200%, due 03/15/40	230,000	275,664
Spectra Energy Partners LP, 3.375%, due 10/15/26	50,000	47,752
SunTrust Bank, 1.350%, due 02/15/17	320,000	320,016
SunTrust Banks, Inc., 2.350%, due 11/01/18	210,000	211,821
2.700%, due 01/27/22	310,000	309,820
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[2]	110,000	107,215
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[2]	115,000	124,162
Thermo Fisher Scientific, Inc., 2.400%, due 02/01/19	160,000	161,159
Time Warner Cable LLC, 4.500%, due 09/15/42	150,000	135,603
5.000%, due 02/01/20	455,000	482,610
U.S. Bank NA, 1.350%, due 01/26/18	310,000	309,424
Unilever Capital Corp., 1.375%, due 07/28/21	100,000	95,956
Union Pacific Corp., 4.050%, due 11/15/45	85,000	85,370
UnitedHealth Group, Inc., 2.700%, due 07/15/20	110,000	111,575
Valero Energy Corp., 4.900%, due 03/15/45	200,000	198,934
Verizon Communications, Inc., 2.625%, due 02/21/20	552,000	556,939
3.000%, due 11/01/21	130,000	130,865
4.500%, due 09/15/20	140,000	149,707
6.550%, due 09/15/43	510,000	635,873
Virginia Electric & Power Co., Series C, 4.000%, due 11/15/46	130,000	129,328
Wachovia Corp., 5.750%, due 02/01/18	565,000	588,998
	Face Amount	Value
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24	$190,000	$193,145
Walt Disney Co. (The), 1.850%, due 07/30/26	50,000	44,987
Wells Fargo & Co., 2.100%, due 07/26/21	280,000	272,204
Williams Partners LP, 4.300%, due 03/04/24	230,000	232,005
4.900%, due 01/15/45	90,000	83,028
Xcel Energy, Inc., 4.800%, due 09/15/41	240,000	255,259
Zimmer Biomet Holdings, Inc., 3.550%, due 04/01/25	110,000	107,001
Total United States corporate bonds		38,630,940
Virgin Islands, British: 0.35%
CNPC General Capital Ltd., 3.400%, due 04/16/23[2,5]	250,000	247,805
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]	430,000	418,405
Total Virgin Islands, British corporate bonds		666,210
Total corporate bonds (cost $83,324,186)		79,641,777
Asset-backed securities: 0.17%
United Kingdom: 0.09%
Tesco Property Finance 4 plc, 5.801%, due 10/13/40[1]	137,827	163,220
United States: 0.08%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22	110,884	110,607
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	36,918	42,456
		153,063
Total asset-backed securities (cost $391,490)		316,283
Collateralized debt obligation: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[7] (Cost $8,099,715)	8,000,000	0
Collateralized mortgage obligation: 0.00%[6]
United States: 0.00%[6]
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 3.169%, due 04/25/35[3] (Cost $28,518)	232,620	7,419

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount		Value
Bonds—(Concluded)
Non-U.S. government obligations: 0.27%
Denmark: 0.07%
DONG Energy A/S, 3.000%, due 11/06/3015[1,3]	EUR	120,000	$127,692
Germany: 0.10%
FMS Wertmanagement AoeR, 1.000%, due 08/16/19		$200,000	196,347
Saudi Arabia: 0.10%
Kingdom of Saudi Arabia, 2.375%, due 10/26/21[2]		200,000	194,000
Total Non-U.S. government obligations (cost $526,071)			518,039
U.S. treasury obligation: 14.23%
U.S. Treasury Inflation Indexed Note (TIPS), 0.625%, due 01/15/26 (Cost $27,555,447)		26,200,000	26,883,884
Total bonds (cost $119,925,427)			107,367,402
	Shares
Exchange traded funds: 5.44%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF		120,044	5,871,352
Wisdomtree Europe Hedged SmallCap Equity Fund		170,600	4,406,103
Total exchange traded funds (cost $10,432,005)			10,277,455
	Shares	Value
Short-term investments: 29.94%
Investment company: 4.79%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $9,050,559)	9,050,559	$9,050,559
	Face Amount
U.S. treasury obligations: 25.15%
U.S. Treasury Bills 0.406%, due 04/27/17[8]	$26,000,000	25,954,916
0.451%, due 03/30/17[8]	21,600,000	21,574,253
Total U.S. treasury obligations (cost $47,542,215)		47,529,169
Total short-term investments (cost $56,592,774)		56,579,728
	Shares
Investment of cash collateral from securities loaned: 0.31%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $587,063)	587,063	587,063
Total investments: 92.51% (cost $187,537,269)		174,811,648
Cash and other assets, less liabilities: 7.49%		14,146,121
Net assets: 100.00%		$188,957,769

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$787,282
Gross unrealized depreciation	(13,512,903)
Net unrealized depreciation of investments	$(12,725,621)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 21.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	CNY	11,615,000	USD	1,651,500	03/27/17	$(14,310)
GSI	EUR	8,855,000	USD	9,445,345	03/27/17	84,689
GSI	USD	9,713,175	INR	662,050,000	03/27/17	(49,688)
JPMCB	JPY	191,700,000	USD	1,671,408	03/27/17	24,329
JPMCB	USD	896,511	EUR	855,000	03/27/17	7,313
JPMCB	USD	930,084	JPY	109,000,000	03/27/17	6,440
MSC	KRW	14,170,000,000	USD	12,123,546	03/27/17	390,148
MSC	NZD	17,245,000	USD	12,381,496	03/27/17	430,920
MSC	USD	2,312,934	COP	7,030,741,922	03/27/17	(2,984)
MSC	USD	11,818,021	MXN	241,930,000	03/27/17	(274,929)
HSBC	TWD	27,200,000	USD	858,965	03/27/17	11,830
SSB	CHF	16,635,000	USD	16,536,065	03/27/17	115,154
SSB	GBP	7,340,000	USD	9,356,746	03/27/17	292,057
SSB	USD	1,054,858	CHF	1,075,000	03/27/17	6,307
WBC	CAD	21,290,000	USD	16,253,497	03/27/17	381,218
WBC	USD	6,353,317	AUD	8,500,000	03/27/17	(231,484)
Net unrealized appreciation on forward foreign currency contracts						$1,177,010

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
US Ultra Bond, 9 contracts (USD)	March 2017	$(1,457,776)	$(1,442,250)	$15,526
5 Year US Treasury Notes, 320 contracts (USD)	March 2017	(37,833,773)	(37,652,500)	181,273
10 Year US Treasury Notes, 177 contracts (USD)	March 2017	(22,118,741)	(21,997,781)	120,960
Index futures buy contracts:
EURO STOXX 50 Index, 174 contracts (EUR)	March 2017	5,844,668	6,002,189	157,521
Mini MSCI Emerging Markets Index, 181 contracts (USD)	March 2017	7,953,683	7,773,045	(180,638)
Russell 1000 Value Index, 78 contracts (USD)	March 2017	4,333,087	4,304,430	(28,657)
S&P 500 Index, 32 contracts (USD)	March 2017	17,939,696	17,889,600	(50,096)
TOPIX Index, 44 contracts (JPY)	March 2017	5,510,001	5,714,823	204,822
Index futures sell contracts:
S&P/Toronto Stock Exchange 60 Index, 33 contracts (CAD)	March 2017	(4,406,590)	(4,408,848)	(2,258)
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 329 contracts (AUD)	March 2017	30,297,548	30,328,997	31,449
Canadian Government 10 Year Bond, 148 contracts (CAD)	March 2017	15,313,810	15,159,900	(153,910)
Interest rate futures sell contracts:
Euro-Bobl, 210 contracts (EUR)	March 2017	(29,261,328)	(29,539,780)	(278,452)
Euro-Bund, 101 contracts (EUR)	March 2017	(17,161,946)	(17,452,041)	(290,095)
Long Gilt, 4 contracts (GBP)	March 2017	(608,229)	(620,292)	(12,063)
Net unrealized depreciation on futures contracts				$(284,618)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

Credit default swap agreements on corporate issues—buy protection9

Counterparty	Referenced obligation	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	455,000	06/20/20	1.000%	$1,974	$(1,584)	$390
CITI	HSBC Bank plc bond, 4.000%, due 01/15/21	EUR	325,000	03/20/20	1.000	7,128	(5,726)	1,402
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	3,586	(6,311)	(2,725)
JPMCB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	1,345,000	06/20/20	1.000	36,545	(33,303)	3,242
						$49,233	$(46,924)	$2,309

Credit default swap agreements on corporate issues—sell protection11

Counterparty	Referenced obligation	Notional amount	Termination date	Payments received by the Fund[10]	Upfront Payments (made)/ received		Value	Unrealized appreciation		Credit spread[12]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR 355,000	06/20/19	1.000%		$12,964	$522		$13,486	0.956%
CITI	Standard Chartered Bank plc bond, 0.000%, due 03/20/20	EUR 325,000	03/20/20	1.000	(823)		1,666	843		0.858
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD 290,000	12/20/19	1.000	8,530		(8,321)	209		2.021
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR 595,000	06/20/19	1.000	4,995		11,344	16,339		0.288
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD 420,000	12/20/19	1.000	24,540		(4,901)	19,639		1.416
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD 90,000	03/20/20	1.000	4,662		(1,689)	2,973		1.615
					$54,868		$(1,379)	$53,489

Centrally cleared credit default swap agreements on credit indices—buy protection9

Referenced obligation	Notional amount		Termination date	Payments made by the Fund[10]	Value	Unrealized depreciation
iTraxx Europe Series 25 Index	EUR	4,070,000	06/20/21	1.000%	$(66,855)	$(19,320)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligation	Notional amount		Termination date	Payments made by the Fund[10]	Value	Unrealized appreciation	Credit spread[12]
iTraxx Europe Crossover Series 26 Index	EUR	9,000,000	12/20/21	5.000%	$915,749	$142,913	2.881%

Options written activity for the period ended December 31, 2016 was as follows:

	Number of contracts	Premiums received
Put options outstanding at June 30, 2016	—	$—
Put options written	150	218,625
Put options terminated in closing purchase transactions	(150)	(218,625)
Put options expired prior to exercise	—	—
Put options outstanding at December 31, 2016	—	$—

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$79,641,777	$—	$79,641,777
Asset-backed securities	—	316,283	—	316,283
Collateralized debt obligation	—	—	0	0
Collateralized mortgage obligation	—	7,419	—	7,419
Non-U.S. government obligations	—	518,039	—	518,039
U.S. treasury obligation	—	26,883,884	—	26,883,884
Exchange traded funds	10,277,455	—	—	10,277,455
Short-term investments	9,050,559	47,529,169	—	56,579,728
Investment of cash collateral from securities loaned	587,063	—	—	587,063
Forward foreign currency contracts	—	1,750,405	—	1,750,405
Futures contracts	711,551	—	—	711,551
Swap agreements, at value	—	929,281	—	929,281
Total	$20,626,628	$157,576,257	$0	$178,202,885
Liabilities
Forward foreign currency contracts	$—	$(573,395)	$—	$(573,395)
Futures contracts	(996,169)	—	—	(996,169)
Swap agreements, at value	—	(128,690)	—	(128,690)
Total	$(996,169)	$(702,085)	$—	$(1,698,254)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2016 (unaudited)

At December 31, 2016, there were no transfers between Level 1 and Level 2. At June 30, 2016, $1,601,058 and $(1,190,970) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period ended December 31, 2016:

Collateralized debt obligation
Assets
Beginning balance	$0
Purchases	—
Issuances	—
Sales	—
Accrued discounts (premiums)	(1,903)
Total realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	1,903
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation (depreciation) relating to the Level 3 investments held at December 31, 2016 was $1,903.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at the period end.

6  Amount represents less than 0.005%.

7  Illiquid investment at the period end.

8  Rate shown is the discount rate at the date of purchase unless otherwise noted.

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

10  Payments made or received are based on the notional amount.

11  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2016, Class A shares of UBS Global Allocation Fund (the "Fund") increased 3.33% (Class A shares returned -2.37% after the deduction of the maximum sales charge), while Class P shares increased 3.37%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned 2.75% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 6.55% and the Citigroup World Government Bond Index (Hedged in USD) returned -2.78%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 24; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period and outperformed the benchmark. Positive performance was primarily due to our active market and currency allocation strategy.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures, and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, added to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall active equity positions added to performance.

  – The Fund's long exposure to global equities (US, developed ex-US and emerging markets) contributed to performance over the reporting period. A number of equity markets ended 2016 at all-time highs amid improving economic data and resurgent investor confidence.

  – The Fund also benefited from certain relative value trades, such as being long developed ex-US equities versus US equities and long Russell 1000 Value versus S&P 500. Long-forgotten value stocks performed strongly following the outcome of the US Presidential election and developed ex-US equities strengthened amid a reduction in geopolitical risks and further commitments to accommodative monetary policy.

•  Certain active fixed income positions were positive for performance.

  – The Fund's preference for global corporate bonds over sovereigns added value. Global yields rose and credit spreads compressed during the reporting period.

  – The Fund benefited from certain relative value trades, such as long German bunds versus French government bonds.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Allocation Fund

•  Overall, the portfolio's active currency positions were additive for performance.

  – The Fund maintained a preference for the US dollar relative to the euro and the New Zealand dollar. Both positions benefited from a stronger US dollar amid US reflation, better economic growth expectations and a Federal Reserve Board ("Fed") rate hike in December 2016.

  – The Fund maintained an overweight to the Indian rupee relative to the Taiwanese dollar. This was beneficial for performance as the rupee was more resilient during this volatile time period amid Reserve Bank of India interventions and strong macro fundamentals.

•  Overall, the portfolio's bottom-up security selection was positive for results.

  – Positive security selection came from within US equities, non-US equities and emerging market equities.

What didn't work:

•  Certain equity trades detracted from performance during the reporting period.

  – A preference for emerging market equities over US equities and emerging market minimum volatility equities over broad emerging market equities detracted from performance. Relative to other global markets, emerging market equities came under pressure amid increased uncertainty surrounding the results of the US presidential election.

  – The Fund's relative value trade of long Spanish versus Italian equities detracted from performance. We expected the Spanish market to outperform on the back of relative political and economic momentum. We decided to close the position after Mariano Rajoy was re-elected Prime Minister of Spain, and Prime Minister Mateo Renzi of Italy resigned after a national referendum in that country.

•  Certain fixed income allocations detracted from results.

  – The Fund's long exposure to Australian duration detracted from results as the economy fared better than expected given lower commodity prices. This resulted in fewer rate cuts than expected.

  – The Fund's performance was negatively impacted by an allocation to emerging market debt and certain relative value trades, such as long US Treasuries versus Italian government bonds.

•  Certain active currency positions were negative for results relative to the benchmark.

  – The largest detractor from performance was the Fund's overweight in the Mexican peso relative to the Canadian dollar. Despite solid fundamentals, the peso struggled amid protectionist and trade concerns upon the result of the US presidential election.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/16 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.33%	1.39%	5.52%	2.04%
Class C2	2.89	0.51	4.69	1.24
Class P3	3.37	1.57	5.79	2.31
After deducting maximum sales charge
Class A1	(2.37)%	(4.18)%	4.34%	1.46%
Class C2	1.89	(0.48)	4.69	1.24
MSCI All Country World Index (net)[4]	6.55	7.86	9.36	3.56
Citigroup World Government Bond Index (Hedged in USD)[5]	(2.78)	3.75	3.59	4.25
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD)[6]	2.75	6.39	7.20	4.25

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2016 prospectuses were as follows: Class A—1.46% and 1.30%; Class C—2.25% and 2.05%; Class P—1.19% and 1.05%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective October 28, 2016, the Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 27, 2017, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares; Prior to October 28, 2016 UBS Global Allocation Fund's expense caps were 1.35%, 2.10% and 1.10% for Class A, C, and P shares, respectively. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—December 31, 2016 (unaudited)

Top ten equity holdings1

Percentage of net assets
Amazon.com, Inc.	1.1%
Facebook, Inc., Class A	1.0
British American Tobacco plc	0.8
Microsoft Corp.	0.7
Roche Holding AG	0.6
Alphabet, Inc., Class A	0.5
Royal Dutch Shell plc, Class A	0.5
Toronto-Dominion Bank (The)	0.5
JPMorgan Chase & Co.	0.5
Deutsche Telekom AG	0.5
Total	6.7%

Top ten long-term fixed income holdings1

Percentage of net assets
U.S. Treasury Notes, 0.750%, due 02/28/18	1.2%
U.S. Treasury Notes, 1.125%, due 01/15/19	0.9
New Zealand Government Bond, 2.079%, due 09/20/25	0.8
Japan Government Twenty Year Bond, 0.400%, due 03/20/36	0.6
U.S. Treasury Notes, 2.000%, due 11/30/22	0.4
U.S. Treasury Notes, 1.125%, due 06/30/21	0.4
France Government Bond OAT, 0.500%, due 05/25/26	0.4
U.S. Treasury Notes, 1.375%, due 09/30/23	0.4
U.S. Treasury Notes, 1.625%, due 02/15/26	0.4
Japan Government Five Year Bond, 0.100%, due 12/20/19	0.4
Total	5.9%

Top five issuer breakdown by country or territory of origin1,2

Percentage of net assets
United States	30.2%
Japan	5.8
United Kingdom	4.6
France	2.6
Germany	2.2
Total	45.4%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 35.1%, Japan: 5.9%, United Kingdom: 6.1%, France: 3.0%, and Germany: 2.4%.

UBS Global Allocation Fund

Industry diversification—December 31, 2016 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	0.78%
Airlines	0.34
Auto components	0.58
Automobiles	1.12
Banks	3.84
Beverages	0.39
Biotechnology	1.61
Capital markets	0.86
Chemicals	1.51
Communications equipment	0.15
Construction & engineering	0.19
Construction materials	0.19
Consumer finance	0.17
Diversified financial services	0.88
Diversified telecommunication services	0.99
Electric utilities	0.45
Electrical equipment	0.33
Electronic equipment, instruments & components	0.14
Energy equipment & services	0.19
Equity real estate investment trusts (REITs)	0.48
Food & staples retailing	1.26
Food products	0.40
Health care equipment & supplies	0.64
Health care providers & services	1.19
Hotels, restaurants & leisure	1.34
Household durables	0.78
Industrial conglomerates	0.91
Insurance	2.00
Internet & direct marketing retail	1.38
Internet software & services	1.89
IT services	1.32
Life sciences tools & services	0.44
Machinery	1.01
Marine	0.21
Media	0.81
Metals & mining	1.26
Oil, gas & consumable fuels	3.29
Personal products	0.65
Pharmaceuticals	1.73
Professional services	0.23
Real estate management & development	0.28
Road & rail	0.61
Semiconductors & semiconductor equipment	2.93
Software	2.06
Specialty retail	1.36
Common stocks—(Continued)	Percentage of net assets
Technology hardware, storage & peripherals	0.58%
Textiles, apparel & luxury goods	0.16
Tobacco	1.13
Trading companies & distributors	0.34
Wireless telecommunication services	0.66
Total common stocks	48.04%
Bonds
Non-U.S. government obligations	5.30
U.S. treasury obligations	6.13
Total bonds	11.43%
Investment companies
UBS Global Corporate Bond Relationship Fund	10.62
UBS-HALO Emerging Markets Equity Relationship Fund	7.25
Total investment companies	17.87%
Exchange traded funds	9.40
Short-term investment	9.62
Options purchased	0.19
Investment of cash collateral from securities loaned	4.48
Total investments	101.03%
Liabilities, in excess of cash and other assets	(1.03)
Net assets	100.00%

1  Figures represent the breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies and exchange funds traded was included.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Shares	Value
Common stocks: 48.04%
Australia: 0.56%
Rio Tinto Ltd.	20,298	$877,418
Wesfarmers Ltd.	36,178	1,100,185
Total Australia common stocks		1,977,603
Austria: 0.41%
Erste Group Bank AG*	49,831	1,459,549
Bermuda: 0.92%
Jardine Matheson Holdings Ltd.	22,000	1,215,500
Marvell Technology Group Ltd.	65,400	907,098
Norwegian Cruise Line Holdings Ltd.*	26,700	1,135,551
Total Bermuda common stocks		3,258,149
Canada: 1.50%
Canadian Pacific Railway Ltd.	5,264	751,541
Husky Energy, Inc.*	75,067	910,767
Suncor Energy, Inc.	54,264	1,774,245
Toronto-Dominion Bank (The)	37,714	1,860,069
Total Canada common stocks		5,296,622
Cayman Islands: 0.26%
Sands China Ltd.	206,400	896,986
Denmark: 0.21%
AP Moller—Maersk A/S, Class B	472	753,195
Finland: 0.18%
Sampo OYJ, Class A	14,072	630,881
France: 1.72%
Credit Agricole SA	81,775	1,014,028
Renault SA	12,505	1,112,438
Schneider Electric SE	16,648	1,158,546
Societe Generale SA	29,632	1,458,076
Thales SA	6,610	641,042
Vinci SA	9,870	672,210
Total France common stocks		6,056,340
Germany: 2.21%
Deutsche Telekom AG	105,110	1,809,583
Fresenius SE & Co. KGaA	21,911	1,712,778
Infineon Technologies AG	36,726	638,271
KION Group AG	19,618	1,091,606
MTU Aero Engines AG	4,883	564,382
SAP SE	10,973	956,516
thyssenkrupp AG	43,295	1,031,806
Total Germany common stocks		7,804,942
Hong Kong: 0.61%
AIA Group Ltd.	270,917	1,528,483
Power Assets Holdings Ltd.	70,000	616,996
Total Hong Kong common stocks		2,145,479
Ireland: 1.27%
Allergan plc*	8,072	1,695,200
ICON plc*	15,219	1,144,469
	Shares	Value
Mallinckrodt plc*	8,673	$432,089
Ryanair Holdings plc ADR*	14,492	1,206,604
Total Ireland common stocks		4,478,362
Italy: 1.12%
Autogrill SpA	81,581	737,248
Banca Mediolanum SpA	218,115	1,568,159
Intesa Sanpaolo SpA	635,575	1,623,086
Total Italy common stocks		3,928,493
Japan: 4.59%
ABC-Mart, Inc.	17,900	1,013,887
Inpex Corp.	91,000	911,752
KDDI Corp.	70,600	1,787,728
Matsui Securities Co. Ltd.	111,700	962,412
Mitsui Fudosan Co. Ltd.	43,000	995,208
ORIX Corp.	98,900	1,543,475
Shin-Etsu Chemical Co. Ltd.	19,400	1,505,025
Sony Corp.	63,400	1,776,556
Sumitomo Electric Industries Ltd.	65,800	949,490
THK Co. Ltd.	26,300	581,919
Tokyo Electron Ltd.	15,800	1,493,142
Toyota Industries Corp.	22,900	1,091,363
Toyota Motor Corp.	26,400	1,553,619
Total Japan common stocks		16,165,576
Jersey: 0.68%
Glencore plc*	236,557	808,566
Shire plc	27,715	1,599,866
Total Jersey common stocks		2,408,432
Netherlands: 1.41%
Koninklijke Ahold Delhaize NV	47,716	1,006,072
Koninklijke DSM NV	18,988	1,138,500
LyondellBasell Industries NV, Class A	10,500	900,690
Unilever NV CVA	40,295	1,659,123
Wright Medical Group NV*	12,236	281,183
Total Netherlands common stocks		4,985,568
Norway: 0.30%
Telenor ASA	71,641	1,070,216
Singapore: 0.50%
Broadcom Ltd.	9,990	1,765,932
Spain: 0.53%
Banco Bilbao Vizcaya Argentaria SA	19,281	130,180
Banco Santander SA	180,940	944,523
Mediaset Espana Comunicacion SA	67,223	789,000
Total Spain common stocks		1,863,703
Switzerland: 0.59%
Roche Holding AG	9,066	2,070,855
United Kingdom: 4.42%
Anglo American plc*	77,247	1,104,311
Aon plc	5,800	646,874

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
Ashtead Group plc	61,411	$1,195,790
BP plc	278,367	1,748,231
British American Tobacco plc	51,443	2,929,955
HSBC Holdings plc	208,863	1,690,879
Lloyds Banking Group plc	759,790	585,322
London Stock Exchange Group plc	32,111	1,153,174
Noble Corp. plc	22,300	132,016
Rio Tinto plc	16,210	630,980
Royal Dutch Shell plc, Class A	67,864	1,875,528
Tesco plc*	322,969	823,319
Worldpay Group plc[1]	322,267	1,071,940
Total United Kingdom common stocks		15,588,319
United States: 24.05%
Abbott Laboratories	15,488	594,894
Activision Blizzard, Inc.	14,849	536,197
Adobe Systems, Inc.*	3,523	362,693
Aflac, Inc.	8,969	624,242
Allstate Corp. (The)	16,385	1,214,456
Alnylam Pharmaceuticals, Inc.*	11,429	427,902
Alphabet, Inc., Class A*	2,447	1,939,125
Alphabet, Inc., Class C*	1,372	1,058,937
Amazon.com, Inc.*	4,966	3,723,854
American Express Co.	7,868	582,861
Apple, Inc.	12,472	1,444,507
Arista Networks, Inc.*	5,548	536,880
Bank of America Corp.	16,742	369,998
Biogen, Inc.*	1,861	527,742
Bio-Rad Laboratories, Inc., Class A*	2,267	413,229
Catalent, Inc.*	22,277	600,588
Caterpillar, Inc.	7,121	660,402
CBS Corp. (Non-Voting), Class B	14,417	917,210
Celgene Corp.*	9,153	1,059,460
Centene Corp.*	7,579	428,289
Cigna Corp.	4,233	564,640
Colfax Corp.*	17,800	639,554
Cooper Cos., Inc. (The)	4,063	710,741
Danaher Corp.	8,706	677,675
Digital Realty Trust, Inc.	10,000	982,600
Ecolab, Inc.	7,339	860,278
Electronic Arts, Inc.*	7,142	562,504
Eli Lilly & Co.	11,381	837,073
Emergent BioSolutions, Inc.*	9,937	326,331
EOG Resources, Inc.	9,073	917,280
Estee Lauder Cos., Inc. (The), Class A	8,443	645,805
Expedia, Inc.	4,171	472,491
Facebook, Inc., Class A*	31,763	3,654,333
FleetCor Technologies, Inc.*	5,969	844,733
Fortive Corp.	10,938	586,605
General Electric Co.	32,584	1,029,654
General Motors Co.	36,259	1,263,264
Gilead Sciences, Inc.	8,649	619,355
Gulfport Energy Corp.*	9,097	196,859
Halliburton Co.	9,833	531,867
	Shares	Value
Hess Corp.	4,644	$289,275
Home Depot, Inc. (The)	11,640	1,560,691
Honeywell International, Inc.	8,390	971,981
Integrated Device Technology, Inc.*	19,993	471,035
Jabil Circuit, Inc.	21,466	508,100
JPMorgan Chase & Co.	21,321	1,839,789
Kroger Co. (The)	22,021	759,945
Laboratory Corp. of America Holdings*	4,682	601,075
Laredo Petroleum, Inc.*	52,247	738,773
Lexicon Pharmaceuticals, Inc.*,2	34,642	479,099
Lincoln National Corp.	15,546	1,030,233
MacroGenics, Inc.*	4,126	84,335
Marsh & McLennan Cos., Inc.	10,098	682,524
Martin Marietta Materials, Inc.	2,972	658,387
Mastercard, Inc., Class A	11,443	1,181,490
Maxim Integrated Products, Inc.	12,058	465,077
Medicines Co. (The)*	13,974	474,278
MetLife, Inc.	12,878	693,995
Micron Technology, Inc.*	52,859	1,158,669
Microsoft Corp.	37,262	2,315,461
Mondelez International, Inc., Class A	31,741	1,407,078
Morgan Stanley	21,811	921,515
Newell Brands, Inc.	22,062	985,068
NextEra Energy, Inc.	8,228	982,917
NIKE, Inc., Class B	10,848	551,404
Norfolk Southern Corp.	5,043	544,997
NVIDIA Corp.	7,556	806,527
Oasis Petroleum, Inc.*	64,678	979,225
ON Semiconductor Corp.*	40,475	516,461
O'Reilly Automotive, Inc.*	3,885	1,081,623
PDC Energy, Inc.*	7,060	512,415
PepsiCo, Inc.	13,174	1,378,396
Philip Morris International, Inc.	11,597	1,061,009
Priceline Group, Inc. (The)*	461	675,854
PTC, Inc.*	10,018	463,533
Qorvo, Inc.*	9,476	499,669
salesforce.com, Inc.*	11,048	756,346
SBA Communications Corp., Class A*	5,741	592,816
ServiceNow, Inc.*	10,818	804,210
Sherwin-Williams Co. (The)	3,371	905,923
Silicon Laboratories, Inc.*	7,262	472,030
Simon Property Group, Inc., REIT	4,000	710,680
Skyworks Solutions, Inc.	6,969	520,306
SM Energy Co.	21,749	749,905
Starbucks Corp.	18,328	1,017,571
Take-Two Interactive Software, Inc.*	10,436	514,390
TG Therapeutics, Inc.*,2	11,329	52,680
TJX Cos., Inc. (The)	15,053	1,130,932
T-Mobile US, Inc.*	9,207	529,495
TransDigm Group, Inc.	1,883	468,792
U.S. Bancorp	10,643	546,731
Union Pacific Corp.	8,291	859,611
United Technologies Corp.	9,940	1,089,623
UnitedHealth Group, Inc.	5,520	883,421
Verisk Analytics, Inc.*	9,803	795,709
Vertex Pharmaceuticals, Inc.*	6,686	492,558

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Shares		Value
Common stocks—(Concluded)
United States—(Concluded)
Visa, Inc., Class A		20,141	$1,571,401
Walgreens Boots Alliance, Inc.		9,228	763,709
Walt Disney Co. (The)		10,925	1,138,603
Western Digital Corp.		8,977	609,987
Xilinx, Inc.		9,942	600,199
Yum! Brands, Inc.		10,459	662,368
Yum! China Holdings, Inc.*		10,459	273,189
Total United States common stocks			84,792,196
Total common stocks (cost $159,932,342)			169,397,398
	Face amount
Bonds: 11.43%
Non-U.S. government obligations: 5.30%
Australia: 0.22%
Commonwealth of Australia, 4.500%, due 04/15/20[3]	AUD	625,000	486,205
4.500%, due 04/21/33[3]		122,000	102,152
5.500%, due 04/21/23[3]		230,000	195,557
			783,914
Austria: 0.07%
Republic of Austria, 1.200%, due 10/20/25[1,3]	EUR	87,000	99,090
3.150%, due 06/20/44[1,3]		86,000	132,119
			231,209
Belgium: 0.07%
Kingdom of Belgium, 3.750%, due 06/22/45[3]		161,000	258,671
Canada: 0.07%
Government of Canada, 2.250%, due 06/01/25	CAD	206,000	160,861
2.750%, due 12/01/64		82,000	69,127
			229,988
Finland: 0.03%
Republic of Finland, 0.500%, due 04/15/26[1,3]	EUR	85,000	90,719
France: 0.85%
France Government Bond OAT, 0.500%, due 05/25/26[3]		1,462,000	1,523,708
2.500%, due 05/25/30[3]		625,000	785,014
3.250%, due 05/25/45[3]		481,000	696,768
			3,005,490
Ireland: 0.01%
Republic of Ireland, 2.000%, due 02/18/45[3]		28,000	31,572
	Face amount		Value
Italy: 0.75%
Italy Buoni Poliennali Del Tesoro, 0.950%, due 03/15/23	EUR	1,020,000	$1,067,561
1.650%, due 03/01/32[1,3]		60,000	59,185
2.500%, due 12/01/24		142,000	160,962
4.000%, due 02/01/37[3]		379,000	490,546
4.250%, due 02/01/19[3]		720,000	826,338
4.750%, due 09/01/44[1,3]		25,000	35,594
			2,640,186
Japan: 1.16%
Japan Government Five Year Bond, 0.100%, due 12/20/19	JPY	155,000,000	1,336,017
Japan Government Twenty Year Bond, 0.400%, due 03/20/36		231,350,000	1,928,098
2.300%, due 06/20/27		80,000,000	843,828
			4,107,943
Netherlands: 0.06%
Kingdom of the Netherlands, 2.750%, due 01/15/47[1,3]	EUR	139,000	212,088
New Zealand: 0.76%
New Zealand Government Bond, 2.079%, due 09/20/25[3,4]	NZD	3,873,844	2,697,783
Spain: 1.07%
Kingdom of Spain, 2.150%, due 10/31/25[1,3]	EUR	515,000	581,280
3.450%, due 07/30/66[1,3]		350,000	402,973
3.750%, due 10/31/18		920,000	1,040,226
4.200%, due 01/31/37[1,3]		404,000	565,920
4.800%, due 01/31/24[1,3]		880,000	1,174,170
			3,764,569
United Kingdom: 0.18%
UK Gilt, 2.000%, due 09/07/25[3]	GBP	487,000	644,952
Total Non-U.S. government obligations (cost $19,789,743)			18,699,084
U.S. treasury obligations: 6.13%
U.S. Treasury Bonds, 2.500%, due 02/15/46		$590,000	522,985
2.750%, due 11/15/42		885,000	834,097
2.875%, due 05/15/43		1,045,000	1,007,196
2.875%, due 08/15/45		50,000	48,003
3.000%, due 11/15/45		275,000	270,605
8.000%, due 11/15/21		645,000	825,365
U.S. Treasury Notes, 0.750%, due 02/28/18		4,375,000	4,364,404
0.875%, due 10/15/18		510,000	507,438
1.125%, due 01/15/19		3,210,000	3,203,098
1.125%, due 06/30/21		1,580,000	1,527,783
1.250%, due 03/31/21		1,065,000	1,039,501

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face amount	Value
Bonds—(Concluded)
U.S. treasury obligations—(Concluded)
1.375%, due 10/31/20	$780,000	$769,837
1.375%, due 09/30/23	1,500,000	1,418,730
1.625%, due 12/31/19	770,000	773,382
1.625%, due 02/15/26	1,490,000	1,390,082
1.750%, due 05/15/23	680,000	661,524
2.000%, due 11/30/22	1,575,000	1,562,592
3.125%, due 04/30/17	895,000	902,514
Total U.S. treasury obligations (cost $22,101,754)		21,629,136
Total bonds (cost $41,891,497)		40,328,220
	Shares
Exchange traded funds: 9.40%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	331,200	16,198,992
iShares JP Morgan USD Emerging Markets Bond ETF[2]	153,700	16,940,814
Total exchange traded funds (cost $34,157,426)		33,139,806
Investment companies: 17.87%
UBS Global Corporate Bond Relationship Fund*,5	2,645,316	37,443,658
UBS-HALO Emerging Markets Equity Relationship Fund*,5	695,083	25,575,709
Total investment companies (cost $60,728,387)		63,019,367
	Shares	Value
Short-term investment: 9.62%
Investment company: 9.62%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $33,919,965)	33,919,965	$33,919,965
	Number of contracts
Options purchased: 0.19%
Put options: 0.19%
S&P 500 Index, strike @ USD 2,200.00, expires March 2017 (cost $520,215)	158	663,600
	Shares
Investment of cash collateral from securities loaned: 4.48%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $15,810,979)	15,810,979	15,810,979
Total investments: 101.03% (cost $346,960,811)		356,279,335
Liabilities, in excess of cash and other assets: (1.03)%		(3,633,525)
Net assets: 100.00%		$352,645,810

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,714,788
Gross unrealized depreciation	(11,396,264)
Net unrealized appreciation of investments	$9,318,524

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 34.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CITI	RUB	129,375,388	USD	2,076,152	03/27/17	$3,263
CITI	THB	84,200,000	USD	2,364,836	03/27/17	14,468
GSI	CNY	35,065,000	USD	4,985,781	03/27/17	(43,200)
GSI	EUR	12,330,000	USD	13,152,016	03/27/17	117,924
GSI	USD	5,941,315	INR	404,960,000	03/27/17	(30,393)
HSBC	TWD	276,200,000	USD	8,722,289	03/27/17	120,131
JPMCB	AUD	460,000	USD	343,945	03/27/17	12,646
JPMCB	GBP	2,765,000	USD	3,524,562	03/27/17	109,866
JPMCB	HKD	8,430,000	USD	1,086,463	03/27/17	(962)
JPMCB	JPY	304,300,000	USD	2,653,154	03/27/17	38,619
JPMCB	NOK	10,910,000	USD	1,295,001	03/27/17	30,922
JPMCB	USD	1,818,966	CHF	1,855,000	03/27/17	12,160
JPMCB	USD	901,323	HKD	7,000,000	03/27/17	1,640
JPMCB	USD	553,431	ILS	2,100,000	03/27/17	(6,987)
JPMCB	USD	1,793,445	JPY	210,700,000	03/27/17	16,882
JPMCB	USD	1,619,412	SGD	2,310,000	03/27/17	(24,917)
MSC	KRW	2,106,000,000	USD	1,801,848	03/27/17	57,985
MSC	NZD	26,415,000	USD	18,965,336	03/27/17	660,060
MSC	USD	7,693,116	COP	23,385,150,000	03/27/17	(9,925)
MSC	USD	10,563,092	MXN	216,240,000	03/27/17	(245,735)
SSB	CHF	9,285,000	USD	9,229,778	03/27/17	64,275
WBC	CAD	11,440,000	USD	8,733,678	03/27/17	204,844
Net unrealized appreciation on forward foreign currency contracts						$1,103,566

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 40 contracts (USD)	March 2017	$6,477,718	$6,410,000	$(67,718)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 209 contracts (USD)	March 2017	(45,338,901)	(45,287,688)	51,213
10 Year US Treasury Notes, 58 contracts (USD)	March 2017	(7,150,834)	(7,208,313)	(57,479)
Index futures buy contracts:
EURO STOXX 50 Index, 479 contracts (EUR)	March 2017	16,222,905	16,523,268	300,363
Russell 1000 Value Index, 210 contracts (USD)	March 2017	11,666,004	11,588,850	(77,154)
TOPIX Index, 27 contracts (JPY)	March 2017	3,381,137	3,506,823	125,686
Index futures sell contracts:
E-mini S&P 500 Index, 16 contracts (USD)	March 2017	(1,800,404)	(1,788,960)	11,444
FTSE 100 Index, 69 contracts (GBP)	March 2017	(5,853,578)	(5,995,010)	(141,432)
Mini MSCI Emerging Markets Index, 124 contracts (USD)	March 2017	(5,412,848)	(5,325,180)	87,668
S&P/Toronto Stock Exchange 60 Index, 62 contracts (CAD)	March 2017	(8,285,373)	(8,283,290)	2,083
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 193 contracts (AUD)	March 2017	15,564,668	15,524,973	(39,695)
Canadian Government 10 Year Bond, 372 contracts (CAD)	March 2017	38,488,806	38,104,614	(384,192)
Euro Schatz, 33 contracts (EUR)	March 2017	3,894,108	3,900,668	6,560
Long Gilt, 46 contracts (GBP)	March 2017	7,006,659	7,133,353	126,694
Interest rate futures sell contracts:
Euro-Bund, 105 contracts (EUR)	March 2017	(18,047,926)	(18,143,211)	(95,285)
10 Year Mini Japanese Government Bond, 21 contracts (JPY)	March 2017	(2,701,000)	(2,700,218)	782
Net unrealized depreciation on futures contracts				$(150,462)

Centrally cleared credit default swap agreements on credit indices—sell protection6

Referenced obligation	Notional amount		Termination date	Payments made by the Fund[7]	Value	Unrealized appreciation	Credit spread[8]
CDX.NA.HY Series 27 Index	USD	25,200,000	12/20/21	5.000%	$1,600,900	$518,189	3.553%

Options written

	Expiration date	Premiums received	Value
Put options
S&P 500 Index, 158 contracts, strike @ USD 1,975.00	March 2017	$126,005	$(169,850)

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

Options written activity for the period ended December 31, 2016 was as follows:

	Number of contracts	Premiums received
Call and/or put options outstanding at June 30, 2016	891	$171,748
Call and/or put options written	158	126,005
Call and/or put options expired prior to exercise	(891)	(171,748)
Call and/or put options outstanding at December 31, 2016	158	$126,005

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. Certain investments that are measured at fair value using the net asset value per share practical expedient (or its equivalent) have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$169,397,398	$—	$—	$169,397,398
Non-U.S. government obligations	—	—	18,699,084	—	18,699,084
U.S. treasury obligations	—	—	21,629,136	—	21,629,136
Exchange traded funds	—	33,139,806	—	—	33,139,806
Investment companies	63,019,367	—	—	—	63,019,367
Short-term investment	—	33,919,965	—	—	33,919,965
Options purchased	—	663,600	—	—	663,600
Investment of cash collateral from securities loaned	—	15,810,979	—	—	15,810,979
Forward foreign currency contracts	—	—	1,465,685	—	1,465,685
Futures contracts	—	712,493	—	—	712,493
Swap agreements, at value	—	—	1,600,900	—	1,600,900
Total	$63,019,367	$253,644,241	$43,394,805	$—	$360,058,413
Liabilities
Forward foreign currency contracts	$—	$—	$(362,119)	$—	$(362,119)
Futures contracts	—	(862,955)	—	—	(862,955)
Options written	—	(169,850)	—	—	(169,850)
Total	$—	$(1,032,805)	$(362,119)	$—	$(1,394,924)

At December 31, 2016, there were no transfers between Level 1 and Level 2. At June 30, 2016, $81,454,809 of foreign investments, including futures contracts, and $(2,911,305) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2016 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security, or portion thereof, was on loan at the period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

5  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/16	Purchases during the six months ended 12/31/16	Sales during the six months ended 12/31/16	Net realized gain during the six months ended 12/31/16	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/16	Value 12/31/16	Net income earned from affiliate for the six months ended 12/31/16
UBS Global Corporate Bond Relationship Fund	$40,307,836	$—	$3,000,000	$187,477	$(51,655)	$37,443,658	$—
UBS-HALO Emerging Markets Equity Relationship Fund	27,386,277	—	4,000,000	137,563	2,051,869	25,575,709	—
	$67,694,113	$—	$7,000,000	$325,040	$2,000,214	$63,019,367	$—

6  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

7  Payments made or received are based on the notional amount.

8  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2016, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned 4.95% (Class A shares returned -0.84% after the deduction of the maximum sales charge), while Class P shares returned 5.09%. The Fund's benchmark, the MSCI World ex USA Index (net) (the "Index"), returned 5.91%. (Class P shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 37; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive absolute return and underperformed its benchmark during the reporting period, primarily due to sector allocation. Stock selection was a drag on results, albeit to a small extent.

Portfolio performance summary1

What worked:

  • Stock selection in the consumer discretionary and financials sectors contributed to performance.

  • Norsk Hydro is an aluminum manufacturer and renewable energy producer. The company benefited from higher growth expectations, as well as expectations of increased US infrastructure investments following Donald Trump's election in the US.

  • Sumitomo Mitsui Financial Group is a Japanese bank holding/financial services company. The company presented a new medium-term plan, including improvements in governance, capital allocation policy and headcount reduction.

  • Ashtead Group is a construction and industrial equipment rental company with networks in the US and UK. Ashtead Group has a strong financial position and, compared with smaller competitors, benefits from better buying power and fleet availability. We expect the non-residential construction market to continue to grow in the US, and Ashtead Group is expected to benefit with its dominant position in the tool rental market.

  • Nordea Bank is a universal pan-Nordic bank with a diversified business model. The management team increased the company's dividend distribution rate and currently offers a 12% return on equity, which is expected to improve due to additional cost cutting. A higher-than-expected capital ratio for the third quarter of 2016 improved investors' confidence in the dividend policy.

  • From a sector allocation perspective, average underweights to consumer staples and utilities contributed to the Fund's performance. On average, overweights to information technology and financials were also beneficial for results.

What didn't work:

  • Stock selection in the energy, information technology and consumer staples sectors detracted from performance during the reporting period.

  • Capita provides technology and back-office support solutions for businesses and public services. The UK-based company suffered from the "Brexit" vote and expectations of further cuts in public spending. We met with the new Chairman in October 2016 to understand the Board's view on its current challenges and its strategic position, which reaffirmed our positive longer-term outlook for the company.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Sustainable Equity Fund

  • Santos Limited is a gas producer with operations in Australia, Papua New Guinea, Malaysia, Indonesia and Vietnam. Highly leveraged, the company suffered from the recent low oil-price environment but delivered on cost cutting and divestment initiatives in 2016. The company shows strong efforts to manage its environmental impact and performs well on safety metrics.

  • KDDI Corp. provides a full range of telecommunication services in Japan, from fixed line to cellular. The company presented mixed results during the reporting period as the number of subscribers declined. Despite lower revenue due to pressure for lower tariff plans, we expect lower operating expenditures that lead to higher margins. We also expect a continued increase in its dividend pay-out.

  • Average overweights to the healthcare and real estate sectors, as well as underweights to the consumer discretionary and energy sectors, detracted from the Fund's performance during the reporting period.

Portfolio highlights

•  Zurich Insurance provides a full range of insurance services, as well as non-insurance financial products such as mutual funds. The thesis for owning Zurich Insurance is that we expect operating improvement in general insurance and cost reduction results. Zurich Insurance is a cash-driven company, with more than 2.4 billion Swiss francs in cash remittance in 2016.

•  Weir Group is an engineering company providing solutions to customers in the minerals, oil and gas, and power markets. Despite short-term trading conditions, Weir Group remains a high-quality business exposed to attractive long-term structural trends. We expect its return on equity and margins to recover in the upcoming years. The company is well-managed, and profitability remained reasonable during the downturn in oil prices.

•  During the reporting period, we initiated new positions in Nintendo, Tullow, SK Hynix, Koninklijke Ahold Delhaize, Bank Central Asia and Cia de Saneamento Basico do Estado de Sao Paulo. We sold the Fund's positions in NXP Semiconductor, Olympus, Mahindra & Mahindra, Industrial and Commercial Bank of China, ARM and Banco Bilbao Vizcaya Argentaria during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/16 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.95%	(1.07)%	7.05%	0.83%
Class C2	4.57	(1.81)	6.25	0.07
Class P3	5.09	(0.80)	7.31	1.08
After deducting maximum sales charge
Class A1	(0.84)%	(6.55)%	5.84%	0.26%
Class C2	3.57	(2.78)	6.25	0.07
MSCI World ex USA Index (net)[4]	5.91	2.75	6.07	0.86

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2016 prospectuses were as follows: Class A—2.37% and 1.25%; Class C—3.15% and 2.00%; Class P—2.12% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics and industry diversification—December 31, 2016 (unaudited)

1  The Fund's portfolio is actively managed and its composition will vary over time.

Top ten holdings1

Percentage of net assets
Zurich Insurance Group AG	3.0%
Sumitomo Mitsui Financial Group, Inc.	2.7
Koninklijke DSM NV	2.6
Prudential plc	2.6
Weir Group plc (The)	2.6
LyondellBasell Industries NV, Class A	2.5
Norsk Hydro ASA	2.5
Mirvac Group, REIT	2.6
Nordea Bank AB	2.5
Toyota Motor Corp.	2.5
Total	26.1%

Top five issuer breakdown by country or territory of origin1

Percentage of net assets
Japan	17.6%
United Kingdom	13.9
Germany	10.0
Netherlands	9.4
France	5.8
Total	56.7%
Common stocks	Percentage of net assets
Airlines	1.37%
Auto components	1.20
Automobiles	4.49
Banks	12.79
Biotechnology	1.90
Building products	1.21
Chemicals	7.50
Construction materials	0.63
Diversified telecommunication services	1.01
Electrical equipment	1.53
Electronic equipment, instruments & components	0.78
Equity real estate investment trusts (REITs)	2.54
Food & staples retailing	0.95
Food products	1.01
Health care equipment & supplies	1.63
Household durables	1.04
Household products	2.27
Insurance	10.25
IT services	0.90
Machinery	5.25
Marine	2.44
Media	2.43
Metals & mining	2.54
Oil, gas & consumable fuels	4.86
Personal products	3.29
Pharmaceuticals	6.35
Professional services	1.16
Real estate management & development	1.36
Semiconductors & semiconductor equipment	3.44
Software	2.62
Technology hardware, storage & peripherals	1.45
Trading companies & distributors	1.93
Water utilities	1.15
Wireless telecommunication services	2.11
Total common stocks	97.38%
Preferred stock	1.18
Short-term investment	1.10
Total investments	99.66%
Cash and other assets, less liabilities	0.34
Net assets	100.00%

UBS International Sustainable Equity Fund

Portfolio of Investments

December 31, 2016 (unaudited)

	Shares	Value
Common stocks: 97.38%
Australia: 4.46%
Mirvac Group, REIT	398,667	$612,797
Santos Ltd.	159,907	463,895
Total Australia common stocks		1,076,692
Brazil: 1.15%
Cia de Saneamento Basico do Estado de Sao Paulo*	31,500	278,639
China: 2.38%
Ping An Insurance Group Co. of China Ltd., H Shares	115,000	575,408
Denmark: 3.14%
AP Moller—Maersk A/S, Class B	369	588,832
Novo Nordisk A/S, Class B	4,705	169,680
Total Denmark common stocks		758,512
France: 5.81%
AXA SA	10,011	252,756
Ingenico Group SA	2,352	187,841
Sanofi	3,764	304,691
Schneider Electric SE	5,307	369,318
Valeo SA	5,031	289,208
Total France common stocks		1,403,814
Germany: 8.77%
Bayerische Motoren Werke AG	5,184	484,303
Carl Zeiss Meditec AG	10,716	394,807
Infineon Technologies AG	19,461	338,218
Merck KGaA	4,370	456,098
SAP SE	5,106	445,090
Total Germany common stocks		2,118,516
Hong Kong: 1.36%
Sun Hung Kai Properties Ltd.	26,000	328,583
India: 2.18%
ICICI Bank Ltd. ADR	41,400	310,086
Infosys Ltd. ADR	14,600	216,518
Total India common stocks		526,604
Indonesia: 2.87%
Bank Central Asia Tbk. PT	469,500	540,156
Indocement Tunggal Prakarsa Tbk. PT	133,000	152,028
Total Indonesia common stocks		692,184
Italy: 2.26%
Intesa Sanpaolo SpA	214,097	546,746
Japan: 17.56%
Astellas Pharma, Inc.	12,500	173,636
Canon, Inc.	12,400	349,587
Kao Corp.	6,700	317,645
KDDI Corp.	20,100	508,971
Kubota Corp.	23,400	334,057
Nintendo Co. Ltd.	900	188,971
Panasonic Corp.	24,700	251,385
Shin-Etsu Chemical Co. Ltd.	4,300	333,588
	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	16,900	$644,911
THK Co. Ltd.	14,000	309,767
Toyota Motor Corp.	10,200	600,262
Unicharm Corp.	10,500	229,765
Total Japan common stocks		4,242,545
Jersey: 1.90%
Shire plc	7,941	458,399
Netherlands: 9.35%
ASML Holding NV	2,684	301,320
Koninklijke Ahold Delhaize NV	10,948	230,834
Koninklijke DSM NV	10,591	635,025
LyondellBasell Industries NV, Class A	7,163	614,442
Unilever NV CVA	11,572	476,470
Total Netherlands common stocks		2,258,091
Norway: 5.69%
Norsk Hydro ASA	128,270	613,472
Statoil ASA	28,294	519,003
Telenor ASA	16,287	243,305
Total Norway common stocks		1,375,780
South Korea: 0.80%
SK Hynix, Inc.*	5,200	192,449
Spain: 4.25%
Banco Bilbao Vizcaya Argentaria SA	65,325	441,055
Mediaset Espana Comunicacion SA	50,004	586,899
Total Spain common stocks		1,027,954
Sweden: 3.72%
Assa Abloy AB, Class B	15,787	293,019
Nordea Bank AB	54,571	606,771
Total Sweden common stocks		899,790
Switzerland: 4.79%
Novartis AG	2,520	183,376
Roche Holding AG	1,079	246,465
Zurich Insurance Group AG*	2,643	727,779
Total Switzerland common stocks		1,157,620
Taiwan: 1.01%
Uni-President Enterprises Corp.	147,000	243,563
United Kingdom: 13.93%
Ashtead Group plc	23,946	466,275
Aviva plc	47,919	287,245
Capita plc	42,758	279,810
Croda International plc	5,824	229,393
easyJet plc	26,770	331,563
Prudential plc	31,645	634,714
Reckitt Benckiser Group plc	3,760	319,085
Tullow Oil plc*	50,000	192,686
Weir Group plc (The)	26,821	624,724
Total United Kingdom common stocks		3,365,495
Total common stocks (cost $24,088,207)		23,527,384

UBS International Sustainable Equity Fund

Portfolio of Investments

December 31, 2016 (unaudited)

	Shares	Value
Preferred stock: 1.18%
Germany: 1.18%
Jungheinrich AG (cost $309,454)	9,900	$284,083
Short-term investment: 1.10%
Investment company: 1.10%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $266,851)	266,851	266,851
Total investments: 99.66% (cost $24,664,512)		24,078,318
Cash and other assets, less liabilities: 0.34%		81,976
Net assets: 100.00%		$24,160,294

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,339,070
Gross unrealized depreciation	(1,925,264)
Net unrealized depreciation of investments	$(586,194)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$23,527,384	$—	$—	$23,527,384
Preferred stock	284,083	—	—	284,083
Short-term investment	266,851	—	—	266,851
Total	$24,078,318	$—	$—	$24,078,318

At December 31, 2016, there were no transfers between Level 1 and Level 2. At June 30, 2016, $21,825,231 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2016, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 10.46% (Class A shares returned 4.40% after the deduction of the maximum sales charge), while Class P shares returned 10.55%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 8.01% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 44; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection.

Portfolio performance summary1

What worked:

•  Stock selection within the information technology sector was the largest driver of outperformance during the six months ended December 31, 2016.

  – Micron Technology was the top stock contributor for the reporting period. The company's outperformance was driven by a continued recovery in both DRAM and NAND Flash memory pricing. This in turn resulted from more rational supply and pricing practices in the industry, as well as increased demand for memory. Micron raised earnings guidance during the period after experiencing stronger-than-expected demand in several segments.

  – Western Digital outperformed on the basis of a positive pre-earnings announcement for the September 2016 quarter. The company raised guidance on revenues, gross margins and earnings per share. It also repriced some of its debt at a lower interest rate, further boosting long-term earnings power. Western Digital also benefited from improving demand and pricing power in the NAND Flash memory market, as smartphone companies continue to offer larger configurations to their customers.

•  Several financial stocks made a positive contribution to Fund performance. The sector benefited from the rise in interest rates that followed the US presidential election.

  – Lincoln National rallied following a strong quarterly earnings report in which the life insurer reported solid results across its four main operating segments and indicated a greater-than-expected excess capital position. (For details, see "Portfolio highlights.")

  – MetLife performed well based on the market's anticipation of potential deregulation, which should benefit insurance companies as a whole.

  – US Bancorp rallied following a quarterly earnings report that indicated strong deposit growth and continued best-in-class operating margins for the company.

•  In addition, stock selection in the consumer discretionary sector, as well as an underweight to utilities, contributed positively to Fund performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3-4.

UBS U.S. Large Cap Equity Fund

What didn't work:

•  Philip Morris was the largest detractor from Fund performance during the six months. The company's stock experienced a pullback after the results of the presidential election led to a strengthening of the US dollar. Investors are concerned that currency headwinds could affect the company going forward. (For details, see "Portfolio highlights.")

•  Stock selection in the real estate sector made a negative contribution to Fund returns.

  – Simon Property Group detracted from relative performance. Like many real estate investment trusts (REITs), Simon underperformed over the six months due to a "risk-on" market environment that left defensive stocks out of favor. We continue to find this name attractive. While there is downward pressure, in general, around mall traffic in the US, Simon has exposure to higher-end malls, which we believe will survive and thrive in this environment.

  – Digital Realty Trust also lagged during the period. We sold out of the position before year-end 2016.

•  Although the Fund benefited from strong stock selection within the energy sector, Gulfport Energy was a rare detractor for the reporting period. The company underperformed after announcing its acquisition of Vitruvian, which was not well-received by investors. The market was also concerned about the sudden shift from Gulfport's Utica core basin to a new basin, which seemed to indicate a loss of focus and overdiversification.

•  The Fund's position in Alnylam Pharmaceuticals was negative for performance. The company's novel treatment for amyloidosis, an RNA-silencing platform known as Revusiran, was discontinued based on safety concerns. However, Alnylam has seven other programs in mid- to late-stage clinical trials, all of which use newer generation technologies. We continue to believe in Alnylam's platform, and we anticipate that good results will support higher stock prices.

•  An overweight to consumer staples stocks and stock selection within the financial sector were negative contributors, as well.

Portfolio highlights

• Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company's cash flows and its returns to shareholders. Philip Morris's regulatory and consumption risk is well-diversified across 180 markets around the globe. The company has proven its ability to accurately model demand for its products in spite of the complexities surrounding regulation, taxation and demographics.

• Mondelez International manufactures and markets snack food and beverage products worldwide. The company's cookies and chocolate products are experiencing strong category growth in developing markets. We believe Mondelez is well-positioned to benefit from its geographic exposure and strong operations in the BRICS countries (Brazil, Russia, India, China and South Africa), as well as in next wave markets like Indonesia and the Middle East. In addition, we see potential for restructuring in the company's developed markets business, which represents an attractive opportunity to improve profit margins.

UBS U.S. Large Cap Equity Fund

• Lincoln National continues to operate effectively despite the challenging low-interest-rate environment. Price increases in the group insurance business should improve margins, as should the fee-based accumulation businesses. We believe the market is overlooking the stable returns from the company's variable annuity business, which has never offered the more lucrative guarantees that are now causing headaches and weak results for competitors. We expect that Lincoln National will continue to use free cash flow to repurchase shares, which is accretive to book value given the stock's significant discount to book value per share.

• The fundamentally improved competitive position of General Motors allows the company to earn a return close to its cost of capital in what is still a structurally challenged industry. This is an asset-heavy company that has attractive opportunities to optimize its balance sheet, deploy capital strategically and increase operating efficiency. The demand cycle for autos appears to have room to run for several years, barring a significant decline in global growth. GM's product refresh cycle should boost medium-term demand, pricing and brand image.

• The Walt Disney Company has spent considerable capital recently on strategic acquisitions like Lucasfilm and Marvel, as well as capital projects like new cruise ships and theme park expansions at the Magic Kingdom and Disney California Adventure. While new projects will continue, the level of spending should decline as the company shifts to harvesting returns from prior investments and returning cash to shareholders. Disney has superior content in a changing media distributions model. ESPN is the crown jewel in its content assets and should be able to weather any potential disruption to viewing patterns because of the immediacy of sports viewing. Finally, we like Disney's ability to refresh and reinvent content for new generations, a legacy dating back to the company's founding in the 1920s.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/16 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.46%	10.89%	13.96%	5.23%
Class C2	10.02	10.07	13.11	4.44
Class P3	10.55	11.12	14.23	5.50
After deducting maximum sales charge
Class A1	4.40%	4.79%	12.68%	4.63%
Class C2	9.02	9.07	13.11	4.44
Russell 1000 Index[4]	8.01	12.05	14.69	7.08

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2016 prospectuses, supplemented from time to time, were as follows: Class A—1.93% and 0.95%; Class C—2.68% and 1.70%; Class P—1.64% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective March 23, 2016, the Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2017, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares; prior to March 23, 2016, the fees were not to exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Large Cap Equity Fund

Portfolio statistics and industry diversification—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
Philip Morris International, Inc.	4.2%
Walt Disney Co. (The)	3.1
Mondelez International, Inc., Class A	2.9
General Motors Co.	2.7
Lincoln National Corp.	2.6
Amazon.com, Inc.	2.6
PepsiCo, Inc.	2.5
Facebook, Inc., Class A	2.3
Marsh & McLennan Cos., Inc.	2.3
LyondellBasell Industries NV, Class A	2.1
Total	27.3%

Top five issuer breakdown by country or territory of origin1

Percentage of net assets
United States	88.6%
Ireland	2.6
Netherlands	2.6
Bermuda	2.6
Jersey	1.2
Total	97.6%
Common stocks	Percentage of net assets
Aerospace & defense	1.47%
Auto components	1.23
Automobiles	2.71
Banks	4.10
Beverages	2.48
Biotechnology	3.01
Chemicals	2.09
Communications equipment	0.90
Consumer finance	1.94
Diversified financial services	1.25
Electronic equipment, instruments & components	1.60
Energy equipment & services	1.88
Equity real estate investment trusts (REITs)	1.76
Food & staples retailing	3.65
Food products	2.91
Health care equipment & supplies	0.49
Health care providers & services	3.92
Hotels, restaurants & leisure	1.30
Household durables	2.52
Insurance	8.35
Internet & direct marketing retail	4.79
Internet software & services	2.35
IT services	2.00
Life sciences tools & services	1.72
Machinery	2.67
Media	4.74
Oil, gas & consumable fuels	5.76
Pharmaceuticals	6.56
Semiconductors & semiconductor equipment	8.51
Software	3.21
Technology hardware, storage & peripherals	1.50
Tobacco	4.22
Wireless telecommunication services	1.23
Total common stocks	98.82%
Short-term investment	0.40
Investment of cash collateral from securities loaned	0.84
Total investments	100.06%
Liabilities, in excess of cash and other assets	(0.06)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Large Cap Equity Fund

Portfolio of Investments

December 31, 2016 (unaudited)

	Shares	Value
Common stocks: 98.82%
Aerospace & defense: 1.47%
United Technologies Corp.	3,693	$404,827
Auto components: 1.23%
Delphi Automotive plc	5,040	339,444
Automobiles: 2.71%
General Motors Co.	21,463	747,771
Banks: 4.10%
JPMorgan Chase & Co.	3,534	304,949
U.S. Bancorp	7,943	408,032
Wells Fargo & Co.	7,581	417,789
		1,130,770
Beverages: 2.48%
PepsiCo, Inc.	6,529	683,129
Biotechnology: 3.01%
Alnylam Pharmaceuticals, Inc.*	5,248	196,485
Biogen, Inc.*	969	274,789
Emergent BioSolutions, Inc.*	3,605	118,388
Lexicon Pharmaceuticals, Inc.*,1	15,761	217,975
TG Therapeutics, Inc.*,1	4,563	21,218
		828,855
Chemicals: 2.09%
LyondellBasell Industries NV, Class A	6,712	575,755
Communications equipment: 0.90%
Arista Networks, Inc.*	2,573	248,989
Consumer finance: 1.94%
American Express Co.	7,210	534,117
Diversified financial services: 1.25%
Voya Financial, Inc.	8,776	344,195
Electronic equipment, instruments & components: 1.60%
Dolby Laboratories, Inc., Class A	4,899	221,386
Jabil Circuit, Inc.	9,314	220,462
		441,848
Energy equipment & services: 1.88%
Halliburton Co.	7,804	422,119
Noble Corp. plc	16,458	97,431
		519,550
Equity real estate investment trusts (REITs): 1.76%
Simon Property Group, Inc., REIT	2,727	484,506
Food & staples retailing: 3.65%
Kroger Co. (The)	16,129	556,612
Walgreens Boots Alliance, Inc.	5,425	448,973
		1,005,585
Food products: 2.91%
Mondelez International, Inc., Class A	18,128	803,614
	Shares	Value
Health care equipment & supplies: 0.49%
Wright Medical Group NV*	5,845	$134,318
Health care providers & services: 3.92%
Cigna Corp.	2,326	310,265
Laboratory Corp. of America Holdings*	2,351	301,822
UnitedHealth Group, Inc.	2,930	468,917
		1,081,004
Hotels, restaurants & leisure: 1.30%
Norwegian Cruise Line Holdings Ltd.*	8,440	358,953
Household durables: 2.52%
Lennar Corp., Class A	7,268	312,015
Newell Brands, Inc.	8,568	382,561
		694,576
Insurance: 8.35%
Allstate Corp. (The)	6,560	486,227
Lincoln National Corp.	10,905	722,674
Marsh & McLennan Cos., Inc.	9,257	625,681
MetLife, Inc.	8,680	467,765
		2,302,347
Internet & direct marketing retail: 4.79%
Amazon.com, Inc.*	949	711,627
Expedia, Inc.	2,676	303,137
Priceline Group, Inc. (The)*	208	304,940
		1,319,704
Internet software & services: 2.35%
Facebook, Inc., Class A*	5,630	647,732
IT services: 2.00%
Visa, Inc., Class A	7,069	551,523
Life sciences tools & services: 1.72%
Bio-Rad Laboratories, Inc., Class A*	2,608	475,386
Machinery: 2.67%
Caterpillar, Inc.	5,701	528,711
Colfax Corp.*	5,807	208,645
		737,356
Media: 4.74%
CBS Corp. (Non-Voting), Class B	7,196	457,810
Walt Disney Co. (The)	8,151	849,497
		1,307,307
Oil, gas & consumable fuels: 5.76%
EOG Resources, Inc.	5,508	556,859
Gulfport Energy Corp.*	9,870	213,587
Hess Corp.	2,161	134,609
Laredo Petroleum, Inc.*	14,690	207,716
Oasis Petroleum, Inc.*	17,489	264,783
SM Energy Co.	6,096	210,190
		1,587,744

UBS U.S. Large Cap Equity Fund

Portfolio of Investments

December 31, 2016 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Pharmaceuticals: 6.56%
Allergan plc*	2,124	$446,061
Catalent, Inc.*	16,065	433,113
Eli Lilly & Co.	6,102	448,802
Mallinckrodt plc*	5,586	278,295
Medicines Co. (The)*	5,978	202,893
		1,809,164
Semiconductors & semiconductor equipment: 8.51%
Broadcom Ltd.	1,369	241,998
Integrated Device Technology, Inc.*	8,491	200,048
Marvell Technology Group Ltd.	25,310	351,050
Maxim Integrated Products, Inc.	5,019	193,583
Micron Technology, Inc.*	19,803	434,082
ON Semiconductor Corp.*	15,485	197,588
Qorvo, Inc.*	3,175	167,418
Silicon Laboratories, Inc.*	2,863	186,095
Skyworks Solutions, Inc.	2,442	182,320
Xilinx, Inc.	3,171	191,433
		2,345,615
Software: 3.21%
Activision Blizzard, Inc.	5,274	190,444
Electronic Arts, Inc.*	2,752	216,747
PTC, Inc.*	6,239	288,679
Take-Two Interactive Software, Inc.*	3,841	189,323
		885,193
	Shares	Value
Technology hardware, storage & peripherals: 1.50%
Western Digital Corp.	6,107	$414,971
Tobacco: 4.22%
Philip Morris International, Inc.	12,731	1,164,759
Wireless telecommunication services: 1.23%
T-Mobile US, Inc.*	5,895	339,022
Total common stocks (cost $24,937,949)		27,249,629
Short-term investment: 0.40%
Investment company: 0.40%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $109,583)	109,583	109,583
Investment of cash collateral from securities loaned: 0.84%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $230,632)	230,632	230,632
Total investments: 100.06% (cost $25,278,164)		27,589,844
Liabilities, in excess of cash and other assets: (0.06)%		(15,718)
Net assets: 100.00%		$27,574,126

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,315,724
Gross unrealized depreciation	(1,004,044)
Net unrealized appreciation of investments	$2,311,680

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 48.

UBS U.S. Large Cap Equity Fund

Portfolio of Investments

December 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$27,249,629	$—	$—	$27,249,629
Short-term investment	109,583	—	—	109,583
Investment of cash collateral from securities loaned	230,632	—	—	230,632
Total	$27,589,844	$—	$—	$27,589,844

At December 31, 2016, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2016, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 13.68% (Class A shares returned 7.45% after the deduction of the maximum sales charge), while Class P shares returned 13.85%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 13.12% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund slightly outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•  Wix.com was the Fund's top performing stock during the six months ended December 31, 2016.

  – Wix.com is an operator and developer of a web platform that allows businesses and individuals to develop customized websites and applications. The company's share price was up sharply after Wix.com reported sales and earnings ahead of expectations and raised guidance for the year. The quality and value of Wix.com's offering was evidenced by strong conversions of the user base to paid subscribers despite limited promotional activity and price increases.

•  Stock selection within the financial sector was positive for performance during the period. The rising interest rate environment represents a potentially positive change in the fundamental backdrop for this industry.

  – Webster Financial provides a wide range of financial services to individuals and businesses across southern New England and eastern New York State. The company's shares outperformed as 10-year U.S. Treasury rates rose dramatically after the presidential election. We believe that a sustained upward movement in rates will allow the bank to expand its net interest margin and drive earnings growth. (For details, see "Portfolio highlights.")

  – Rising rates also drove shares of Columbia Banking System higher for the six-month period. The full-service commercial bank serves small and medium-sized businesses, professionals and other individuals through offices in Washington State.

  – National Bank Holdings Corporation, a provider of services through community banking franchises, was another strong post-election performer. The company serves retail and business customers in Colorado, the greater Kansas City region and Texas.

•  An overweight to energy stocks—as well as stock selection within the sector—made a positive contribution to Fund returns.

  – Shares of US Silica Holdings, a producer and distributor of industrial silica and sand proppants, traded higher for the six months. Investors expect the company to benefit from the consistent increase in active horizontal drilling oil rigs along with the higher volume of proppants being utilized on a per-well basis. These trends may allow the company to raise prices and drive additional growth in EBITDA (earnings before interest, tax, depreciation and amortization).

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Small Cap Growth Fund

•  The Fund benefited from holding several names that rose on investors' anticipation of potential infrastructure spending and faster economic growth.

  – EMCOR contributed to relative returns during the six-month period. The company provides mechanical and electrical construction and facilities services to a broad range of commercial, industrial, utility and institutional customers. (For details, see "Portfolio highlights.")

What didn't work:

•  Stock selection within the healthcare sector was the largest negative contributor during the reporting period.

  – Acadia Healthcare, which operates behavioral health centers, underperformed after reporting disappointing same-facility sales growth for the third quarter of 2016. The share price also suffered from a negative article about Acadia's largest competitor that cast a pall on the entire behavioral health industry. UK regulatory concerns about Acadia's acquisition of the Priory Group were a further drag on performance.

  – DexCom, a medical device company, focuses on the design and development of continuous glucose monitoring systems for people with diabetes. The company's shares fell during the period on concerns over the potential for a loss of market share. Medtronic, a competitor, announced a potentially disruptive launch of a hybrid closed loop insulin pump and sensor system.

  – Seres Therapeutics, a clinical-stage biotechnology company, failed its Phase 2 endpoint for a drug designed to treat bacterial infections. The stock was down sharply on the unexpected news, and we sold the name during the reporting period.

•  The Fund held certain information technology names that detracted from performance.

  – Rapid7 is a provider of security and network data analytics solutions. The company saw its shares fall during the period due to lower-than-expected sales and earnings guidance for the fourth quarter of 2016, as well as concerns about trends in cybersecurity spending.

  – Callidus Software made a negative contribution to performance. The company provides software solutions that focus on incentive compensation management. Shares declined despite Callidus posting better-than-expected quarterly results. Investors were concerned when the company lowered the top end of its fiscal year earnings guidance.

Portfolio highlights

•  8x8 Inc. is one of the leading providers of unified communications as a service. The company's cloud-based solutions provide communications and collaboration on a unified platform that includes voice, video, contact center and desktop. 8x8's solutions allow enterprises to easily deploy and scale their communications platforms as needed without large upfront expenses.

•  Gigamon designs and markets networking products and solutions. The company provides high-density networking traffic switches that replicate, filter, stream, monitor, analyze and record information. Gigamon's customers include enterprises, data centers and service providers worldwide. Increasing data speeds, virtualization complexity and a growing number of security breaches are increasing demand for the improved visibility that Gigamon's solutions can provide. We believe the company will see additional growth from (1) enhancing the functionality and scalability of its solutions, (2) deepening existing relationships, and (3) investing in its global distribution network.

UBS U.S. Small Cap Growth Fund

•  Proofpoint, a global provider of enterprise software solutions, offers an integrated suite of on-demand solutions that include secure communications, archiving, compliance and cybersecurity. The company's software as a service (SaaS) model delivers 95% recurring revenues at greater than 90% renewal rates. Proofpoint's main competitor was acquired by Google and is being shut down.

•  Burlington Stores is an off-price retailer that operates roughly 540 locations across the US. We believe the company has the opportunity to improve its productivity and margins while sustaining a low single-digit rate of comparable sales (comps). Burlington's sales productivity per square foot is 65% below that of its peers, and its margin of earnings before interest and tax (EBIT) is 500 basis points lower than its peers'. The company anticipates growing square footage by 3% to 4% per year on the back of 25 new store openings, and we believe it could conceivably approach 1,000 stores. We also think Burlington will pursue enhanced merchandising by moving toward better brands and more profitable categories, such as women's sportswear and home.

•  Webster Financial has one of the largest deposit market shares in Connecticut, as well as a desirable retail footprint ranging from Westchester County, NY to Boston. The company's capital position is strong, and its asset quality is stable to improving. We believe growth will be fueled by several factors over the next couple of years, including: (1) growing transaction account balances in all lines of business, (2) growing core business banking loans, (3) expediting the reduction of nonperforming assets, (4) increasing non-interest income and (5) optimizing expenses across the business. We expect Webster to realize efficiencies through branch consolidations and closures, as well as by optimizing its ATM network. The company is a potential takeover target.

•  EMCOR specializes in the design, integration, installation, start-up, operation and maintenance of systems for multiple needs. These include the generation and distribution of electrical power; lighting; low-voltage systems such as security and fire alarms; voice and data communications; heating, ventilation and air conditioning (HVAC); and plumbing and piping systems. EMCOR also supports the operation of customers' facilities unrelated to their construction programs. The company continues to capitalize on strong growth opportunities in the higher margin commercial, health care, and gaming and hospitality markets. It is seeing continued strong demand for mobile and site-based facilities services.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/16 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.68%	6.37%	13.67%	7.32%
Class C2	13.25	5.59	12.82	6.52
Class P3	13.85	6.69	13.98	7.60
After deducting maximum sales charge
Class A1	7.45%	0.54%	12.39%	6.71%
Class C2	12.25	4.59	12.82	6.52
Russell 2000 Growth Index[4]	13.12	11.32	13.74	7.76

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2016 prospectuses were as follows: Class A—1.54% and 1.25%; Class C—2.29% and 2.00%; Class P—1.18% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2017, do not exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
Universal Display Corp.	1.9%
8x8, Inc.	1.9
Webster Financial Corp.	1.8
Proofpoint, Inc.	1.8
US Silica Holdings, Inc.	1.8
EMCOR Group, Inc.	1.7
Burlington Stores, Inc.	1.7
Spirit Airlines, Inc.	1.7
Generac Holdings, Inc.	1.7
Gigamon, Inc.	1.7
Total	17.7%

Top five issuer breakdown by country
or territory of origin1

Percentage of net assets
United States	91.5%
Israel	2.4
Canada	1.6
Bermuda	1.1
Cayman Islands	0.6
Total	97.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—December 31, 2016 (unaudited)1

Common stocks	Percentage of net assets
Airlines	1.72%
Auto components	1.41
Banks	8.16
Biotechnology	6.27
Building products	1.18
Communications equipment	2.68
Construction & engineering	1.74
Construction materials	1.61
Diversified consumer services	1.48
Electrical equipment	3.39
Electronic equipment, instruments & components	2.51
Energy equipment & services	3.37
Equity real estate investment trusts (REITs)	1.16
Food & staples retailing	1.07
Food products	3.54
Health care equipment & supplies	4.75
Health care providers & services	2.67
Health care technology	1.28
Hotels, restaurants & leisure	4.13
Internet software & services	2.98
Life sciences tools & services	0.48
Machinery	1.94
Media	3.18
Multiline retail	1.45
Oil, gas & consumable fuels	3.36
Paper & forest products	1.16
Personal products	0.32
Pharmaceuticals	0.83
Professional services	2.70
Road & rail	0.90
Semiconductors & semiconductor equipment	5.36
Software	11.97
Specialty retail	5.71
Thrifts & mortgage finance	1.14
Total common stocks	97.60%
Exchange traded fund	1.25
Short-term investment	2.15
Investment of cash collateral from securities loaned	5.26
Total investments	106.26%
Liabilities, in excess of cash and other assets	(6.26)
Net assets	100.00%

1  Figures represent the breakdown of direct investments of UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Shares	Value
Common stocks: 97.60%
Airlines: 1.72%
Spirit Airlines, Inc.*	50,615	$2,928,584
Auto components: 1.41%
Tenneco, Inc.*	38,472	2,403,346
Banks: 8.16%
BankUnited, Inc.	57,134	2,153,380
Columbia Banking System, Inc.	61,759	2,759,392
FB Financial Corp.*	21,421	555,875
National Bank Holdings Corp., Class A	89,426	2,851,795
South State Corp.	29,244	2,555,926
Webster Financial Corp.	56,035	3,041,580
		13,917,948
Biotechnology: 6.27%
Array BioPharma, Inc.*	141,441	1,243,267
Bluebird Bio, Inc.*	14,784	912,173
Exact Sciences Corp.*,1	171,887	2,296,410
Five Prime Therapeutics, Inc.*	20,956	1,050,105
Kite Pharma, Inc.*,1	17,968	805,685
Ligand Pharmaceuticals, Inc.*,1	20,582	2,091,337
Loxo Oncology, Inc.*,1	38,063	1,222,393
Sage Therapeutics, Inc.*	21,033	1,073,945
		10,695,315
Building products: 1.18%
NCI Building Systems, Inc.*	128,724	2,014,531
Communications equipment: 2.68%
Ciena Corp.*	97,129	2,370,919
Lumentum Holdings, Inc.*	57,046	2,204,828
		4,575,747
Construction & engineering: 1.74%
EMCOR Group, Inc.	42,000	2,971,920
Construction materials: 1.61%
Summit Materials, Inc., Class A*	115,397	2,745,303
Diversified consumer services: 1.48%
Grand Canyon Education, Inc.*	43,313	2,531,645
Electrical equipment: 3.39%
EnerSys	36,468	2,848,151
Generac Holdings, Inc.*	71,779	2,924,276
		5,772,427
Electronic equipment, instruments & components: 2.51%
Fabrinet*	25,300	1,019,590
Universal Display Corp.*	57,787	3,253,408
		4,272,998
Energy equipment & services: 3.37%
Patterson-UTI Energy, Inc.	102,160	2,750,147
US Silica Holdings, Inc.	52,746	2,989,644
		5,739,791
	Shares	Value
Equity real estate investment trusts (REITs): 1.16%
Education Realty Trust, Inc.	46,900	$1,983,870
Food & staples retailing: 1.07%
Casey's General Stores, Inc.	15,277	1,816,130
Food products: 3.54%
B&G Foods, Inc.	50,950	2,231,610
Blue Buffalo Pet Products, Inc.*	57,506	1,382,444
Dean Foods Co.	110,955	2,416,600
		6,030,654
Health care equipment & supplies: 4.75%
ABIOMED, Inc.*	20,066	2,261,037
DexCom, Inc.*	12,256	731,683
iRhythm Technologies, Inc.*	4,800	144,000
K2M Group Holdings, Inc.*	110,367	2,211,755
Zeltiq Aesthetics, Inc.*,1	63,343	2,756,687
		8,105,162
Health care providers & services: 2.67%
Acadia Healthcare Co., Inc.*	40,919	1,354,419
Envision Healthcare Corp.*	31,907	2,019,394
MEDNAX, Inc.*	17,705	1,180,215
		4,554,028
Health care technology: 1.28%
HMS Holdings Corp.*	120,557	2,189,315
Hotels, restaurants & leisure: 4.13%
Buffalo Wild Wings, Inc.*	11,160	1,723,104
ClubCorp Holdings, Inc.	145,364	2,085,973
Del Frisco's Restaurant Group, Inc.*	90,780	1,543,260
Popeyes Louisiana Kitchen, Inc.*	28,025	1,694,952
		7,047,289
Internet software & services: 2.98%
LogMeIn, Inc.	23,161	2,236,195
Wix.com Ltd.*	63,882	2,845,943
		5,082,138
Life sciences tools & services: 0.48%
Charles River Laboratories International, Inc.*	10,684	814,014
Machinery: 1.94%
Colfax Corp.*	35,139	1,262,544
Woodward, Inc.	29,572	2,041,947
		3,304,491
Media: 3.18%
AMC Entertainment Holdings, Inc., Class A	78,103	2,628,166
IMAX Corp.*	89,210	2,801,194
		5,429,360
Multiline retail: 1.45%
Ollie's Bargain Outlet Holdings, Inc.*	86,683	2,466,131

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels: 3.36%
Callon Petroleum Co.*	165,129	$2,538,033
Diamondback Energy, Inc.*	8,516	860,627
Matador Resources Co.*	90,164	2,322,624
		5,721,284
Paper & forest products: 1.16%
Boise Cascade Co.*	88,117	1,982,633
Personal products: 0.32%
elf Beauty, Inc.*,1	18,612	538,631
Pharmaceuticals: 0.83%
Horizon Pharma plc*	30,675	496,322
Pacira Pharmaceuticals, Inc.*	28,548	922,100
		1,418,422
Professional services: 2.70%
Kforce, Inc.	80,092	1,850,125
WageWorks, Inc.*	38,013	2,755,943
		4,606,068
Road & rail: 0.90%
Saia, Inc.*	34,570	1,526,266
Semiconductors & semiconductor equipment: 5.36%
Cavium, Inc.*	38,457	2,401,255
Integrated Device Technology, Inc.*	113,512	2,674,343
MACOM Technology Solutions Holdings, Inc., H Shares*	29,365	1,359,012
Semtech Corp.*	85,618	2,701,248
		9,135,858
Software: 11.97%
8x8, Inc.*	220,748	3,156,696
Callidus Software, Inc.*	123,316	2,071,709
CyberArk Software Ltd.*	28,722	1,306,851
Ellie Mae, Inc.*	22,544	1,886,482
Gigamon, Inc.*	63,721	2,902,491
	Shares	Value
Proofpoint, Inc.*	42,516	$3,003,755
Rapid7, Inc.*,1	117,792	1,433,529
Synchronoss Technologies, Inc.*	71,919	2,754,498
Ultimate Software Group, Inc. (The)*	10,408	1,897,899
		20,413,910
Specialty retail: 5.71%
Burlington Stores, Inc.*	35,048	2,970,318
Children's Place, Inc. (The)	27,626	2,788,844
Finish Line, Inc. (The), Class A	98,690	1,856,359
Five Below, Inc.*	53,155	2,124,074
		9,739,595
Thrifts & mortgage finance: 1.14%
Essent Group Ltd.*	60,041	1,943,527
Total common stocks (cost $140,986,923)		166,418,331
Exchange traded fund: 1.25%
iShares Russell 2000 Growth ETF[1] (cost $2,142,642)	13,850	2,132,069
Short-term investment: 2.15%
Investment company: 2.15%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $3,660,307)	3,660,307	3,660,307
Investment of cash collateral from securities loaned: 5.26%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $8,969,598)	8,969,598	8,969,598
Total investments: 106.26% (cost $155,759,470)		181,180,305
Liabilities, in excess of cash and other assets: (6.26)%		(10,671,827)
Net assets: 100.00%		$170,508,478

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,163,710
Gross unrealized depreciation	(6,742,875)
Net unrealized appreciation of investments	$25,420,835

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 57.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$166,418,331	$—	$—	$166,418,331
Exchange traded fund	2,132,069	—	—	2,132,069
Short-term investment	3,660,307	—	—	3,660,307
Investment of cash collateral from securities loaned	8,969,598	—	—	8,969,598
Total	$181,180,305	$—	$—	$181,180,305

At December 31, 2016, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance

For the six months ended December 31, 2016, Class P shares of the UBS Total Return Bond Fund (the "Fund") returned -1.55%. For comparison purposes, the Bloomberg Barclays US Aggregate Bond Index (the "Index") returned -2.53%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

Special Note

UBS Total Return Bond Fund is a newly organized open-end mutual fund. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016. The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds had generally similar investment objectives and strategies. For the purpose of this report, we will comment on the performance of the UBS Total Return Bond Fund for the six-month period ending December 31, 2016.

Market commentary

The second half of 2016 was marked by a sharp increase in US interest rates due to the surprise election of Donald J. Trump as the 45th President, whose fiscal policies are expected to be both expansionary and inflationary. For the period, two-year, 10-year, and 30-year U.S. Treasury yields rose 61 basis points (bps), 94 bps and 74 bps, respectively, to close 2016 at 1.20%, 2.43% and 3.05%, respectively. The Federal Reserve Board ("Fed") raised its policy rate at its December meeting by 0.25% to a range of 0.50% to 0.75%. In particular, the Fed cited improvement in the labor market, a continued decrease in the unemployment rate and an uptick in inflation. The Fed's updated projections are calling for three more 0.25% rate hikes in 2017. Investor demand globally for higher yields caused most spread sectors to outperform Treasuries over the reporting period, with the more rate-sensitive sectors underperforming the more credit-sensitive sectors. For example, the Bloomberg Barclays US Corporate Investment Grade Index returned -1.46% over the reporting period, compared to the Bloomberg Barclays US Corporate High Yield Index return of 7.40%. The US dollar benefited from the December Fed hike and the expectation for higher inflation in 2017 and appreciated 6.5% in the second half of 2016. Finally, oil prices ended the second half of the year 11% higher to close the year at nearly $54 per barrel. This increase was partially driven by hopes that a deal between OPEC and other major oil exporters to cut production in 2017 will be delivered as promised.

Portfolio performance summary1

What worked:

•  Corporate exposure was additive to performance. The Fund was overweight lower-quality corporates versus higher-quality corporates during the reported period. This positioning was based on our belief that higher-yielding, lower-quality bonds would attract investors' demand for yield. This benefited performance, as lower-quality corporates outperformed higher-quality corporates for the reporting period.

•  Commercial mortgage-backed security ("CMBS") exposure was additive to performance. The Fund was overweight CMBS on the back of strong fundamentals and attractive valuations. This positioning benefited performance as the sector experienced strong investor demand.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Total Return Bond Fund

What didn't work:

•  Agency residential mortgage-backed security ("RMBS") exposure detracted from performance. The Fund's tactical positioning to agency RMBS throughout the reporting period detracted from performance, particularly in the fourth quarter, when rates rose significantly and agency RMBS underperformed.

•  Emerging market currency exposure was a headwind for performance. The Fund's tactical long exposure to the Mexican peso detracted from performance, particularly in the fourth quarter, when the peso depreciated due to the surprise election of Donald Trump as President.

A number of derivatives were used during the reporting period. Interest rate futures and options were utilized for the management of duration and yield curve positioning. Overall, these derivatives detracted from performance. Credit derivatives—such as total return swaps, credit default swaps and options on credit default swaps—were utilized to manage exposure across different fixed income sectors. These instruments were utilized in an effort to reduce the Fund's risk, but also to increase net investment income. Overall, the use of these instruments was slightly negative for performance during the period. Currency instruments, such as foreign exchange forward positions and options, were utilized as part of the fund's currency management strategy. Overall, the use of currency instruments was additive for performance during the period.

Market outlook

With 2016 behind us, we look ahead to 2017 for potential areas of risk and return, where political uncertainty remains a dominant theme. President Trump's proposed policies, while still vague in detail, appear to be both pro-growth and inflationary. This, coupled with a Fed that appears to be growing more hawkish, may portend higher rates in the US in 2017. Meanwhile, a potential break-up of the European Union simply cannot escape the headlines following the surprise "Brexit" results in June 2016, the Italian "no" vote in December 2016, and Presidential elections in France and Germany in 2017. Given these concerns, as well as continued economic uncertainty in China and recent agreements by oil producers to curtail production in 2017, the fundamental backdrop for high-conviction investing in the new year and beyond appears opaque at best. Yet investors' insatiable demand for yield continues to support markets, putting downward pressure on yields and grinding spreads even tighter. Meanwhile, monetary policy for the time being remains quite accommodative. We continue to look for areas of opportunity and dislocation, searching for high conviction risk-adjusted returns globally. Within rates, we expect lower yields predominantly outside the US; within currencies, a stronger US dollar; and within credit, modest overweight allocations to various spread sectors (e.g., US high yield bonds, US securitized product), while remaining wary of potential spikes in volatility.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 12/31/16 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A2	N/A	N/A	N/A	(3.08)%
Class C3	N/A	N/A	N/A	(3.19)
Class P4	(1.55)%	2.68%	2.61%	5.50
After deducting maximum sales charge
Class A2	N/A	N/A	N/A	(6.69)%
Class C3	N/A	N/A	N/A	(3.91)
Bloomberg Barclays US Aggregate Index[5]	(2.53)%	2.65%	2.23%	(3.20)

The annualized gross and net expense ratios as in the October 28, 2016 prospectuses were as follows: Class A—1.21% and 0.75%; Class C—1.71% and 1.25%; Class P—1.21% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2017, do not exceed 0.75% for Class A shares, 1.25% for Class C shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A and C shares of UBS Total Return Bond Fund and the index is September 26, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Index is 4.34%.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

The Board of Trustees approved a temporary redemption fee of 2% following the reorganization of Fort Dearborn Income Securities Inc. with the class P shares of the Fund. The temporary redemption fee was in effect for 90 days following the date of the reorganization or until August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
FNMA, 3.500%, TBA	7.5%
GNMA, 3.500%, TBA	4.2
FHLMC, 3.000%, TBA	3.3
FHLMC, 4.000%, TBA	2.6
U.S. Treasury Notes, 1.250%, due 10/31/21	2.5
GNMA, 3.000%, TBA	2.2
Kingdom of Spain, 1.300%, due 10/31/26	2.1
FNMA, 4.500%, TBA	1.8
Capital Auto Receivables Asset Trust, Series 2016-1, Class D, 4.030%, due 08/21/23	1.8
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.380%, due 11/15/21	1.8
Total	29.8%

Top five issuer breakdown by country
or territory of origin1

Percentage of net assets
United States	82.9%
Spain	2.1
United Kingdom	1.7
Brazil	1.5
Netherlands	1.4
Total	89.6%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—December 31, 2016 (unaudited)1

Bonds Corporate bonds	Percentage of net assets
Automobiles	0.88%
Banks	5.95
Beverages	0.57
Biotechnology	0.77
Capital markets	1.55
Chemicals	1.58
Commercial services & supplies	0.41
Communications equipment	0.30
Consumer finance	1.34
Diversified financial services	0.97
Diversified telecommunication services	2.87
Electric utilities	1.96
Electrical equipment	0.34
Electronic equipment, instruments & components	0.29
Equity real estate investment trusts (REITs)	0.34
Food & staples retailing	0.34
Health care equipment & supplies	0.14
Health care providers & services	0.20
Household durables	0.65
Household products	0.17
Industrial conglomerates	0.65
Insurance	1.43
Internet & direct marketing retail	0.46
Life sciences tools & services	0.26
Machinery	0.14
Media	2.31
Metals & mining	0.18
Oil, gas & consumable fuels	3.87
Paper & forest products	0.17
Pharmaceuticals	1.17
Real estate management & development	0.28
Road & rail	0.54
Semiconductors & semiconductor equipment	0.38
Software	0.45
Specialty retail	0.17
Technology hardware, storage & peripherals	0.78
Thrifts & mortgage finance	0.45
Tobacco	0.41
Trading companies & distributors	1.20
Wireless telecommunication services	0.31
Total corporate bonds	37.23%
Bonds—(Continued)	Percentage of net assets
Asset-backed securities	8.69%
Collateralized mortgage obligations	2.40
Commercial mortgage-backed securities	6.04
Mortgage-backed securities	28.70
Municipal bonds	1.70
Non-U.S. government obligations	5.73
U.S. treasury obligations	7.46
Total bonds	97.95%
Preferred stock	0.18
Short-term investment	20.04
Total investments	118.17%
Liabilities, in excess of cash and other assets	(18.17)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Bonds: 97.95%
Corporate bonds: 37.23%
Brazil: 0.99%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$555,000	$548,063
Canada: 1.15%
Barrick Gold Corp., 4.100%, due 05/01/23	100,000	102,480
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	360,000	363,600
Rogers Communications, Inc., 5.000%, due 03/15/44	160,000	170,833
Total Canada corporate bonds		636,913
Cayman Islands: 0.65%
Seagate HDD Cayman, 5.750%, due 12/01/34	150,000	127,875
XLIT Ltd., 6.375%, due 11/15/24	200,000	233,171
Total Cayman Islands corporate bonds		361,046
Curacao: 0.10%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	57,000	57,499
Germany: 0.55%
Unitymedia GmbH, 6.125%, due 01/15/25[1]	300,000	308,250
Ireland: 0.34%
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	100,000	96,507
3.200%, due 09/23/26	100,000	93,318
Total Ireland corporate bonds		189,825
Luxembourg: 0.82%
Actavis Funding SCS, 3.800%, due 03/15/25	200,000	199,980
INEOS Group Holdings SA, 5.875%, due 02/15/19[1]	250,000	255,625
Total Luxembourg corporate bonds		455,605
Mexico: 0.58%
Petroleos Mexicanos, 3.500%, due 01/30/23	350,000	320,425
Netherlands: 1.41%
EDP Finance BV, 4.900%, due 10/01/19[1]	439,000	460,021
LYB International Finance BV, 4.875%, due 03/15/44	120,000	124,038
Teva Pharmaceutical Finance Netherlands III BV, 3.150%, due 10/01/26	220,000	202,070
Total Netherlands corporate bonds		786,129
	Face Amount	Value
Norway: 0.91%
Eksportfinans ASA, 5.500%, due 06/26/17	$500,000	$507,075
Singapore: 0.29%
Flex Ltd., 5.000%, due 02/15/23	150,000	159,641
United Kingdom: 1.67%
Aon plc, 3.875%, due 12/15/25	220,000	223,942
HSBC Holdings plc, 3.400%, due 03/08/21	260,000	264,170
Lloyds Banking Group plc, 4.582%, due 12/10/25	200,000	200,700
Royal Bank of Scotland Group plc, 3.875%, due 09/12/23	250,000	239,796
Total United Kingdom corporate bonds		928,608
United States: 27.77%
21st Century Fox America, Inc., 7.750%, due 12/01/45	50,000	69,218
Abbott Laboratories, 3.750%, due 11/30/26	80,000	79,404
AbbVie, Inc., 2.500%, due 05/14/20	200,000	199,938
ADT Corp. (The), 3.500%, due 07/15/22	240,000	228,600
AEP Texas Central Co., Series E, 6.650%, due 02/15/33	155,000	191,174
Alabama Power Co., 6.000%, due 03/01/39	100,000	123,912
Ally Financial, Inc., 6.250%, due 12/01/17	250,000	259,375
Anadarko Petroleum Corp., 5.550%, due 03/15/26	150,000	167,670
Anheuser-Busch InBev Finance, Inc., 4.900%, due 02/01/46	295,000	316,751
AT&T, Inc., 3.600%, due 02/17/23	700,000	705,242
4.350%, due 06/15/45	230,000	204,545
AXA Financial, Inc., 7.000%, due 04/01/28	65,000	77,585
Bank of America Corp., 4.200%, due 08/26/24	300,000	305,249
6.110%, due 01/29/37	125,000	146,315
Biogen, Inc., 4.050%, due 09/15/25	150,000	154,234
Boston Properties LP, 2.750%, due 10/01/26	210,000	191,715
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	200,000	229,258
Capital One Financial Corp., 4.200%, due 10/29/25	140,000	140,279
CF Industries, Inc., 3.450%, due 06/01/23	150,000	134,850

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Charter Communications Operating LLC, 3.579%, due 07/23/20	$150,000	$152,929
Cisco Systems, Inc., 5.900%, due 02/15/39	130,000	164,821
Citigroup, Inc., 5.500%, due 09/13/25	500,000	548,806
Comcast Corp., 6.950%, due 08/15/37	130,000	177,037
ConocoPhillips Co., 4.200%, due 03/15/21	130,000	137,977
Devon Energy Corp., 5.000%, due 06/15/45	110,000	107,856
Diamond 1 Finance Corp., 4.420%, due 06/15/21[1]	100,000	103,387
DISH DBS Corp., 7.875%, due 09/01/19	150,000	166,500
DR Horton, Inc., 4.000%, due 02/15/20	227,000	233,242
Eaton Corp., 2.750%, due 11/02/22	190,000	187,967
Enterprise Products Operating LLC, 2.850%, due 04/15/21	105,000	105,710
Exelon Corp., 3.400%, due 04/15/26	300,000	293,930
Ford Motor Co., 7.450%, due 07/16/31	225,000	281,896
Frontier Communications Corp., 8.500%, due 04/15/20	250,000	262,500
General Electric Co., Series D, 5.000%, due 01/21/21[2,3]	349,000	362,157
General Motors Co., 6.600%, due 04/01/36	180,000	205,455
General Motors Financial Co., Inc., 3.000%, due 09/25/17	250,000	252,339
Georgia-Pacific LLC, 8.000%, due 01/15/24	75,000	95,629
Gilead Sciences, Inc., 3.650%, due 03/01/26	75,000	75,940
Goldman Sachs Group, Inc. (The), 5.750%, due 01/24/22	305,000	342,561
Home Depot, Inc. (The), 2.125%, due 09/15/26	100,000	92,095
Illinois Tool Works, Inc., 2.650%, due 11/15/26	80,000	76,354
International Lease Finance Corp., 5.875%, due 08/15/22	220,000	238,700
7.125%, due 09/01/18[1]	400,000	431,000
JPMorgan Chase & Co., Series 1, 7.900%, due 04/30/18[2,3]	200,000	207,100
Kimberly-Clark Corp., 3.200%, due 07/30/46	110,000	95,435
	Face Amount	Value
Kinder Morgan, Inc., 5.550%, due 06/01/45	$40,000	$41,995
6.500%, due 09/15/20	100,000	112,032
7.250%, due 06/01/18	300,000	319,653
Kroger Co. (The), 6.900%, due 04/15/38	150,000	191,505
Lennar Corp., 4.750%, due 05/30/25	130,000	126,750
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]	200,000	209,180
Life Technologies Corp., 6.000%, due 03/01/20	135,000	146,976
MetLife, Inc., 6.400%, due 12/15/36	35,000	37,800
Microsoft Corp., 2.375%, due 02/12/22	250,000	248,750
Morgan Stanley, 4.350%, due 09/08/26	140,000	142,651
4.875%, due 11/01/22	350,000	374,701
NCR Corp., 5.000%, due 07/15/22	200,000	204,000
Netflix, Inc., 5.500%, due 02/15/22	240,000	258,600
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45[1]	100,000	95,673
Pacific Gas & Electric Co., 2.950%, due 03/01/26	200,000	195,658
PacifiCorp, 6.000%, due 01/15/39	150,000	190,545
Prudential Financial, Inc., 6.625%, due 06/21/40	70,000	88,771
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	260,000	252,850
Realogy Group LLC, 5.250%, due 12/01/21[1]	150,000	153,750
Regency Energy Partners LP, 5.500%, due 04/15/23	500,000	516,250
Reynolds American, Inc., 7.250%, due 06/15/37	175,000	228,951
Sprint Capital Corp., 6.875%, due 11/15/28	200,000	197,500
SunTrust Bank, 7.250%, due 03/15/18	220,000	233,337
SunTrust Banks, Inc., 2.700%, due 01/27/22	110,000	109,936
Synchrony Financial, 4.500%, due 07/23/25	90,000	92,329
Texas Instruments, Inc., 1.850%, due 05/15/22	220,000	211,343
Time Warner Cable, Inc., 8.750%, due 02/14/19	210,000	236,576
Time Warner, Inc., 2.950%, due 07/15/26	190,000	176,725
Union Pacific Corp., 4.050%, due 11/15/45	70,000	70,304

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
UnitedHealth Group, Inc., 4.625%, due 07/15/35	$100,000	$108,833
Valero Energy Corp., 7.500%, due 04/15/32	140,000	171,717
Williams Partners LP, 6.300%, due 04/15/40	145,000	154,532
Windstream Services LLC, 7.750%, due 10/15/20	220,000	226,160
Total United States corporate bonds		15,450,970
Total corporate bonds (cost $20,841,712)		20,710,049
Asset-backed securities: 8.69%
United States: 8.69%
Americredit Automobile Receivables Trust, Series 2016-4, Class D, 2.740%, due 12/08/22	525,000	515,537
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D, 2.710%, due 09/08/22	600,000	589,730
Capital Auto Receivables Asset Trust, Series 2016-2, Class D, 3.160%, due 11/20/23	475,000	474,264
Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	127,447
Series 2016-1, Class D, 4.030%, due 08/21/23	975,000	997,757
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.410%, due 01/15/19[1]	300,000	299,996
Series 2016-AA, Class B, 3.170%, due 05/15/20[1]	585,000	590,136
Series 2015-DA, Class C, 3.380%, due 11/15/21[1]	975,000	990,846
Series 2016-CA, Class D, 4.180%, due 03/15/24[1]	175,000	173,579
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.250%, due 06/17/19	74,756	75,001
Total asset-backed securities (cost $4,854,772)		4,834,293
Collateralized mortgage obligations: 2.40%
United States: 2.40%
FREMF Mortgage Trust, Series 2015-K48, Class B, 3.636%, due 08/25/48[1,2]	500,000	479,767
Series 2015-K50, Class B, 3.779%, due 10/25/48[1,2]	350,000	339,007
Series 2016-K55, Class B, 4.160%, due 04/25/49[1,2]	525,000	515,738
Total collateralized mortgage obligations (cost $1,334,234)		1,334,512
	Face Amount	Value
Commercial mortgage-backed securities: 6.04%
United States: 6.04%
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 4.392%, due 05/15/29[1,2]	$500,000	$493,953
COMM Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, due 02/10/48	300,000	302,005
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class C, 4.602%, due 02/10/47[2]	250,000	256,664
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.604%, due 07/15/31[1,2]	500,000	500,562
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[1]	400,000	394,858
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5, 3.822%, due 07/15/48	250,000	260,188
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B, 4.464%, due 08/15/47[2]	500,000	520,091
Starwood Retail Property Trust, Series 2014-STAR, Class C, 3.204%, due 11/15/27[1,2]	125,000	123,197
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.947%, due 12/13/29[1,2]	500,000	510,190
Total commercial mortgage-backed securities (cost $3,394,453)		3,361,708
Mortgage-backed securities: 28.70%
United States: 28.70%
FHLMC, 3.000%, TBA	1,825,000	1,810,947
3.500%, TBA	625,000	639,563
4.000%, TBA	1,375,000	1,443,475
#E01127 6.500%, due 02/01/17	273	274
FNMA, 3.000%, TBA	75,000	74,452
3.000%, TBA	525,000	520,368
3.500%, TBA	4,100,000	4,199,630
#MA2864 3.500%, due 01/01/47	425,000	436,204
4.000%, TBA	850,000	891,985
#AE1568 4.000%, due 09/01/40	216,543	227,516
4.500%, TBA	950,000	1,021,440
#688066 5.500%, due 03/01/33	47,917	54,311
#793666 5.500%, due 09/01/34	205,360	230,473
#802481 5.500%, due 11/01/34	38,756	43,511

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

		Face Amount		Value
Bonds—(Continued)
Mortgage-backed securities—(Concluded)
United States—(Concluded)
#596124 6.000%, due 11/01/28			$51,393	$58,924
GNMA, 3.000%, TBA			1,200,000	1,214,160
3.500	%, TBA		2,225,000	2,311,330
4.000	%, TBA		725,000	769,515
#781029 6.500%, due 05/15/29			14,630	16,936
Total mortgage-backed securities (cost $15,871,523)				15,965,014
Municipal bonds: 1.70%
State of California, GO Bonds, 7.300%, due 10/01/39			250,000	353,097
State of Illinois, GO Bonds, 5.877%, due 03/01/19			560,000	593,449
Total municipal bonds (cost $950,715)				946,546
Non-U.S. government obligations: 5.73%
Brazil: 0.51%
Federative Republic of Brazil, 6.000%, due 04/07/26			275,000	284,969
Chile: 0.37%
Republic of Chile, 3.250%, due 09/14/21			200,000	207,000
Colombia: 0.52%
Republic of Colombia, 8.125%, due 05/21/24			230,000	287,500
Indonesia: 0.69%
Republic of Indonesia, 5.875%, due 03/13/20[1]			140,000	152,775
6.625%, due 02/17/37[1]			200,000	231,500
				384,275
Mexico: 0.29%
United Mexican States, 4.000%, due 10/02/23			100,000	100,250
6.750%, due 09/27/34			50,000	59,375
				159,625
Peru: 0.75%
Republic of Peru, 7.350%, due 07/21/25			325,000	418,031
Spain: 2.12%
Kingdom of Spain, 1.300%, due 10/31/26[1,4]		EUR	1,130,000	1,181,130
	Face Amount	Value
Turkey: 0.48%
Republic of Turkey, 4.875%, due 10/09/26	$290,000	$267,887
Total Non-U.S. government obligations (cost $3,302,882)		3,190,417
U.S. treasury obligations: 7.46%
U.S. Treasury Bonds, 2.250%, due 08/15/46	685,000	574,490
2.875%, due 08/15/45	410,000	393,622
2.875%, due 11/15/46	200,000	192,619
U.S. Treasury Inflation Indexed Bond (TIPS), 1.000%, due 02/15/46	100,000	102,412
U.S. Treasury Inflation Indexed Note (TIPS), 0.125%, due 04/15/21	635,000	651,307
0.125%, due 07/15/26	300,000	292,508
U.S. Treasury Notes, 0.750%, due 10/31/18	395,000	392,087
1.250%, due 10/31/21	1,435,000	1,390,117
1.500%, due 08/15/26	150,000	137,736
1.750%, due 11/30/21	25,000	24,789
Total U.S. treasury obligations (cost $4,157,507)		4,151,687
Total bonds (cost $54,707,798)		54,494,226
	Shares
Preferred stock: 0.18%
United States: 0.18%
JPMorgan Chase & Co., 5.450%, due 03/01/18[3] (cost $102,000)	4,000	98,600
Short-term investment: 20.04%
Investment company: 20.04%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $11,149,093)	11,149,093	11,149,093
Total investments: 118.17% (cost $65,958,891)		65,741,919
Liabilities, in excess of cash and other assets: (18.17%)		(10,106,535)
Net assets: 100.00%		$55,635,384

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$549,368
Gross unrealized depreciation	(766,340)
Net unrealized depreciation of investments	$(216,972)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 69.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	CAD	1,540,000	USD	1,152,703	01/30/17	$5,336
JPMCB	EUR	1,325,000	USD	1,386,675	01/30/17	(10,118)
Net unrealized depreciation on forward foreign currency contracts						$(4,782)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 16 contracts (USD)	March 2017	$2,593,257	$2,564,000	$(29,257)
US Treasury futures sell contracts:
Ultra 10 Year US Treasury Bond, 5 contracts (USD)	March 2017	(672,493)	(670,313)	2,180
2 Year US Treasury Notes, 13 contracts (USD)	March 2017	(2,812,248)	(2,816,938)	(4,690)
10 Year US Treasury Notes, 17 contracts (USD)	March 2017	(2,123,151)	(2,112,781)	10,370
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 50 contracts (AUD)	March 2017	4,014,290	4,022,014	7,724
Interest rate futures sell contracts:
Euro-Bund, 11 contracts (EUR)	March 2017	(1,868,399)	(1,900,717)	(32,318)
Net unrealized depreciation on futures contracts				$(45,991)

Total return swap agreements5

Counterparty	Notional amount		Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Upfront payments	Value	Unrealized appreciation
CITI	USD	2,000,000	03/20/17	3 month LIBOR	—[7]	$809	$8,292	$9,101

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

Options written

	Expiration date	Premiums received	Value
Foreign exchange put options
Foreign Exchange Option, Sell USD/CAD, Notional Amount USD 1,800,000, strike @ CAD 1.34, counterparty: CITI	January 2017	$23,143	$(9,231)
Foreign Exchange Option, Sell USD/GBP, Notional Amount USD 2,200,000, strike @ GBP 0.81, counterparty: CITI	March 2017	27,952	(40,331)
Foreign Exchange Option, Sell USD/JPY, Notional Amount USD 1,400,000, strike @ JPY 115.00, counterparty: CITI	February 2017	19,453	(18,494)
Total options written		$70,548	$(68,056)

Options written activity for the period ended December 31, 2016 was as follows:

	Number of contracts	Premiums received
Call options outstanding at June 30, 2016	130	$38,545
Call options written	—	—
Call options terminated in closing purchase transactions	(130)	(38,545)
Call options expired prior to exercise	—	—
Call options outstanding at December 31, 2016	—	$—

Premiums received
Swaptions & foreign exchange options outstanding at June 30, 2016	$105,847
Swaptions & foreign exchange options written	467,392
Swaptions & foreign exchange options terminated in closing purchase transactions	(502,691)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at December 31, 2016	$70,548

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$20,710,049	$—	$20,710,049
Asset-backed securities	—	4,834,293	—	4,834,293
Collateralized mortgage obligations	—	1,334,512	—	1,334,512
Commercial mortgage-backed securities	—	3,361,708	—	3,361,708
Mortgage-backed securities	—	15,965,014	—	15,965,014
Municipal bonds	—	946,546	—	946,546
Non-U.S. government obligations	—	3,190,417	—	3,190,417
U.S. treasury obligations	—	4,151,687	—	4,151,687
Preferred stock	98,600	—	—	98,600
Short-term investment	11,149,093	—	—	11,149,093
Forward foreign currency contracts	—	5,336	—	5,336
Futures contracts	20,274	—	—	20,274
Swap agreements, at value	—	8,292	—	8,292
Total	$11,267,967	$54,507,854	$—	$65,775,821
Liabilities
Forward foreign currency contracts	$—	$(10,118)	$—	$(10,118)
Futures contracts	(66,265)	—	—	(66,265)
Options written	—	(68,056)	—	(68,056)
Total	$(66,265)	$(78,174)	$—	$(144,439)

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Illiquid investment at the period end.

6  Payments made or received are based on the notional amount.

7  Payment is based on the performance of the underlying Markit iBoxx USD Liquid Leveraged Loan Index.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the six months ended December 31, 2016, Class A shares of UBS Municipal Bond Fund (the "Fund") declined 4.00% (Class A shares returned -6.14% after the deduction of the maximum sales charge), while Class P shares fell 3.88%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned -3.91%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index declined 4.16% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 71; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a negative return during the reporting period and modestly underperformed its benchmark. This was primarily due to an overall underweight to the 5 to 20-year portion of the municipal yield curve and a slight overweight to AAA-rated municipal securities.

Portfolio performance summary1

What worked:

•  Positioning in several parts of the municipal yield curve was additive for performance. In particular, an overweight to the one-year portion of the curve was beneficial, as was an underweight to the three-year portion of the curve. The Fund's strategic cash position was also rewarded. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)

•  An overweight to A-rated municipal bonds was beneficial, as were slight underweights to AA-rated and BBB-rated municipal bonds.

•  An underweight to pre-refunded bonds was additive for results. The Fund's strategic overweight cash position was also rewarded.

What didn't work:

•  An overall underweight to the 5 to 20-year portion of the municipal yield curve was detrimental to results.

•  A slight overweight to AAA-rated municipal securities was not rewarded as they underperformed the Index.

•  Underweights to the hospital and transportation sectors detracted from results as they outperformed the Index. Positioning in the local general obligation ("GO") bond sector was also a headwind for returns.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Municipal Bond Fund

Average annual total returns for periods ended 12/31/16 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(4.00)%	(0.10)%	1.73%
Class C3	(4.24)	(0.49)	1.25
Class P4	(3.88)	0.25	1.98
After deducting maximum sales charge
Class A2	(6.14)%	(2.30)%	0.65%
Class C3	(4.96)	(1.23)	1.25
Bloomberg Barclays Municipal Bond Index[5]	(3.91)	0.25	2.09
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[6]	(4.16)	(0.27)	1.82

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2016 prospectuses were as follows: Class A—1.15% and 0.65%; Class C—1.65% and 1.15%; Class P—0.89% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2017, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—December 31, 2016 (unaudited)

Summary of municipal securities by state1

Percentage of net assets
Long-term municipal bonds
Arizona	1.29%
California	5.95
Colorado	1.50
Connecticut	0.97
District of Columbia	1.01
Florida	11.43
Hawaii	4.10
Illinois	14.91
Kentucky	2.38
Louisiana	1.09
Maryland	3.03
Massachusetts	5.02
Michigan	2.97
Minnesota	0.85
Mississippi	0.25
Nebraska	3.14
Nevada	1.79
New Jersey	7.13
New York	6.97
Pennsylvania	7.22
Rhode Island	1.63
Tennessee	0.99
Texas	10.56
Washington	3.26
Wisconsin	0.43
Total long-term municipal bonds	99.87%
Short-term investment	0.04
Total investments	99.91%
Cash and other assets, less liabilities	0.09
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Long-term municipal bonds: 99.87%
Arizona: 1.29%
Salt River Project Agricultural Improvement and Power District, Electric System Revenue Bonds, Series A, 5.000%, due 01/01/23	$1,325,000	$1,541,465
California: 5.95%
Antelope Valley-East Kern Water Agency, COP, Series A-2, 0.660%, due 06/01/37[1]	200,000	200,000
California Health Facilities Financing Authority Revenue Bonds, Series C, 0.700%, due 10/01/42[1]	2,700,000	2,700,000
California State Public Works Board Revenue Bonds, Series F, 5.000%, due 05/01/26	1,500,000	1,766,175
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	1,000,000	1,124,840
5.000%, due 06/01/33	650,000	728,097
Irvine Unified School District, Community Facilities District No. 09-1 Revenue Bonds, Series B, 0.740%, due 09/01/51[1]	400,000	400,000
West Covina Public Financing Authority, Lease Revenue Bonds, Series B, 0.700%, due 05/01/34[1]	200,000	200,000
		7,119,112
Colorado: 1.50%
City and County of Denver, Department of Aviation, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,545,000	1,791,273
Connecticut: 0.97%
Connecticut Health & Educational Facilities Authority, Fairfield University Revenue Bonds, Series M, 5.000%, due 07/01/18[2]	1,100,000	1,162,403
District of Columbia: 1.01%
District of Columbia, GO Bonds, Series E, 5.000%, due 06/01/25	1,000,000	1,202,770
Florida: 11.43%
Central Florida Expressway Authority Revenue Bonds, Series B, 5.000%, due 07/01/34	1,000,000	1,133,340
	Face Amount	Value
Jea Water & Sewer System Revenue Bonds, Series A-1, 0.710%, due 10/01/38[1]	$100,000	$100,000
Miami-Dade County Revenue Bonds, 5.000%, due 10/01/26	1,000,000	1,178,400
Pinellas County Health Facilities Authority, Baycare Health Revenue Bonds, Series A-1, 0.770%, due 11/01/38[1]	1,000,000	1,000,000
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,132,600
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	1,020,000	1,183,639
South Florida Water Management District, COP, Series 2015, 5.000%, due 10/01/34	1,000,000	1,126,900
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,274,920
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,126,070
Series D, 5.000%, due 02/01/23	1,000,000	1,137,930
5.000%, due 11/01/31	1,000,000	1,127,540
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,138,200
		13,659,539
Hawaii: 4.10%
City & County of Honolulu, Wastewater System Revenue Bonds, Series B, 5.000%, due 07/01/35	1,500,000	1,731,690
State of Hawaii, GO Bonds, Series A, 5.000%, due 09/01/27	1,025,000	1,226,976
Series FG, 5.000%, due 10/01/28	1,615,000	1,941,925
		4,900,591
Illinois:14.91%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/30	1,000,000	1,116,480
5.000%, due 01/01/31	1,050,000	1,169,175
5.250%, due 01/01/29	500,000	567,845
Series C, 5.000%, due 01/01/23	2,900,000	3,282,800

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Long-term municipal bonds—(Continued)
Illinois—(Concluded)
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	$1,830,000	$1,996,164
Illinois Finance Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[2]	1,000,000	1,026,190
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,164,300
5.000%, due 01/01/40	1,000,000	1,096,360
State of Illinois, GO Bonds, 5.000%, due 08/01/18	3,450,000	3,567,196
Series B, 5.250%, due 01/01/18	1,000,000	1,027,270
State of Illinois, Sales Tax Revenue Bonds, 5.000%, due 06/15/22	1,105,000	1,243,059
NATL-RE, 5.750%, due 06/15/20	510,000	572,235
		17,829,074
Kentucky: 2.38%
Kentucky Property & Buildings Community Project No. 87 Revenue Bonds, AGC, 5.250%, due 02/01/19[2]	2,635,000	2,844,193
Louisiana: 1.09%
Consolidated Government of the City of Baton Rouge and Parish of East Baton Rouge, Pollution Control, Exxon Project Revenue Bonds, 0.670%, due 03/01/22[1]	1,300,000	1,300,000
Maryland: 3.03%
State of Maryland, GO Bonds, 5.000%, due 06/01/26	2,180,000	2,599,170
Series B, 4.500%, due 08/01/17	1,000,000	1,021,000
		3,620,170
Massachusetts: 5.02%
Massachusetts Water Resources Authority Revenue Bonds, Series C, 5.000%, due 08/01/35	1,000,000	1,160,100
The Commonwealth of Massachusetts, Consolidated Loan of 2002, GO Bonds, Series C, NATL-RE, 5.500%, due 11/01/17	1,000,000	1,037,950
The Commonwealth of Massachusetts, Consolidated Loan of 2016, GO Bonds, Series A, 5.000%, due 03/01/34	1,125,000	1,279,238
	Face Amount	Value
The Commonwealth of Massachusetts, GO Bonds, Series B, 5.000%, due 07/01/22	$780,000	$900,931
5.000%, due 07/01/27	1,325,000	1,628,650
		6,006,869
Michigan: 2.97%
Michigan Finance Authority Revenue Bonds, 5.000%, due 06/01/17[2]	1,150,000	1,169,665
Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, 5.000%, due 10/01/17	1,160,000	1,195,357
State Building Authority of Michigan, Facilities Program Revenue Bonds, Series I, 5.000%, due 04/15/21	1,060,000	1,190,783
		3,555,805
Minnesota: 0.85%
State of Minnesota, Trunk Highway, GO Bonds, Series B, 4.000%, due 08/01/17	1,000,000	1,018,080
Mississippi: 0.25%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development, Chevron USA, Inc., Project Revenue Bonds, Series E, 0.740%, due 12/01/30[1]	300,000	300,000
Nebraska: 3.14%
Douglas County Hospital Authority No. 2 Revenue Bonds, 5.000%, due 05/15/25	1,250,000	1,463,475
Public Power Generation Agency, Whelan Energy Center Unit-2 Revenue Bonds, Series A, 5.000%, due 01/01/24	2,000,000	2,287,600
		3,751,075
Nevada:1.79%
Clark County, Las Vegas-Mccarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,139,976
New Jersey: 7.13%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Series GG, 5.000%, due 09/01/22	500,000	520,555
Series II, 5.000%, due 03/01/22	750,000	789,705
Series XX, 5.000%, due 06/15/22	1,000,000	1,053,880

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Long-term municipal bonds—(Continued)
New Jersey—(Concluded)
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	$1,000,000	$1,145,760
Series E, 5.000%, due 01/01/34	860,000	959,528
State of New Jersey, GO Bonds, 5.000%, due 06/01/18	500,000	524,095
Series Q, 5.000%, due 08/15/19	1,500,000	1,618,110
Series T, 5.000%, due 06/01/20	750,000	820,612
State of New Jersey, Various Purpose, GO Bonds, 5.000%, due 06/01/20	1,000,000	1,094,150
		8,526,395
New York: 6.97%
City of New York, GO Bonds, Series E, 5.000%, due 08/01/26	1,000,000	1,204,660
City of New York, Tax Exempt, GO Bonds, Series I, 5.000%, due 08/01/17	1,040,000	1,064,502
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, 0.670%, due 06/15/36[1]	500,000	500,000
New York City Transitional Finance Authority Revenue Bonds, Subseries B-1, 5.000%, due 08/01/33	1,000,000	1,149,400
Subseries E-1, 5.000%, due 02/01/32	1,000,000	1,162,320
New York State Dormitory Authority, Northern Westchester Hospital Association Revenue Bonds, 0.700%, due 11/01/34[1]	835,000	835,000
New York State Dormitory Authority, Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/25	2,000,000	2,411,720
		8,327,602
Pennsylvania: 7.22%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/22	1,000,000	1,127,210
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 08/15/21	1,700,000	1,912,024
5.000%, due 09/15/25	1,500,000	1,750,050
Pennsylvania Turnpike Commission Revenue Bonds, Series A-1, 5.000%, due 12/01/24	1,500,000	1,754,850
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,000,000	1,153,940
	Face Amount	Value
Philadelphia Municipal Authority, City Agreement Revenue Bonds, Series A, 5.000%, due 11/15/17	$910,000	$938,902
		8,636,976
Rhode Island: 1.63%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/17	850,000	860,056
5.000%, due 06/01/21	1,000,000	1,088,800
		1,948,856
Tennessee: 0.99%
State of Tennessee, GO Bonds, Series B, 5.000%, due 08/01/23	1,000,000	1,185,890
Texas: 10.56%
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds, 5.000%, due 08/01/24	1,000,000	1,159,150
Dallas Area Rapid Transit, Sales Tax Revenue Bonds, Series B, 5.000%, due 12/01/22	1,600,000	1,863,520
Denton Independent School District, GO Bonds, PSF-GTD, 5.000%, due 08/15/27	1,185,000	1,422,829
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	1,200,000	1,438,356
Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project Revenue Bonds, 0.650%, due 05/01/46[1]	300,000	300,000
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,465,714
Texas Transportation Commission Revenue Bonds, Series A, 5.000%, due 10/01/25	1,000,000	1,207,630
Texas Transportation Commission, GO Bonds, Series A, 5.000%, due 10/01/29	1,500,000	1,772,730
		12,629,929
Washington: 3.26%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue Bonds, Series S-1, 5.000%, due 11/01/24	1,000,000	1,197,430
State of Washington, GO Bonds, Series 7A, 5.000%, due 08/01/27	1,400,000	1,683,556

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2016 (unaudited)

	Face Amount	Value
Long-term municipal bonds—(Concluded)
Washington—(Concluded)
State of Washington, Motor Vehicle Fuel Tax, GO Bonds, Series 5D, 4.000%, due 07/01/17	$1,000,000	$1,015,520
		3,896,506
Wisconsin: 0.43%
Shawano School District, GO Bonds, AGC, 4.250%, due 03/01/18[2]	500,000	518,230
Total long-term municipal bonds (cost $121,847,511)		119,412,779
	Shares	Value
Short-term investment: 0.04%
Investment company: 0.04%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $46,177)	46,177	$46,177
Total investments: 99.91% (cost $121,893,688)		119,458,956
Cash and other assets, less liabilities: 0.09%		106,312
Net assets: 100.00%		$119,565,268

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$178,124
Gross unrealized depreciation	(2,612,856)
Net unrealized depreciation of investments	$(2,434,732)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$119,412,779	$—	$119,412,779
Short-term investment	46,177	—	—	46,177
Total	$46,177	$119,412,779	$—	$119,458,956

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

The UBS Funds

December 31, 2016 (unaudited)

Portfolio acronyms

ADR  American Depositary Receipt

AGC  Assured Guaranty Corporation

AGM  Assured Guaranty Municipal

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

FHLMC  Federal Home Loan Mortgage Association

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

NATL-RE  Reinsured by National Public Finance Guarantee Corporation

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

TBA  To Be Announced. TBA security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury Inflation Protected Securities. TIPS are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed,while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank plc

CITI  Citibank NA

GSI  Goldman Sachs International

HSBC  HSBC Bank plc

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co.

SSB  State Street Bank

WBC  Westpac Banking Corp.

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

RUB  Russian Ruble

SGD  Singapore Dollar

THB  Thai Baht

TWD  New Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

December 31, 2016 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2016 to December 31, 2016.

The UBS Funds

December 31, 2016 (unaudited)

		Beginning account value July 1, 2016	Ending account value December 31, 2016	Expenses paid during period* 07/01/16 – 12/31/16	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,019.50	$6.87	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,015.60	10.67	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class P	Actual	1,000.00	1,020.70	5.60	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,033.30	6.66	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.61	1.30
Class C	Actual	1,000.00	1,028.90	10.48	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class P	Actual	1,000.00	1,033.70	5.38	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35	1.05
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,049.50	6.46	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	1,045.70	10.31	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class P	Actual	1,000.00	1,050.90	5.17	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,104.60	5.04	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,100.20	9.00	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class P	Actual	1,000.00	1,105.50	3.71	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2016 (unaudited)

		Beginning account value July 1, 2016	Ending account value December 31, 2016	Expenses paid during period* 07/01/16 – 12/31/16	Expense ratio during period
UBS U.S. Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,136.80	$6.68	1.24%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class C	Actual	1,000.00	1,132.50	10.70	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	10.11	1.99
Class P	Actual	1,000.00	1,138.50	5.34	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
UBS Total Return Bond Fund
Class A1	Actual	1,000.00	969.20	1.86	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
Class C1	Actual	1,000.00	968.10	3.10	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class P	Actual	1,000.00	984.50	2.50	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50
UBS Municipal Bond Fund
Class A	Actual	1,000.00	960.00	3.21	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class C	Actual	1,000.00	957.60	5.67	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15
Class P	Actual	1,000.00	961.20	1.98	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.19	2.04	0.40

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

1  UBS Total Return Bond Fund Class A and Class C commenced operations on September 30, 2016. Actual expense is equal to the Fund's annualized net expense ratios from the commencement of investment operations date, multiplied by the average account value over the period, multiplied by 92 divided by 365 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the Fund was in operation for the entire six-month period ended December 31, 2016. Thus, the hypothetical expense is equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2016 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$186,950,206	$270,421,445	$24,664,512
Affiliated issuers	—	60,728,387	—
Investment of cash collateral received from securities loaned[1]	587,063	15,810,979	—
Foreign currency	3,869,575	6,053,959	134,268
	$191,406,844	$353,014,770	$24,798,780
Investments, at value:
Unaffiliated issuers	$174,224,585	$277,448,989	$24,078,318
Affiliated issuers	—	63,019,367	—
Investment of cash collateral received from securities loaned[1]	587,063	15,810,979	—
Foreign currency	3,856,591	6,042,097	131,980
Cash	—	15,144	—
Receivables:
Investment securities sold	—	140,209	—
Interest	1,012,762	227,122	9
Fund shares sold	51,689	18,195	4,850
Foreign tax reclaims	127	130,930	14,620
Due from Advisor	—	—	16,082
Dividends	3,974	89,176	25,141
Variation margin on centrally cleared swap agreements	492,381	1,032,770	—
Due from broker	4,632,874	366,713	—
Cash collateral for securities lending	—	1,138,775	—
Cash collateral for futures contracts	4,212,649	3,781,084	—
Cash collateral for swap agreements	1,118,821	1,354,178	—
Outstanding swap agreements, at value[2]	13,532	—	—
Unrealized appreciation on forward foreign currency contracts	1,750,405	1,465,685	—
Other assets	49,484	49,357	25,420
Total assets	192,006,937	372,130,770	24,296,420
Liabilities:
Payables:
Cash collateral from securities loaned	587,063	16,949,754	—
Investment securities purchased	—	184,856	—
Investment advisory and administration fee	122,470	162,155	—
Custody and fund accounting fees	30,054	40,317	12,981
Fund shares redeemed	1,185,394	1,034,182	55,185
Distribution and service fees	28,804	119,182	2,987
Trustees' fees	16,770	24,729	6,717
Due to custodian	997	—	—
Variation margin on futures contracts	281,558	143,271	—
Accrued expenses	160,828	294,545	58,256
Options written, at value[3]	—	169,850	—
Outstanding swap agreements, at value[2]	61,835	—	—
Unrealized depreciation on forward foreign currency contracts	573,395	362,119	—
Total liabilities	3,049,168	19,484,960	136,126
Net assets	$188,957,769	$352,645,810	$24,160,294

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund as of December 31, 2016 was $574,801, $16,590,730, $223,413 and $8,744,537, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $104,101.

3  Premiums received by UBS Global Allocation Fund were $126,005.

The UBS Funds

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$25,047,532	$146,789,872
Affiliated issuers	—	—
Investment of cash collateral received from securities loaned[1]	230,632	8,969,598
Foreign currency	—	—
	$25,278,164	$155,759,470
Investments, at value:
Unaffiliated issuers	$27,359,212	$172,210,707
Affiliated issuers	—	—
Investment of cash collateral received from securities loaned[1]	230,632	8,969,598
Foreign currency	—	—
Cash	295	—
Receivables:
Investment securities sold	421,210	—
Interest	74	2,847
Fund shares sold	—	199,464
Foreign tax reclaims	—	—
Due from Advisor	30,331	—
Dividends	38,766	33,849
Variation margin on centrally cleared swap agreements	—	—
Due from broker	—	—
Cash collateral for securities lending	—	—
Cash collateral for futures contracts	—	—
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Other assets	28,324	43,910
Total assets	28,108,844	181,460,375
Liabilities:
Payables:
Cash collateral from securities loaned	230,632	8,969,598
Investment securities purchased	217,419	—
Investment advisory and administration fee	—	92,938
Custody and fund accounting fees	10,440	16,101
Fund shares redeemed	20,989	1,770,193
Distribution and service fees	3,818	9,941
Trustees' fees	6,944	13,220
Due to custodian	—	8,416
Variation margin on futures contracts	—	—
Accrued expenses	44,476	71,490
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Total liabilities	534,718	10,951,897
Net assets	$27,574,126	$170,508,478
See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2016 (unaudited) (continued)

UBS Total Return Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$65,958,891
Foreign currency	150,946
$66,109,837
Investments, at value:
Unaffiliated issuers	$65,741,919
Foreign currency	152,650
Receivables:
Investment securities sold	18,244,071
Interest	327,797
Fund shares sold	—
Due from Advisor	29,716
Dividends	3,846
Due from broker	75,573
Deferred offering cost	52,117
Cash collateral for futures contracts	92,676
Outstanding swap agreements, at value[1]	8,292
Unrealized appreciation on forward foreign currency contracts	5,336
Other assets	—
Total assets	84,733,993
Liabilities:
Payables:
Investment securities purchased	28,770,803
Custody and fund accounting fees	17,162
Fund shares redeemed	63,246
Distribution and service fees	58
Trustees' fees	11,428
Due to custodian	5,476
Variation margin on futures contracts	46,144
Accrued expenses	106,118
Options written, at value[2]	68,056
Unrealized depreciation on forward foreign currency contracts	10,118
Total liabilities	29,098,609
Net assets	$55,635,384

1  Net upfront payments received by UBS Total Return Bond Fund were $809.

2  Premiums received by UBS Total Return Bond Fund were $70,548.

The UBS Funds

UBS Municipal Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$121,893,688
Foreign currency	—
$121,893,688
Investments, at value:
Unaffiliated issuers	$119,458,956
Foreign currency	—
Receivables:
Investment securities sold	—
Interest	1,440,432
Fund shares sold	1,664,518
Due from Advisor	311
Dividends	29
Due from broker	—
Deferred offering cost	—
Cash collateral for futures contracts	—
Outstanding swap agreements, at value[1]	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	43,829
Total assets	122,608,075
Liabilities:
Payables:
Investment securities purchased	2,409,420
Custody and fund accounting fees	13,330
Fund shares redeemed	561,173
Distribution and service fees	8,585
Trustees' fees	10,093
Due to custodian	—
Variation margin on futures contracts	—
Accrued expenses	40,206
Options written, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	3,042,807
Net assets	$119,565,268

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2016 (unaudited) (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$600,071,483	$1,309,927,292	$33,791,246
Accumulated undistributed (distributions in excess of) net investment income (loss)	(8,011,576)	(2,545,058)	(28,752)
Accumulated net realized loss	(391,604,660)	(965,937,437)	(9,012,935)
Net unrealized appreciation (depreciation)	(11,497,478)	11,201,013	(589,265)
Net assets	$188,957,769	$352,645,810	$24,160,294
Class A:
Net assets	$51,209,738	$173,765,735	$5,398,718
Shares outstanding	8,149,439	16,430,503	652,036
Net asset value and redemption proceeds per share	$6.28	$10.58	$8.28
Offering price per share (NAV per share plus maximum sales charge)	$6.65	$11.20	$8.76
Class C:
Net assets	$20,146,652	$97,536,725	$2,235,248
Shares outstanding	3,433,713	9,449,287	275,622
Net asset value and offering price per share	$5.87	$10.32	$8.11
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$5.81	$10.22	$8.03
Class P:
Net assets	$117,601,379	$81,343,350	$16,526,328
Shares outstanding	18,344,409	7,536,795	1,991,690
Net asset value per share, offering price per share, and redemption proceeds per share	$6.41	$10.79	$8.30

The UBS Funds

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$106,487,121	$146,986,357
Accumulated undistributed (distributions in excess of) net investment income (loss)	94,618	(493,772)
Accumulated net realized loss	(81,319,293)	(1,404,942)
Net unrealized appreciation (depreciation)	2,311,680	25,420,835
Net assets	$27,574,126	$170,508,478
Class A:
Net assets	$9,696,204	$28,934,826
Shares outstanding	347,655	1,481,355
Net asset value and redemption proceeds per share	$27.89	$19.53
Offering price per share (NAV per share plus maximum sales charge)	$29.51	$20.67
Class C:
Net assets	$2,125,104	$4,101,463
Shares outstanding	79,334	248,230
Net asset value and offering price per share	$26.79	$16.52
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$26.52	$16.35
Class P:
Net assets	$15,752,818	$137,472,189
Shares outstanding	563,150	6,535,676
Net asset value per share, offering price per share, and redemption proceeds per share	$27.97	$21.03

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2016 (unaudited) (continued)

UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$59,416,173
Distributions in excess of net investment income	(19,625)
Accumulated net realized loss	(3,506,384)
Net unrealized depreciation	(254,780)
Net assets	$55,635,384
Class A:
Net assets	$5,328
Shares outstanding	363
Net asset value and redemption proceeds per share	$14.69
Offering price per share (NAV per share plus maximum sales charge)	$15.26
Class C:
Net assets	$87,611
Shares outstanding	5,964
Net asset value and offering price per share	$14.69
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$14.58
Class P:
Net assets	$55,542,445
Shares outstanding	3,778,833
Net asset value per share, offering price per share, and redemption proceeds per share	$14.70

The UBS Funds

UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$122,404,174
Distributions in excess of net investment income	(42,618)
Accumulated net realized loss	(361,556)
Net unrealized depreciation	(2,434,732)
Net assets	$119,565,268
Class A:
Net assets	$21,740,870
Shares outstanding	2,171,111
Net asset value and redemption proceeds per share	$10.01
Offering price per share (NAV per share plus maximum sales charge)	$10.24
Class C:
Net assets	$6,447,060
Shares outstanding	644,160
Net asset value and offering price per share	$10.01
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$9.93
Class P:
Net assets	$91,377,338
Shares outstanding	9,129,164
Net asset value per share, offering price per share, and redemption proceeds per share	$10.01

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2016 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Investment income:
Dividends	$181,426	$2,248,229	$206,225
Interest	1,731,098	234,896	—
Securities lending	11,499	30,996	1,536
Foreign tax withheld	—	(72,911)	(18,290)
Total income	1,924,023	2,441,210	189,471
Expenses:
Advisory and administration	989,733	1,680,000	107,077
Distribution and service:
Class A	77,488	232,851	6,756
Class C	121,291	551,297	11,979
Transfer agency and related service fees:
Class A	16,981	62,965	1,943
Class C	12,662	56,770	1,201
Class P	53,601	21,591	5,145
Custodian and fund accounting	62,057	82,320	27,404
Federal and state registration	22,712	21,957	21,720
Professional services	66,329	80,178	59,295
Shareholder reports	30,911	62,630	4,094
Trustees	32,884	49,513	14,446
Other	33,458	41,234	16,871
Total expenses	1,520,107	2,943,306	277,931
Fee waivers and/or expense reimbursements by Advisor	(140,224)	(137,136)	(136,415)
Net expenses	1,379,883	2,806,170	141,516
Net investment income (loss)	544,140	(364,960)	47,955
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,453,256)	1,982,009	132,729
Investments in affiliated issuers	—	325,040	—
Futures contracts	3,589,755	(3,208,151)	—
Options written	50,250	171,748	—
Swap agreements	703,567	1,773,802	—
Forward foreign currency contracts	4,188,926	806,547	—
Foreign currency transactions	(896,826)	277,212	(8,794)
Net realized gain	6,182,416	2,128,207	123,935
Change in net unrealized appreciation (depreciation) on:
Investments	(2,883,319)	9,880,932	993,696
Futures contracts	752,773	194,659	—
Options written	—	(190,873)	—
Swap agreements	282,006	(387,252)	—
Forward foreign currency contracts	(754,665)	1,105,273	—
Translation of other assets and liabilities denominated in foreign currency	28,003	306,593	(2,316)
Change in net unrealized appreciation (depreciation)	(2,575,202)	10,909,332	991,380
Net realized and unrealized gain	3,607,214	13,037,539	1,115,315
Net increase in net assets resulting from operations	$4,151,354	$12,672,579	$1,163,270

The UBS Funds

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$209,100	$752,792
Interest	—	—
Securities lending	1,970	50,048
Foreign tax withheld	—	—
Total income	211,070	802,840
Expenses:
Advisory and administration	106,273	791,078
Distribution and service:
Class A	11,788	36,616
Class C	10,886	22,105
Transfer agency and related service fees:
Class A	3,176	27,943
Class C	988	3,422
Class P	4,753	45,525
Custodian and fund accounting	21,173	34,050
Federal and state registration	20,432	22,750
Professional services	50,434	47,975
Shareholder reports	4,648	9,971
Trustees	14,734	28,154
Other	15,482	17,766
Total expenses	264,767	1,087,355
Fee waivers and/or expense reimbursements by Advisor	(145,722)	(179,016)
Net expenses	119,045	908,339
Net investment income (loss)	92,025	(105,499)
Net realized gain (loss) on:
Investments in unaffiliated issuers	767,884	6,394,712
Investments in affiliated issuers	—	—
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Foreign currency transactions	—	—
Net realized gain	767,884	6,394,712
Change in net unrealized appreciation (depreciation) on:
Investments	1,863,212	15,444,881
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—
Change in net unrealized appreciation (depreciation)	1,863,212	15,444,881
Net realized and unrealized gain	2,631,096	21,839,593
Net increase in net assets resulting from operations	$2,723,121	$21,734,094

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2016 (unaudited) (continued)

UBS Total Return Bond Fund
Investment income:
Dividends	$30,918
Interest	1,213,533
Total income	1,244,451
Expenses:
Advisory and administration	244,729
Distribution and service:
Class A	2
Class C	97
Transfer agency and related service fees:
Class A	21
Class C	20
Class P	5,284
Custodian and fund accounting	27,029
Federal and state registration	3,659
Professional services	16,896
Shareholder reports	12,572
Trustees	21,697
Amortization of offering costs	54,885
Other	18,968
Total expenses	405,859
Fee waivers and/or expense reimbursements by Advisor	(192,388)
Net expenses	213,471
Net investment income	1,030,980
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,085,307
Futures contracts	(345,408)
Options written	265,515
Swap agreements	15,655
Forward foreign currency contracts	63,261
Foreign currency transactions	(14,789)
Net realized gain (loss)	1,069,541
Change in net unrealized appreciation (depreciation) on:
Investments	(2,403,885)
Futures contracts	53,713
Options written	5,491
Swap agreements	14,293
Forward foreign currency contracts	(31,929)
Translation of other assets and liabilities denominated in foreign currency	5,407
Change in net unrealized appreciation (depreciation)	(2,356,910)
Net realized and unrealized loss	(1,287,369)
Net decrease in net assets resulting from operations	$(256,389)

The UBS Funds

UBS Municipal Bond Fund
Investment income:
Dividends	$612
Interest	1,199,852
Total income	1,200,464
Expenses:
Advisory and administration	297,238
Distribution and service:
Class A	28,559
Class C	24,127
Transfer agency and related service fees:
Class A	1,018
Class C	810
Class P	9,555
Custodian and fund accounting	26,235
Federal and state registration	25,574
Professional services	49,434
Shareholder reports	8,911
Trustees	23,911
Amortization of offering costs	—
Other	10,359
Total expenses	505,731
Fee waivers and/or expense reimbursements by Advisor	(201,996)
Net expenses	303,735
Net investment income	896,729
Net realized gain (loss) on:
Investments in unaffiliated issuers	(205,377)
Futures contracts	—
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized gain (loss)	(205,377)
Change in net unrealized appreciation (depreciation) on:
Investments	(5,923,209)
Futures contracts	—
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation (depreciation)	(5,923,209)
Net realized and unrealized loss	(6,128,586)
Net decrease in net assets resulting from operations	$(5,231,857)

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income (loss)	$544,140	$2,396,025	$(364,960)	$(282,902)
Net realized gain (loss)	6,182,416	(44,796,086)	2,128,207	(15,818,275)
Change in net unrealized appreciation (depreciation)	(2,575,202)	10,008,305	10,909,332	(8,564,917)
Contributions from Advisor	—	214,280	—	316,557
Net increase (decrease) in net assets from operations	4,151,354	(32,177,476)	12,672,579	(24,349,537)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(2,647,814)	(3,709,639)	(5,354,437)
Return of capital	—	(30,207)	—	—
Total Class A dividends and distributions	—	(2,678,021)	(3,709,639)	(5,354,437)
Class C:
Net investment income	—	(936,550)	(1,163,177)	(2,183,113)
Return of capital	—	(10,683)	—	—
Total Class C dividends and distributions	—	(947,233)	(1,163,177)	(2,183,113)
Class P:
Net investment income	—	(5,913,042)	(1,947,479)	(3,013,026)
Return of capital	—	(67,458)	—	—
Total Class P dividends and distributions	—	(5,980,500)	(1,947,479)	(3,013,026)
Decrease in net assets from dividends and distributions	—	(9,605,754)	(6,820,295)	(10,550,576)
Beneficial interest transactions:
Proceeds from shares sold	4,299,157	29,677,803	9,591,106	9,553,990
Shares issued on reinvestment of dividends and distributions	—	9,059,509	6,231,895	9,531,202
Cost of shares redeemed	(45,229,865)	(99,285,584)	(66,903,567)	(90,668,225)
Redemption fees	—	—	—	378
Net increase (decrease) in net assets resulting from beneficial interest transactions	(40,930,708)	(60,548,272)	(51,080,566)	(71,582,655)
Increase (decrease) in net asset	(36,779,354)	(102,331,502)	(45,228,282)	(106,482,768)
Net assets, beginning of period	225,737,123	328,068,625	397,874,092	504,356,860
Net assets, end of period	$188,957,769	$225,737,123	$352,645,810	$397,874,092
Accumulated undistributed (distributions in excess) net investment income (loss)	$(8,011,576)	$(8,555,716)	$(2,545,058)	$4,640,197

The UBS Funds

	UBS International Sustainable Equity Fund		UBS U.S. Large Cap Equity Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income (loss)	$47,955	$439,021	$92,025	$307,584
Net realized gain (loss)	123,935	(520,410)	767,884	(473,205)
Change in net unrealized appreciation (depreciation)	991,380	(3,713,231)	1,863,212	(3,137,879)
Contributions from Advisor	—	39,797	—	—
Net increase (decrease) in net assets from operations	1,163,270	(3,754,823)	2,723,121	(3,303,500)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(107,890)	(69,810)	(96,685)	(132,023)
Return of capital	—	—	—	—
Total Class A dividends and distributions	(107,890)	(69,810)	(96,685)	(132,023)
Class C:
Net investment income	(26,845)	(15,558)	(5,319)	(12,163)
Return of capital	—	—	—	—
Total Class C dividends and distributions	(26,845)	(15,558)	(5,319)	(12,163)
Class P:
Net investment income	(369,867)	(218,890)	(197,574)	(454,262)
Return of capital	—	—	—	—
Total Class P dividends and distributions	(369,867)	(218,890)	(197,574)	(454,262)
Decrease in net assets from dividends and distributions	(504,602)	(304,258)	(299,578)	(598,448)
Beneficial interest transactions:
Proceeds from shares sold	1,194,316	7,565,514	1,938,018	6,381,043
Shares issued on reinvestment of dividends and distributions	468,472	274,911	286,088	577,488
Cost of shares redeemed	(1,993,522)	(6,095,200)	(4,124,618)	(16,777,291)
Redemption fees	—	—	—	188
Net increase (decrease) in net assets resulting from beneficial interest transactions	(330,734)	1,745,225	(1,900,512)	(9,818,572)
Increase (decrease) in net asset	327,934	(2,313,856)	523,031	(13,720,520)
Net assets, beginning of period	23,832,360	26,146,216	27,051,095	40,771,615
Net assets, end of period	$24,160,294	$23,832,360	$27,574,126	$27,051,095
Accumulated undistributed (distributions in excess) net investment income (loss)	$(28,752)	$427,895	$94,618	$302,171

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets (continued)

	UBS U.S. Small Cap Growth Fund		UBS Total Return Bond Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six months ended December 31, 2016 (unaudited)	Nine Months ended June 30, 2016	Year ended September 30, 2016
Operations:
Net investment income (loss)	$(105,499)	$(919,714)	$1,030,980	$3,128,455	$5,587,745
Net realized gain (loss)	6,394,712	(975,802)	1,069,541	(4,059,029)	(265,409)
Change in net unrealized appreciation (depreciation)	15,444,881	(41,105,966)	(2,356,910)	5,043,486	(8,068,933)
Net increase (decrease) in net assets from operations	21,734,094	(43,001,482)	(256,389)	4,112,912	(2,746,597)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(21)	—	—
Net realized gain	(1,010,739)	(3,580,313)	—	—	—
Total Class A dividends and distributions	(1,010,739)	(3,580,313)	(21)	—	—
Class C:
Net investment income	—	—	(224)	—	—
Net realized gain	(164,852)	(515,022)	—	—	—
Total Class C dividends and distributions	(164,852)	(515,022)	(224)	—	—
Class P:
Net investment income	—	—	(1,125,457)	(2,868,246)	(5,638,365)
Net realized gain	(4,314,463)	(10,977,397)	—	—	(480,029)
Total Class P dividends and distributions	(4,314,463)	(10,977,397)	(1,125,457)	(2,868,246)	(6,118,394)
Decrease in net assets from dividends and distributions	(5,490,054)	(15,072,732)	(1,125,702)	(2,868,246)	(6,118,394)
Beneficial interest transactions:
Proceeds from shares sold	11,236,534	96,909,755	270,603	303,562	—
Shares issued on reinvestment of dividends and distributions	5,212,883	13,779,443	855,936	249,928	—
Cost of shares redeemed	(24,844,579)	(120,663,054)	(71,074,145)	(6,441,226)	—
Redemption fees	—	1,617	42,949	92,483	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(8,395,162)	(9,972,239)	(69,904,657)	(5,795,253)	—
Increase (decrease) in net asset	7,848,878	(68,046,453)	(71,286,748)	(4,550,587)	(8,864,991)
Net assets, beginning of period	162,659,600	230,706,053	126,922,132	131,472,719	140,337,710
Net assets, end of period	$170,508,478	$162,659,600	$55,635,384	$126,922,132	$131,472,719
Accumulated undistributed (distributions in excess) net investment income (loss)	$(493,755)	$(388,273)	$(19,625)	$75,097	$144,266

The UBS Funds

	UBS Municipal Bond Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income (loss)	$896,729	$1,312,103
Net realized gain (loss)	(205,377)	273,244
Change in net unrealized appreciation (depreciation)	(5,923,209)	4,066,059
Net increase (decrease) in net assets from operations	(5,231,857)	5,651,406
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(146,324)	(232,100)
Net realized gain	(54,279)	—
Total Class A dividends and distributions	(200,603)	(232,100)
Class C:
Net investment income	(24,649)	(57,551)
Net realized gain	(15,735)	—
Total Class C dividends and distributions	(40,384)	(57,551)
Class P:
Net investment income	(724,523)	(1,118,533)
Net realized gain	(223,923)	—
Total Class P dividends and distributions	(948,446)	(1,118,533)
Decrease in net assets from dividends and distributions	(1,189,433)	(1,408,184)
Beneficial interest transactions:
Proceeds from shares sold	47,218,974	85,280,837
Shares issued on reinvestment of dividends and distributions	973,102	1,172,802
Cost of shares redeemed	(36,186,866)	(37,585,911)
Redemption fees	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	12,005,210	48,867,728
Increase (decrease) in net asset	5,583,920	53,110,950
Net assets, beginning of period	113,981,348	60,870,398
Net assets, end of period	$119,565,268	$113,981,348
Accumulated undistributed (distributions in excess) net investment income (loss)	$(42,618)	$(43,851)

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

Class A

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.17	$7.13	$7.24	$6.82	$6.36	$5.98
Income (loss) from investment operations:
Net investment income[1]	0.01	0.05	0.04	0.05	0.07	0.08
Net realized and unrealized gain (loss)	0.10	(0.79)	0.11	0.38	0.50	0.30
Net increase from payment by Advisor	—	0.01	0.00[3]	—	—	—
Total income (loss) from investment operations	0.11	(0.73)	0.15	0.43	0.57	0.38
Less dividends/distributions:
From net investment income	—	(0.23)	(0.26)	(0.01)	(0.11)	—
Return of capital	—	(0.00)[3]	—	—	—	—
Total dividends/distributions	—	(0.23)	(0.26)	(0.01)	(0.11)	—
Net asset value, end of period	$6.28	$6.17	$7.13	$7.24	$6.82	$6.36
Total investment return[2]	1.95%	(10.48)%[4]	2.03%[5]	6.31%	9.05%	6.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.46%[6]	1.45%	1.43%	1.42%	1.43%	1.60%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.54%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.43%[6]	0.82%	0.58%	0.66%	0.98%	1.33%
Supplemental data:
Net assets, end of period (000's)	$51,210	$65,741	$89,421	$194,185	$208,369	$160,773
Portfolio turnover rate	27%	50%	54%	45%	74%	164%

Class P

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.28	$7.27	$7.38	$6.96	$6.48	$6.09
Income (loss) from investment operations:
Net investment income[1]	0.02	0.07	0.06	0.06	0.09	0.10
Net realized and unrealized gain (loss)	0.11	(0.82)	0.12	0.39	0.52	0.29
Net increase from payment by Advisor	—	0.01	0.00[3]	—	—	—
Total income (loss) from investment operations	0.13	(0.74)	0.18	0.45	0.61	0.39
Less dividends/distributions:
From net investment income	—	(0.25)	(0.29)	(0.03)	(0.13)	—
Return of capital	—	(0.00)[3]	—	—	—	—
Total dividends/distributions	—	(0.25)	(0.29)	(0.03)	(0.13)	—
Net asset value, end of period	$6.41	$6.28	$7.27	$7.38	$6.96	$6.48
Total investment return[2]	2.07%	(10.17)%[4]	2.29%[5]	6.45%	9.29%	6.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.24%[6]	1.22%	1.20%	1.15%	1.12%	1.28%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%[6]	1.10%	1.10%	1.10%	1.10%	1.28%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%[6]	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.70%[6]	1.07%	0.84%	0.87%	1.25%	1.56%
Supplemental data:
Net assets, end of period (000's)	$117,601	$132,725	$192,777	$81,168	$48,113	$51,807
Portfolio turnover rate	27%	50%	54%	45%	74%	164%

UBS Dynamic Alpha Fund

Financial highlights

Class C

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$5.78	$6.68	$6.81	$6.46	$6.02	$5.71
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.00[3]	(0.01)	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)	0.10	(0.73)	0.09	0.36	0.48	0.28
Net increase from payment by Advisor	—	0.00[3]	0.00[3]	—	—	—
Total income (loss) from investment operations	0.09	(0.73)	0.08	0.35	0.50	0.31
Less dividends/distributions:
From net investment income	—	(0.17)	(0.21)	—	(0.06)	—
Return of capital	—	(0.00)[3]	—	—	—	—
Total dividends/distributions	—	(0.17)	(0.21)	—	(0.06)	—
Net asset value, end of period	$5.87	$5.78	$6.68	$6.81	$6.46	$6.02
Total investment return[2]	1.56%	(11.00)%[4]	1.21%[5]	5.42%	8.22%	5.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.26%[6]	2.23%	2.19%	2.18%	2.19%	2.36%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%[6]	2.10%	2.10%	2.10%	2.10%	2.29%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[6]	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	(0.31)%[6]	0.07%	(0.17)%	(0.09)%	0.24%	0.58%
Supplemental data:
Net assets, end of period (000's)	$20,147	$27,271	$45,871	$51,119	$53,405	$49,155
Portfolio turnover rate	27%	50%	54%	45%	74%	164%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015 the Advisor reimbursed the Fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

6  Annualized.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

Class A

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.46	$11.27	$11.04	$9.79	$9.12	$10.27
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.01	(0.00)[3]	0.02	0.01	(0.00)[3]
Net realized and unrealized gain (loss)	0.35	(0.56)	0.23	1.36	0.88	(0.72)
Net increase from payment by Advisor	—	0.01	—	—	—	—
Total income (loss) from investment operations	0.35	(0.54)	0.23	1.38	0.89	(0.72)
Less dividends/distributions:
From net investment income	(0.23)	(0.27)	—	(0.13)	(0.22)	(0.43)
Net asset value, end of period	$10.58	$10.46	$11.27	$11.04	$9.79	$9.12
Total investment return[2]	3.33%	(4.81)%[4]	2.08%	14.20%	9.86%	(6.83)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.37%[5]	1.36%	1.32%	1.30%	1.28%	1.25%
Expenses after fee waivers and/or expense reimbursement	1.30%[5]	1.35%	1.32%	1.30%	1.28%	1.25%
Net investment income (loss)	(0.03)%[5]	0.09%	(0.01)%	0.17%	0.12%	(0.03)%
Supplemental data:
Net assets, end of period (000's)	$173,766	$190,813	$234,665	$309,296	$377,781	$494,604
Portfolio turnover rate	21%	60%	62%	49%	54%	93%

Class P

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.69	$11.51	$11.25	$9.98	$9.30	$10.48
Income (loss) from investment operations:
Net investment income[1]	0.01	0.04	0.03	0.05	0.04	0.03
Net realized and unrealized gain (loss)	0.35	(0.56)	0.23	1.39	0.90	(0.75)
Net increase from payment by Advisor	—	0.01	—	—	—	—
Total income (loss) from investment operations	0.36	(0.51)	0.26	1.44	0.94	(0.72)
Less dividends/distributions:
From net investment income	(0.26)	(0.31)	—	(0.17)	(0.26)	(0.46)
Net asset value, end of period	$10.79	$10.69	$11.51	$11.25	$9.98	$9.30
Total investment return[2]	3.37%	(4.50)%[4]	2.31%	14.56%	10.22%	(6.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.10%[5]	1.09%	1.04%	1.00%	0.98%	0.95%
Expenses after fee waivers and/or expense reimbursement	1.05%[5]	1.09%	1.04%	1.00%	0.98%	0.95%
Net investment income	0.22%[5]	0.34%	0.26%	0.51%	0.44%	0.27%
Supplemental data:
Net assets, end of period (000's)	$81,343	$91,004	$124,415	$129,417	$127,751	$132,941
Portfolio turnover rate	21%	60%	62%	49%	54%	93%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS Global Allocation Fund

Financial highlights

Class C

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.15	$10.92	$10.79	$9.55	$8.89	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.04)	(0.07)	(0.09)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.33	(0.54)	0.22	1.34	0.86	(0.71)
Net increase from payment by Advisor	—	0.01	—	—	—	—
Total income (loss) from investment operations	0.29	(0.60)	0.13	1.28	0.80	(0.78)
Less dividends/distributions:
From net investment income	(0.12)	(0.17)	—	(0.04)	(0.14)	(0.33)
Net asset value, end of period	$10.32	$10.15	$10.92	$10.79	$9.55	$8.89
Total investment return[2]	2.89%	(5.49)%[4]	1.20%	13.31%	9.11%	(7.66)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.15%[5]	2.15%	2.10%	2.08%	2.06%	2.02%
Expenses after fee waivers and/or expense reimbursement	2.05%[5]	2.10%	2.10%	2.08%	2.06%	2.02%
Net investment loss	(0.78)%[5]	(0.66)%	(0.79)%	(0.59)%	(0.65)%	(0.80)%
Supplemental data:
Net assets, end of period (000's)	$97,537	$116,057	$145,277	$174,078	$195,427	$238,054
Portfolio turnover rate	21%	60%	62%	49%	54%	93%

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares, -5.59% for C shares, and -4.59% for P shares.

5  Annualized.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.05	$9.47	$8.95	$7.55	$6.75	$8.21
Income (loss) from investment operations:
Net investment income[1]	0.01	0.13	0.10	0.08	0.11	0.08
Net realized and unrealized gain (loss)	0.39	(1.47)	0.53	1.51	0.93	(1.40)
Net increase from payment by Advisor	—	0.01	—	—	—	—
Total income (loss) from investment operations	0.40	(1.33)	0.63	1.59	1.04	(1.32)
Less dividends/distributions:
From net investment income	(0.17)	(0.09)	(0.11)	(0.19)	(0.24)	(0.14)
Net asset value, end of period	$8.28	$8.05	$9.47	$8.95	$7.55	$6.75
Total investment return[2]	4.95%	(14.07)%[3]	7.14%	21.32%	15.49%	(15.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.37%[4]	2.37%	2.47%	2.74%	2.65%	2.28%
Expenses after fee waivers and/or expense reimbursement	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.29%[4]	1.59%	1.09%	0.91%	1.49%	1.20%
Supplemental data:
Net assets, end of period (000's)	$5,399	$5,204	$6,371	$7,541	$5,433	$5,576
Portfolio turnover rate	15%	114%	42%	137%	41%	49%

Class P

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.08	$9.50	$8.99	$7.58	$6.77	$8.25
Income (loss) from investment operations:
Net investment income[1]	0.02	0.16	0.13	0.09	0.13	0.11
Net realized and unrealized gain (loss)	0.39	(1.48)	0.51	1.53	0.94	(1.43)
Net increase from payment by Advisor	—	0.01	—	—	—	—
Total income (loss) from investment operations	0.41	(1.31)	0.64	1.62	1.07	(1.32)
Less dividends/distributions:
From net investment income	(0.19)	(0.11)	(0.13)	(0.21)	(0.26)	(0.16)
Net asset value, end of period	$8.30	$8.08	$9.50	$8.99	$7.58	$6.77
Total investment return[2]	5.09%	(13.83)%[3]	7.32%	21.65%	15.95%	(15.88)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.11%[4]	2.12%	2.21%	2.45%	2.40%	2.06%
Expenses after fee waivers and/or expense reimbursement	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.54%[4]	1.92%	1.40%	1.10%	1.69%	1.52%
Supplemental data:
Net assets, end of period (000's)	$16,526	$16,277	$17,103	$12,462	$11,740	$12,966
Portfolio turnover rate	15%	114%	42%	137%	41%	49%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund Shares.

UBS International Sustainable Equity Fund

Financial highlights

Class C

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.85	$9.26	$8.80	$7.43	$6.63	$8.02
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.07	0.04	0.03	0.05	0.03
Net realized and unrealized gain (loss)	0.38	(1.44)	0.51	1.47	0.92	(1.36)
Net increase from payment by Advisor	—	0.01	—	—	—	—
Total income (loss) from investment operations	0.36	(1.36)	0.55	1.50	0.97	(1.33)
Less dividends/distributions:
From net investment income	(0.10)	(0.05)	(0.09)	(0.13)	(0.17)	(0.06)
Net asset value, end of period	$8.11	$7.85	$9.26	$8.80	$7.43	$6.63
Total investment return[2]	4.57%	(14.72)%[3]	6.36%	20.32%	14.72%	(16.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.14%[4]	3.15%	3.23%	3.54%	3.40%	3.06%
Expenses after fee waivers and/or expense reimbursement	2.00%[4]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.45)%[4]	0.86%	0.46%	0.37%	0.65%	0.45%
Supplemental data:
Net assets, end of period (000's)	$2,235	$2,351	$2,672	$1,579	$605	$703
Portfolio turnover rate	15%	114%	42%	137%	41%	49%

3  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, -14.83% for C shares, and -13.94% for P shares.

4  Annualized

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.51	$27.55	$25.03	$19.85	$15.96	$16.46
Income (loss) from investment operations:
Net investment income[1]	0.08	0.21	0.14	0.11	0.11	0.10
Net realized and unrealized gain (loss)	2.58	(1.88)	2.50	5.23	3.86	(0.51)
Total income (loss) from investment operations	2.66	(1.67)	2.64	5.34	3.97	(0.41)
Less dividends/distributions:
From net investment income	(0.28)	(0.37)	(0.12)	(0.16)	(0.08)	(0.09)
Net asset value, end of period	$27.89	$25.51	$27.55	$25.03	$19.85	$15.96
Total investment return[2]	10.46%	(6.13)%	10.61%	27.05%	24.99%	(2.47)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.01%[3]	1.93%	1.56%	1.29%	1.28%	1.24%
Expenses after fee waivers and/or expense reimbursement	0.95%[3]	1.13%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.59%[3]	0.81%	0.53%	0.47%	0.63%	0.64%
Supplemental data:
Net assets, end of period (000's)	$9,696	$9,774	$9,784	$9,478	$8,534	$14,113
Portfolio turnover rate	41%	57%	59%	55%	58%	65%

Class P

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.61	$27.67	$25.14	$19.94	$16.07	$16.60
Income (loss) from investment operations:
Net investment income[1]	0.11	0.26	0.20	0.16	0.15	0.14
Net realized and unrealized gain (loss)	2.60	(1.89)	2.52	5.27	3.88	(0.52)
Total income (loss) from investment operations	2.71	(1.63)	2.72	5.43	4.03	(0.38)
Less dividends/distributions:
From net investment income	(0.35)	(0.43)	(0.19)	(0.23)	(0.16)	(0.15)
Net asset value, end of period	$27.97	$25.61	$27.67	$25.14	$19.94	$16.07
Total investment return[2]	10.55%	(5.91)%	10.90%	27.38%	25.28%	(2.23)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.76%[3]	1.64%	1.07%	0.99%	0.98%	0.97%
Expenses after fee waivers and/or expense reimbursement	0.70%[3]	0.90%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.83%[3]	1.00%	0.77%	0.71%	0.87%	0.90%
Supplemental data:
Net assets, end of period (000's)	$15,753	$15,147	$28,345	$126,735	$146,145	$185,910
Portfolio turnover rate	41%	57%	59%	55%	58%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

UBS U.S. Large Cap Equity Fund

Financial highlights

Class C

	For the Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.41	$26.34	$23.99	$19.06	$15.36	$15.88
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	(0.05)	(0.06)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.47	(1.80)	2.40	5.03	3.72	(0.50)
Total income (loss) from investment operations	2.45	(1.79)	2.35	4.97	3.70	(0.52)
Less dividends/distributions:
From net investment income	(0.07)	(0.14)	—	(0.04)	—	—
Net asset value, end of period	$26.79	$24.41	$26.34	$23.99	$19.06	$15.36
Total investment return[2]	10.02%	(6.82)%	9.80%	26.09%	24.09%	(3.28)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.78%[3]	2.68%	2.31%	2.08%	2.04%	2.02%
Expenses after fee waivers and/or expense reimbursement	1.70%[3]	1.88%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.17)%[3]	0.03%	(0.22)%	(0.27)%	(0.11)%	(0.11)%
Supplemental data:
Net assets, end of period (000's)	$2,125	$2,130	$2,643	$3,299	$2,617	$2,873
Portfolio turnover rate	41%	57%	59%	55%	58%	65%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.75	$23.60	$24.76	$20.10	$16.19	$16.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.03)	(0.13)	(0.16)	(0.21)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	2.49	(3.89)	3.38	5.40	4.02	0.33
Total income (loss) from investment operations	2.46	(4.02)	3.22	5.19	3.91	0.19
Less dividends/distributions:
From net investment income	(0.00)[3]	—	—	—	—	—
From net realized gains	(0.68)	(1.83)	(4.38)	(0.53)	—	—
Total dividends/distributions	(0.68)	(1.83)	(4.38)	(0.53)	—	—
Net asset value, end of period	$19.53	$17.75	$23.60	$24.76	$20.10	$16.19
Total investment return[2]	13.68%	(17.58)%	15.61%	26.42%	23.78%	1.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.55%[4]	1.53%	1.51%	1.45%	1.55%	1.57%
Expenses after fee waivers and/or expense reimbursement	1.24%[4]	1.24%	1.35%	1.40%	1.40%	1.40%
Net investment loss	(0.31)%[4]	(0.65)%	(0.69)%	(0.92)%	(0.64)%	(0.93)%
Supplemental data:
Net assets, end of period (000's)	$28,935	$28,048	$46,813	$42,552	$32,848	$31,015
Portfolio turnover rate	25%	109%	64%	57%	42%	48%

Class P

	Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.05	$25.11	$26.00	$21.01	$16.88	$16.64
Income (loss) from investment operations:
Net investment (loss)[1]	(0.01)	(0.08)	(0.11)	(0.15)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	2.67	(4.15)	3.60	5.67	4.21	0.35
Total income (loss) from investment operations	2.66	(4.23)	3.49	5.52	4.13	0.24
Less dividends/distributions:
From net investment income	(0.00)[3]	—	—	—	—	—
From net realized gains	(0.68)	(1.83)	(4.38)	(0.53)	—	—
Total dividends/distributions	(0.68)	(1.83)	(4.38)	(0.53)	—	—
Net asset value, end of period	$21.03	$19.05	$25.11	$26.00	$21.01	$16.88
Total investment return[2]	13.85%	(17.39)%	15.93%	26.79%	24.17%	1.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.18%[4]	1.17%	1.10%	1.09%	1.13%	1.15%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.99%[4]	0.99%	1.07%	1.09%	1.15%[5]	1.15%[5]
Net investment loss	(0.05)%[4]	(0.40)%	(0.43)%	(0.61)%	(0.41)%	(0.68)%
Supplemental data:
Net assets, end of period (000's)	$137,472	$130,227	$178,495	$226,376	$172,436	$107,447
Portfolio turnover rate	25%	109%	64%	57%	42%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS U.S. Small Cap Growth Fund

Financial highlights

Class C

	Six months ended December 31, 2016	Year ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.16	$20.60	$22.32	$18.29	$14.85	$14.78
Income (loss) from investment operations:
Net investment (loss)[1]	(0.09)	(0.23)	(0.29)	(0.35)	(0.22)	(0.23)
Net realized and unrealized gain (loss)	2.13	(3.38)	2.95	4.91	3.66	0.30
Total income (loss) from investment operations	2.04	(3.61)	2.66	4.56	3.44	0.07
Less dividends/distributions:
From net realized gains	(0.68)	(1.83)	(4.38)	(0.53)	—	—
Total dividends/distributions	(0.68)	(1.83)	(4.38)	(0.53)	—	—
Net asset value, end of period	$16.52	$15.16	$20.60	$22.32	$18.29	$14.85
Total investment return[2]	13.25%	(18.18)%	14.71%	25.51%	22.83%	0.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.26%[4]	2.28%	2.24%	2.24%	2.32%	2.35%
Expenses after fee waivers and/or expense reimbursement	1.99%[4]	1.99%	2.10%	2.15%	2.15%	2.15%
Net investment loss	(1.06)%[4]	(1.39)%	(1.44)%	(1.67)%	(1.39)%	(1.68)%
Supplemental data:
Net assets, end of period (000's)	$4,101	$4,385	$5,398	$3,687	$2,937	$2,442
Portfolio turnover rate	25%	109%	64%	57%	42%	48%

3  Amount represents less than $0.005 per share

4  Annualized

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C
	For the Period ended December 31, 2016[3]	For the Period ended December 31, 2016[3]
Net asset value, beginning of period	$15.24	$15.24
Income (loss) from investment operations:
Net investment income[1]	0.08	0.06
Net realized and unrealized loss	(0.55)	(0.55)
Total loss from investment operations	(0.47)	(0.49)
Less dividends/distributions:
From net investment income	(0.08)	(0.06)
Total dividends/distributions	(0.08)	(0.06)
Net asset value, end of period	$14.69	$14.69
Total investment return[2]	(3.08)%	(3.19)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	4.02%[4]	2.07%[4]
Expenses after fee waivers and/or expense reimbursement	0.75%[4]	1.25%[4]
Net investment income	2.11%[4]	1.64%[4]
Supplemental data:
Net assets, end of period (000's)	$5	$88
Portfolio turnover rate	395%	395%

Class P

	For the Six months ended December 31, 2016	For the Nine months ended June 30,	Year ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.14	$14.98	$15.99	$15.89	$17.87	$17.29
Income (loss) from investment operations:
Net investment income[1]	0.18	0.36	0.64	0.60	0.60	0.67
Net realized and unrealized gain (loss)	(0.41)	0.13	(0.96)	0.44	(1.06)	1.34
Total income (loss) from investment operations	(0.23)	0.49	(0.32)	1.04	(0.46)	2.01
Less dividends/distributions:
From net investment income	(0.21)	(0.33)	(0.64)	(0.62)	(0.70)	(0.71)
From net realized gains	—	—	(0.05)	(0.32)	(0.82)	(0.72)
Total dividends/distributions	(0.21)	(0.33)	(0.69)	(0.94)	(1.52)	(1.43)
Net asset value, end of period	$14.70	$15.14	$14.98	$15.99	$15.89	$17.87
Total investment return[2]	(1.55)%	3.33%	(2.05)%	6.77%	(2.82)%	12.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	0.95%[4]	1.21%[4]	0.75%	0.83%	0.71%	0.67%
Expenses after fee waivers and/or expense reimbursement	0.50%[4]	1.16%[4]	0.75%	0.83%	0.71%	0.67%
Net investment income	2.42%[4]	3.22%[4]	4.04%	3.76%	3.56%	3.89%
Supplemental data:
Net assets, end of period (000's)	$55,542	$126,922	$131,473	$140,338	$139,416	$156,791
Portfolio turnover rate	395%	251%	26%	44%	133%	175%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period September 30, 2016 (commencement of operations) through December 31, 2016.

4  Annualized.

See accompanying notes to financial statements.

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UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	For the Six months ended December 31,2016 (unaudited)	For the Year ended June 30, 2016	For the Period ended June 30, 2015[3]
Net asset value, beginning of period	$10.52	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.07	0.17	0.09
Net realized and unrealized gain (loss)	(0.49)	0.59	(0.06)
Total income (loss) from investment operations	(0.42)	0.76	0.03
Less dividends/distributions:
From net investment income	(0.07)	(0.18)	(0.09)
From net realized gains	(0.02)	—	—
Total dividends/distributions	(0.09)	(0.18)	(0.09)
Net asset value, end of period	$10.01	$10.52	$9.94
Total investment return[2]	(4.00)%	7.74%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	0.96%[5]	1.15%	1.46%[5]
Expenses after fee waivers and/or expense reimbursement	0.65%[5]	0.65%	0.65%[5]
Net investment income	1.26%[5]	1.66%	1.43%[5]
Supplemental data:
Net assets, end of period (000's)	$21,741	$17,671	$10,929
Portfolio turnover rate	72%	100%	72%

Class P

	For the Six months ended December 31,2016 (unaudited)	For the Year ended June 30, 2016	For the Period ended June 30, 2015[3]
Net asset value, beginning of period	$10.52	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.19	0.10
Net realized and unrealized gain (loss)	(0.49)	0.60	(0.05)
Total income (loss) from investment operations	(0.41)	0.79	0.05
Less dividends/distributions:
From net investment income	(0.08)	(0.21)	(0.11)
From net realized gains	(0.02)	—	—
Total dividends/distributions	(0.10)	(0.21)	(0.11)
Net asset value, end of period	$10.01	$10.52	$9.94
Total investment return[2]	(3.88)%	8.01%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	0.72%[5]	0.89%	1.23%[5]
Expenses after fee waivers and/or expense reimbursement	0.40%[5]	0.40%	0.40%[5]
Net investment income	1.51%[5]	1.89%	1.63%[5]
Supplemental data:
Net assets, end of period (000's)	$91,377	$90,146	$46,993
Portfolio turnover rate	72%	100%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares.

UBS Municipal Bond Fund

Financial highlights

Class C

	For the Six months ended December 31,2016 (unaudited)	For the Year ended June 30, 2016	For the Period ended June 30, 2015[3]
Net asset value, beginning of period	$10.52	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.04	0.12	0.06
Net realized and unrealized gain (loss)	(0.49)	0.59	(0.06)
Total income (loss) from investment operations	(0.45)	0.71	0.00[4]
Less dividends/distributions:
From net investment income	(0.04)	(0.13)	(0.06)
From net realized gains	(0.02)	—	—
Total dividends/distributions	(0.06)	(0.13)	(0.06)
Net asset value, end of period	$10.01	$10.52	$9.94
Total investment return[2]	(4.24)%	7.21%	0.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.48%[5]	1.65%	1.98%[5]
Expenses after fee waivers and/or expense reimbursement	1.15%[5]	1.15%	1.14%[5]
Net investment income	0.77%[5]	1.15%	0.94%[5]
Supplemental data:
Net assets, end of period (000's)	$6,447	$6,164	$2,948
Portfolio turnover rate	72%	100%	72%

3  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

4  Amount represents less than $0.005 per share.

5  Annualized

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has seven Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund and UBS Municipal Bond Fund, which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A, Class C and Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

The Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company organized as a Illinois corporation (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The UBS Total Return Bond Fund's investment advisor, UBS AM, was the advisor for the Predecessor Fund, and the day-to-day management of, and investment decisions for, the UBS Total Return Bond Fund and the Predecessor Fund are made by the same portfolio managers. The Funds have generally similar investment objectives and strategies. As such, the Predecessor Fund was designed as accounting survivor of the Reorganization. The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal year ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The UBS Funds

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

The UBS Funds

Notes to financial statements (unaudited)

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be

The UBS Funds

Notes to financial statements (unaudited)

fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value

The UBS Funds

Notes to financial statements (unaudited)

determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

Investments

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

The UBS Funds

Notes to financial statements (unaudited)

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. Each Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

The UBS Funds

Notes to financial statements (unaudited)

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended December 31, 2016, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

The UBS Funds

Notes to financial statements (unaudited)

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2016, UBS Global Allocation Fund and UBS Total Return Bond Fund had maximum payout amounts of approximately $31,205,000 and $5,360,580, respectively, relating to written put option contracts.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a

The UBS Funds

Notes to financial statements (unaudited)

return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the

The UBS Funds

Notes to financial statements (unaudited)

event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The UBS Funds

Notes to financial statements (unaudited)

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2016.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2016 is reflected in the Statement of assets and liabilities.

At December 31, 2016, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$1,750,405	$—	$—	$1,750,405
Futures contracts	349,208	—	—	362,343	711,551
Swap agreements	—	—	929,281	—	929,281
Total value	$349,208	$1,750,405	$929,281	$362,343	$3,391,237

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$(573,395)	$—	$—	$(573,395)
Futures contracts	(734,520)	—	—	(261,649)	(996,169)
Swap agreements	—	—	(128,690)	—	(128,690)
Total value	$(734,520)	$(573,395)	$(128,690)	$(261,649)	$(1,698,254)

Table footnotes begin on page 125.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2016, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$4,188,926	$—	$—	$4,188,926
Futures contracts	342,048	—	—	3,247,707	3,589,755
Options purchased	—	—	(14,400)	(1,626,905)	(1,641,305)
Options written	—	—	—	50,250	50,250
Swap agreements	(176,755)	—	880,322	—	703,567
Total net realized gain	$165,293	$4,188,926	$865,922	$1,671,052	$6,891,193
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(754,665)	$—	$—	$(754,665)
Futures contracts	1,062,167	—	—	(309,394)	752,773
Options purchased	—	—	—	895,044	895,044
Swap agreements	67,080	—	214,926	—	282,006
Total change in net unrealized appreciation (depreciation)	$1,129,247	$(754,665)	$214,926	$585,650	$1,175,158

At December 31, 2016, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$1,465,685	$—	$—	$1,465,685
Futures contracts	185,249	—	—	527,244	712,493
Options purchased	—	—	—	663,600	663,600
Swap agreements	—	—	1,600,900	—	1,600,900
Total value	$185,249	$1,465,685	$1,600,900	$1,190,844	$4,442,678

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Equity risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$(362,119)	$—	$(362,119)
Futures contracts	(644,369)	—	(218,586)	(862,955)
Options written	—	—	(169,850)	(169,850)
Total value	$(644,369)	$(362,119)	$(388,436)	$(1,394,924)

Table footnotes begin on page 125.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2016, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$806,547	$—	$—	$806,547
Futures contracts	(888,600)	—	—	(2,319,551)	(3,208,151)
Options purchased	—	—	—	(872,984)	(872,984)
Options written	—	—	—	171,748	171,748
Swap agreements	—	—	1,773,802	—	1,773,802
Total net realized gain (loss)	$(888,600)	$806,547	$1,773,802	$(3,020,787)	$(1,329,038)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$1,105,273	$—	$—	$1,105,273
Futures contracts	(1,536,366)	—	—	1,731,025	194,659
Options purchased	—	—	—	696,716	696,716
Options written	—	—	—	(190,873)	(190,873)
Swap agreements	—	—	(387,252)	—	(387,252)
Total change in net unrealized appreciation (depreciation)	$(1,536,366)	$1,105,273	$(387,252)	$2,236,868	$1,418,523

At December 31, 2016, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Equity risk	Total
UBS Total Return Bond Fund
Forward foreign currency contracts	$—	$5,336	$—	$5,336
Futures contracts	20,274	—	—	20,274
Swap agreements	—	—	8,292	8,292
Total value	$20,274	$5,336	$8,292	$33,902

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Total
UBS Total Return Bond Fund
Forward foreign currency contracts	$—	$(10,118)	$(10,118)
Futures contracts	(66,265)	—	(66,265)
Options written	—	(68,056)	(68,056)
Total value	$(66,265)	$(78,174)	$(144,439)

Table footnotes begin on page 125.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2016, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$63,261	$—	$—	$63,261
Futures contracts	(345,408)	—	—	—	(345,408)
Options purchased	(35,672)	(33,105)	(154,871)	—	(223,648)
Options written	3,965	168,088	93,462	—	265,515
Swap agreements	—	—	—	15,655	15,655
Total net realized gain (loss)	$(377,115)	$198,244	$(61,409)	$15,655	$(224,625)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(31,929)	$—	$—	$(31,929)
Futures contracts	53,713	—	—	—	53,713
Options purchased	(30,261)	5,357	1,227	—	(23,677)
Options written	26,455	(14,952)	(6,012)	—	5,491
Swap agreements	—	—	—	14,293	14,293
Total change in net unrealized appreciation (depreciation)	$49,907	$(41,524)	$(4,785)	$14,293	$17,891

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations on change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$1,750,405	$(573,395)
Futures contracts[1]	711,551	(996,169)
Swap agreements[1]	929,281	(128,690)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$3,391,237	$(1,698,254)
Derivatives not subject to MNA or similar agreements	(1,627,300)	1,063,024
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,763,937	$(635,230)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of asset
CITI	$2,188	$(2,188)	$—	$—
GSI	84,689	(72,319)	—	12,370
HSBC	11,830	—	—	11,830
JPMCB	49,426	(46,204)	—	3,222
MSC	821,068	(277,913)	—	543,155
SSB	413,518	—	—	413,518
WBC	381,218	(231,484)	—	149,734
Total	$1,763,937	$(630,108)	$—	$1,133,829
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(1,584)	$—	$—	$(1,584)
CITI	(5,726)	2,188	3,538	—
GSI	(72,319)	72,319	—	—
JPMCB	(46,204)	46,204	—	—
MSC	(277,913)	277,913	—	—
WBC	(231,484)	231,484	—	—
Total	$(635,230)	$630,108	$3,538	$(1,584)

Table footnotes begin on page 128.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$1,465,685	$(362,119)
Futures contracts[1]	712,493	(862,955)
Options purchased	663,600	—
Options written	—	(169,850)
Swap agreements[1]	1,600,900	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$4,442,678	$(1,394,924)
Derivatives not subject to MNA or similar agreements	(2,976,993)	1,032,805
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,465,685	$(362,119)

Table footnotes begin on page 128.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CITI	$17,731	$—	$—	$17,731
GSI	117,924	(73,593)	—	44,331
HSBC	120,131	—	—	120,131
JPMCB	222,735	(32,866)	—	189,869
MSC	718,045	(255,660)	—	462,385
SSC	64,275	—	—	64,275
WBC	204,844	—	—	204,844
Total	$1,465,685	$(362,119)	$—	$1,103,566
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
GSI	$(73,593)	$73,593	$—	$—
JPMCB	(32,866)	32,866	—	—
MSC	(255,660)	255,660	—	—
Total	$(362,119)	$362,119	$—	$—

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$5,336	$(10,118)
Futures contracts[1]	20,274	(66,265)
Options written	—	(68,056)
Swap agreements	8,292	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$33,902	$(144,439)
Derivatives not subject to MNA or similar agreements	(20,274)	66,265
Total gross amount of assets and liabilities subject to MNA or similar agreements	$13,628	$(78,174)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CITI	$8,292	$(8,292)	$—	$—
JPMCB	5,336	(5,336)	—	—
Total	$13,628	$(13,628)	$—	$—
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(68,056)	$8,292	$—	$(59,764)
JPMCB	(10,118)	5,336	—	(4,782)
Total	$(78,174)	$13,628	$—	$(64,546)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

The UBS Funds

Notes to financial statements (unaudited)

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

Fund	All assets
UBS Total Return Bond Fund	0.500%
UBS Municipal Bond Fund	0.400

For UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 27, 2017. The fee waiver and/or expense reimbursement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2016 were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	2.10%	1.10%	$110,202	$909,484	$140,224	$—
UBS Global Allocation Fund[1]	1.20	1.95	0.95	139,727	1,535,999	137,136	—
UBS International Sustainable Equity Fund	1.25	2.00	1.00	(17,592)	97,899	136,415	—
UBS U.S. Large Cap Equity Fund	0.95	1.70	0.70	(32,085)	95,988	145,722	—
UBS U.S. Small Cap Growth Fund	1.24	1.99	0.99	81,929	726,936	179,016	—
UBS Total Return Bond Fund	0.75	1.25	0.50	(33,185)	212,807	192,388	—
UBS Municipal Bond Fund	0.65	1.15	0.40	(7,970)	250,305	201,996	—

1  Effective October 28, 2016, UBS Global Allocation Fund's expense caps were reduced from 1.35%, 2.10% and 1.10% for Class A, C & P, respectively.

Each Fund, except for UBS International Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual

The UBS Funds

Notes to financial statements (unaudited)

limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2016 are subject to repayment through June 30, 2020.

At December 31, 2016, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2017	Expires June 30, 2018	Expires June 30, 2019	Expires June 30, 2020
UBS Dynamic Alpha Fund—Class A	$334,222	$148,450	$78,494	$73,863	$33,415
UBS Dynamic Alpha Fund—Class C	147,667	40,482	43,534	44,827	18,824
UBS Dynamic Alpha Fund—Class P	475,971	28,343	165,473	194,170	87,985
UBS Global Allocation Fund—Class A	87,582	—	—	26,083	61,499
UBS Global Allocation Fund—Class C	113,738	—	—	60,816	52,922
UBS Global Allocation Fund—Class P	22,715	—	—	—	22,715
UBS U.S. Large Cap Equity Fund—Class A	166,121	7,993	33,158	75,018	49,952
UBS U.S. Large Cap Equity Fund—Class C	42,747	3,730	9,467	17,727	11,823
UBS U.S. Large Cap Equity Fund—Class P	406,372	55,550	94,815	172,060	83,947
UBS U.S. Small Cap Growth Fund—Class A	234,695	20,513	59,130	109,706	45,346
UBS U.S. Small Cap Growth Fund—Class C	27,998	2,856	5,493	13,652	5,997
UBS U.S. Small Cap Growth Fund—Class P	461,577	—	59,114	274,790	127,673
UBS Total Return Bond Fund—Class A1	25	—	—	—	25
UBS Total Return Bond Fund—Class C1	106	—	—	—	106
UBS Total Return Bond Fund—Class P	234,852	—	—	42,595	192,257
UBS Municipal Bond Fund—Class A	136,391	—	35,220	65,430	35,741
UBS Municipal Bond Fund—Class C	43,523	—	10,331	22,631	10,561
UBS Municipal Bond Fund—Class P	647,892	—	220,354	271,844	155,694

1  For the period from September 30, 2016 (commencement of operations) through December 31, 2016.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2016, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$12,268	$80,249
UBS Global Allocation Fund	22,428	144,001
UBS International Sustainable Equity Fund	1,510	9,178
UBS U.S. Large Cap Equity Fund	1,754	10,285
UBS U.S. Small Cap Growth Fund	11,009	64,142
UBS Total Return Bond Fund	3,469	31,922
UBS Municipal Bond Fund	7,659	46,933

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2016 have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements (unaudited)

The following Funds have incurred brokerage commissions with UBS Group AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2016, were as follows:

Fund	UBS AG
UBS Global Allocation Fund	$493
UBS International Sustainable Equity Fund	47
UBS U.S. Large Cap Equity Fund	43

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS International Sustainable Equity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00
UBS Total Return Bond Fund	0.25	0.75
UBS Municipal Bond Fund	0.25	0.75

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. At December 31, 2016, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2016, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$11,541	$496
UBS Dynamic Alpha Fund—Class C	17,263	—
UBS Global Allocation Fund—Class A	36,939	8,853
UBS Global Allocation Fund—Class C	82,243	202
UBS International Sustainable Equity Fund—Class A	1,127	4,405
UBS International Sustainable Equity Fund—Class C	1,860	—
UBS U.S. Large Cap Equity Fund—Class A	2,030	2,432
UBS U.S. Large Cap Equity Fund—Class C	1,788	—
UBS U.S. Small Cap Growth Fund—Class A	6,372	2,418
UBS U.S. Small Cap Growth Fund—Class C	3,569	—
UBS Total Return Bond Fund—Class A1	—	37
UBS Total Return Bond Fund—Class C1	58	—
UBS Municipal Bond Fund—Class A	4,600	28,654
UBS Municipal Bond Fund—Class C	3,985	1,444

1  For the period from September 30, 2016 (commencement of operations) through December 31, 2016.

The UBS Funds

Notes to financial statements (unaudited)

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2016, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$25,020
UBS Global Allocation Fund	56,333
UBS International Sustainable Equity Fund	1,870
UBS U.S. Large Cap Equity Fund	1,263
UBS U.S. Small Cap Growth Fund	3,607
UBS Total Return Bond Fund	775
UBS Municipal Bond Fund	7,021

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government or government agency securities or, under certain conditions, bank letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government or government agency securities or, under certain conditions, bank letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in JPMorgan U.S. Government Money Market Fund, which is included in each Fund's Portfolio of investments. JPMorgan Chase Bank serves as the Funds' lending agent.

At December 31, 2016, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Market value of securities loaned	Total market value of collateral received for securities loaned	Market value of cash collateral received	Market value of non-cash collateral received	Security type held as non-cash collateral
UBS Dynamic Alpha Fund	$574,801	$587,063	$587,063	$—	$—
UBS Global Allocation Fund	16,590,730	16,949,754	16,949,754	—	—
UBS U.S. Large Cap Equity Fund	223,413	230,632	230,632	—	—
UBS U.S. Small Cap Growth Fund	8,744,537	8,969,598	8,969,598	—	—

The table below represents the disaggregation at December 31, 2016 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

The UBS Funds

Notes to financial statements (unaudited)

	Type of securities loaned			Total gross amount of recognized
Fund	Equity securities	Investment companies	Corporate notes	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$—	$—	$587,063	$587,063
UBS Global Allocation Fund	544,629	16,405,125	—	16,949,754
UBS U.S. Large Cap Equity Fund	230,632	—	—	230,632
UBS U.S. Small Cap Growth Fund	6,784,760	2,184,838	—	8,969,598

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the "Committed Credit Facility") with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the period ended December 31, 2016, the Funds had no borrowings under the Committed Credit Facility.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2016, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$1,896
UBS U.S. Large Cap Equity Fund	462
UBS U.S. Small Cap Growth Fund	2,653

Purchases and sales of securities

For the period ended December 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$34,490,790	$37,702,511
UBS Global Allocation Fund	67,799,035	100,647,719
UBS International Sustainable Equity Fund	3,531,967	4,200,078
UBS U.S. Large Cap Equity Fund	10,975,242	13,329,455
UBS U.S. Small Cap Growth Fund	41,230,723	54,512,501
UBS Total Return Bond Fund	329,381,769	401,147,486
UBS Municipal Bond Fund	96,749,444	91,094,605

The UBS Funds

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	252,616	$1,588,712	15,127	$88,743	412,112	$2,621,702
Shares repurchased	(2,766,410)	(17,284,708)	(1,301,097)	(7,608,828)	(3,196,087)	(20,336,329)
Dividends reinvested	—	—	—	—	—	—
Redemption fees	—	—	—	—	—	—
Net decrease	(2,513,794)	$(15,695,996)	(1,285,970)	$(7,520,085)	(2,783,975)	$(17,714,627)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	724,611	$7,886,573	17,033	$177,985	138,369	$1,526,548
Shares repurchased	(2,853,973)	(30,793,674)	(2,103,825)	(22,025,530)	(1,281,198)	(14,084,363)
Dividends reinvested	318,584	3,373,805	103,791	1,073,201	165,115	1,784,889
Redemption fees	—	—	—	—	—	—
Net decrease	(1,810,778)	$(19,533,296)	(1,983,001)	$(20,774,344)	(977,714)	$(10,772,926)

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,931	$167,652	6,665	$55,516	115,497	$971,148
Shares repurchased	(26,260)	(221,256)	(33,523)	(271,945)	(179,972)	(1,500,321)
Dividends reinvested	12,031	99,137	3,112	25,111	41,674	344,224
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	5,702	$45,533	(23,746)	$(191,318)	(22,801)	$(184,949)

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	64,104	$1,778,674	3,204	$83,976	2,740	$75,368
Shares repurchased	(102,870)	(2,800,377)	(11,303)	(292,058)	(37,666)	(1,032,183)
Dividends reinvested	3,244	92,024	167	4,560	6,661	189,504
Redemption fees	—	—	—	—	—	—
Net decrease	(35,522)	$(929,679)	(7,932)	$(203,522)	(28,265)	$(767,311)

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	238,620	$4,714,718	6,903	$116,081	306,596	$6,405,735
Shares repurchased	(379,333)	(7,312,717)	(55,248)	(913,241)	(804,738)	(16,618,621)
Dividends reinvested	42,131	843,036	7,412	125,480	196,954	4,244,367
Redemption fees	—	—	—	—	—	—
Net decrease	(98,582)	$(1,754,963)	(40,933)	$(671,680)	(301,188)	$(5,968,519)

UBS Total Return Bond Fund

	Class A1		Class C1		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	362	$5,370	5,949	$89,229	11,838	$176,004
Shares repurchased	—	—	—	—	(4,673,217)	(71,074,145)
Dividends reinvested	1	16	15	220	56,725	855,700
Redemption fees	—	—	—	—	—	42,949
Net increase (decrease)	363	$5,386	5,964	$89,449	(4,604,654)	$(69,999,492)

1  For the period from September 30, 2016 (commencement of operations) through December 31, 2016.

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	887,125	$9,230,536	96,921	$1,003,593	3,599,088	$36,984,845
Shares repurchased	(409,365)	(4,107,234)	(42,220)	(433,152)	(3,117,811)	(31,646,480)
Dividends reinvested	14,076	143,425	3,440	34,926	77,939	794,751
Redemption fees	—	—	—	—	—	—
Net increase	491,836	$5,266,727	58,141	$605,367	559,216	$6,133,116

For the year ended June 30, 2016, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	218,328	$1,421,937	103,426	$617,783	4,014,934	$27,638,083
Shares repurchased	(2,467,134)	(16,053,447)	(2,385,743)	(14,684,601)	(10,309,029)	(68,547,536)
Dividends reinvested	373,973	2,404,649	139,684	845,085	888,345	5,809,775
Redemption fees	—	—	—	—	—	—
Net decrease	(1,874,833)	$(12,226,861)	(2,142,633)	$(13,221,733)	(5,405,750)	$(35,099,678)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	254,146	$2,707,293	81,385	$830,853	549,495	$6,015,844
Shares repurchased	(3,292,895)	(35,058,994)	(2,142,869)	(22,145,568)	(3,083,713)	(33,463,663)
Dividends reinvested	453,882	4,861,081	193,128	2,016,252	242,806	2,653,869
Redemption fees	—	172	—	107	—	99
Net decrease	(2,584,867)	$(27,490,448)	(1,868,356)	$(19,298,356)	(2,291,412)	$(24,793,851)

The UBS Funds

Notes to financial statements (unaudited)

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	178,748	$1,556,047	66,720	$566,384	662,247	$5,443,083
Shares repurchased	(212,720)	(1,713,569)	(57,757)	(450,574)	(471,757)	(3,931,057)
Dividends reinvested	7,241	61,695	1,731	14,435	23,276	198,781
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	(26,731)	$(95,827)	10,694	$130,245	213,766	$1,710,807

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	73,334	$1,777,229	6,633	$162,598	171,857	$4,441,216
Shares repurchased	(49,958)	(1,264,299)	(20,150)	(497,984)	(621,766)	(15,015,008)
Dividends reinvested	4,705	122,708	430	10,793	16,972	443,987
Redemption fees	—	60	—	14	—	114
Net increase (decrease)	28,081	$635,698	(13,087)	$(324,579)	(432,937)	$(10,129,691)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	722,812	$14,513,102	91,782	$1,545,730	3,815,467	$80,850,923
Shares repurchased	(1,286,169)	(24,263,478)	(89,821)	(1,435,475)	(4,588,148)	(94,964,101)
Dividends reinvested	159,734	3,063,699	25,184	414,279	501,288	10,301,465
Redemption fees	—	16	—	1,555	—	46
Net increase (decrease)	(403,623)	$(6,686,661)	27,145	$526,089	(271,393)	$(3,811,667)

UBS Total Return Bond Fund

	Class P
	Shares	Amount
Shares sold	19,939	$303,562
Shares repurchased	(428,779)	(6,441,226)
Dividends reinvested	16,662	249,928
Redemption fees	—	92,483
Net decrease	(392,178)	$(5,795,253)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,127,581	$11,536,432	362,028	$3,709,114	6,811,943	$70,035,291
Shares repurchased	(563,957)	(5,741,505)	(77,714)	(804,441)	(3,063,665)	(31,039,965)
Dividends reinvested	16,474	168,229	5,066	51,751	93,107	952,822
Redemption fees	—	—	—	—	—	—
Net increase	580,098	$5,963,156	289,380	$2,956,424	3,841,385	$39,948,148

The UBS Funds

Notes to financial statements (unaudited)

Redemption fees

Effective August 3, 2015, the redemption fee of 1.00% imposed by each class of each series of The UBS Funds, with the exception of UBS Total Return Bond Fund, was eliminated. Prior to August 3, 2015 for purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

The Board of Trustees approved a temporary redemption fee of 2.00% following the reorganization of Fort Dearborn Income Securities, Inc. with UBS Total Return Bond Fund. The temporary redemption fee was paid to the UBS Total Return Bond Fund and was in effect until August 22, 2016.

The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2016, redemption fee represented less than $0.005 per share.

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2016 were as follows:

	2016
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term gains	Return of capital	Total distributions paid
UBS Dynamic Alpha Fund	$—	$9,497,406	$—	$108,348	$9,605,754
UBS Global Allocation Fund	—	10,550,576	—	—	10,550,576
UBS International Sustainable Equity Fund	—	304,258	—	—	304,258
UBS U.S. Large Cap Equity Fund	—	598,448	—	—	598,448
UBS U.S. Small Cap Growth Fund	—	5,972,567	9,100,165	—	15,072,732
UBS Total Return Bond Fund[1]	—	2,868,246	—	—	2,868,246
UBS Municipal Bond Fund	1,363,303	15,711	29,170	—	1,408,184

1  For the period from October 1, 2015 through June 30, 2016.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The UBS Funds

Notes to financial statements (unaudited)

At June 30, 2016, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$23,566,803	$13,738,856	$37,305,659
UBS Total Return Bond Fund	2,514,598	1,911,270	4,425,868

At June 30, 2016, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$103,495,364	$202,927,795	$46,428,719
UBS Global Allocation Fund	89,719,530	862,762,158	—
UBS International Sustainable Equity Fund	—	8,184,323	—
UBS U.S. Large Cap Equity Fund	—	80,804,303	—

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2016, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October Capital Loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Dynamic Alpha Fund	$9,214,809	$—	$—
UBS Global Allocation Fund	—	8,567,747	7,232,469
UBS International Sustainable Equity Fund	—	431,083	345,316
UBS U.S. Large Cap Equity Fund	—	204,359	476,922
UBS U.S. Small Cap Growth Fund	367,707	890,391	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2016, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2016, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2016, or since inception in the case of UBS Municipal Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Contribution from Advisor

During the fiscal year ended June 30, 2016, the Advisor reimbursed UBS Dynamic Alpha Fund and UBS International Sustainable Equity Fund for trading and operational errors in the amounts of $86,068 and $5,471, respectively.

During a review, the Financial Conduct Authority, a United Kingdom regulator, and the Advisor agreed that the Advisor paid for ineligible services, namely index data and certain market data services, out of equity dealing commissions for trades effected on behalf of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS

The UBS Funds

Notes to financial statements (unaudited)

International Sustainable Equity Fund in the United Kingdom. As a result, during the fiscal year ended June 30, 2016, the Advisor reimbursed UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS International Sustainable Equity Fund $128,212, $316,557 and $34,326, respectively, which was determined to be the value of the ineligible services paid for from the Funds' dealing commissions.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS AM (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations. The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S1627

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)               (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)               (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 13, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 13, 2017